UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2023

Date of reporting period:	10/31/2023

Item 1 – Reports to Stockholders

PGIM QUANT SOLUTIONS INTERNATIONAL EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued
spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions International Equity Fund

December 15, 2023

PGIM Quant Solutions International Equity Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	7.65	1.27	1.06	—

(without sales charges)	13.91	2.42	1.63	—

Class C

(with sales charges)	11.11	1.20	0.66	—

(without sales charges)	12.11	1.20	0.66	—

Class Z

(without sales charges)	14.49	2.89	2.02	—

Class R6

(without sales charges)	14.97	3.18	N/A	4.29 (12/28/2016)

MSCI All Country World ex-US Index

	12.07	3.46	2.54	—

Average Annual Total Returns as of 10/31/23 Since Inception (%)

Class R6 (12/28/2016)

MSCI All Country World ex-US Index	4.40

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Quant Solutions International Equity Fund    5

Your Fund’s Performance  (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None

Benchmark Definitions

MSCI All Country World ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged, free float-adjusted, market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	2.1%

Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	1.9%

iShares MSCI EAFE ETF	Unaffiliated Exchange-Traded Funds	United States	1.5%

Shell plc	Oil, Gas & Consumable Fuels	Netherlands	1.3%

Roche Holding AG	Pharmaceuticals	United States	1.3%

Novartis AG	Pharmaceuticals	Switzerland	1.1%

BP plc	Oil, Gas & Consumable Fuels	United Kingdom	1.1%

Hermes International SCA	Textiles, Apparel & Luxury Goods	France	0.9%

GSK plc	Pharmaceuticals	United States	0.9%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	Germany	0.80%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions International Equity Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Quant Solutions International Equity Fund’s Class Z shares returned 14.49% in the 12-month reporting period that ended October 31, 2023, outperforming the 12.07% return of the MSCI All Country World ex-US Index (the Index).

What were the market conditions?

•

Investors remained cautious despite generally decreasing inflationary pressures and moderating fears of a global economic recession. Persistent geopolitical pressures, particularly the Russia-Ukraine war and its corollaries—softening Chinese economic data and the potential paradigm shift as Russia and China forge economic alliances—did little to quell investor concerns.

•	PGIM Quantitative Solutions’ model performed relatively well throughout this period of heightened volatility. For the reporting period, value was the predominant driver of outperformance.

What worked?

•

During the reporting period, stock selection and an overweight in industrials in Japan, along stock selection and an overweight in Taiwanese information technology names, were beneficial to results relative to the Index.

•	A tilt toward reasonably priced companies across the industrial, financial, and energy sectors and away from expensive financial and industrial names contributed to relative returns.

What didn’t work?

•	A shift toward materials in Norway and Australia, along with a shift away from consumer discretionary names in Japan and Germany, slightly detracted from relative results.

•

Favoring high-quality materials and shifting away from low-quality financial and consumer discretionary names, along with favoring inexpensive consumer staples and consumer discretionary names, had slightly negative impacts.

Did the Fund use derivatives?

•	The Fund held fully collateralized index futures during the reporting period that were used for cash-management purposes. They had a negligible impact on performance.

Current outlook

•

Global economic activity remained resilient through the third quarter of 2023, despite considerable monetary tightening by global central banks over the past 18 months that prompted speculation earlier this year that a US recession was imminent.

•	Global equity markets delivered mixed performance for much of the third quarter, with US stocks pulling back modestly despite better-than-expected corporate quarterly results.

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•

While sector composition often explains much of the difference in valuation between the US and the rest of the world, US stocks appear relatively expensive, even after accounting for composition effects.

•

Strong labor demand in the US has provided a buffer to household incomes and supported private consumption, while fiscal stimulus continues to boost the economy. The most likely economic scenario is one of modest US growth in late 2023 and into 2024, with a lower risk of recession in the near term.

•

Europe’s post-pandemic recovery has already faded, with second-quarter GDP growth just barely positive in the Eurozone, UK, and Switzerland. The risks of a European recession are significant. Available hard data for the third quarter of 2023 are mixed, while soft data appear bleak.

•	In contrast to Europe and China, Japan is a relative bright spot, helped by a more supportive central bank. The Japanese economy remains underpinned by solid consumption and business spending.

•

Growth is likely to remain weak in China, barring significant measures by the government to jump start the economy. Consumption spending and industrial activity remain anemic, while the real estate sector continues to struggle.

•

Central banks are making progress in their fight against inflation. US headline inflation remains driven by geopolitics and supply cuts implemented by the OPEC+ group of petroleum producing nations, but core inflation has declined from its peak. Eurozone core inflation has moderated slightly from recent highs.

•

Although their hiking cycles appear to be ending, the US Federal Reserve and European Central Bank are likely to keep monetary policy tight until they have more confidence that they can reach their inflation goals.

•	The Bank of Japan has kept interest rates low, while other central banks have raised rates, and is just beginning to allow more flexibility in its yield-curve control program.

•	While the People’s Bank of China has continued to cut interest rates marginally in the third quarter, it is still holding back from a “bazooka” stimulus to restart the economy.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions International Equity Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions International Equity Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 963.50	1.56%	$ 7.70

	Hypothetical	$1,000.00	$1,017.37	1.56%	$ 7.91
Class C	Actual	$1,000.00	$ 958.00	2.95%	$14.53

	Hypothetical	$1,000.00	$1,010.36	2.95%	$14.92
Class Z	Actual	$1,000.00	$ 966.80	1.00%	$ 4.93

	Hypothetical	$1,000.00	$1,020.19	1.00%	$ 5.07
Class R6	Actual	$1,000.00	$ 968.40	0.79%	$ 3.89

	Hypothetical	$1,000.00	$1,021.25	0.79%	$ 4.00

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions International Equity Fund    11

Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS 93.6%

Australia 5.2%

BHP Group Ltd.	7,886	$223,233
BlueScope Steel Ltd.	43,006	515,533
Brambles Ltd.	10,712	89,400
Fortescue Metals Group Ltd.	77,216	1,098,461
Glencore PLC	239,020	1,266,048
Goodman Group, REIT	86,714	1,147,392
Helia Group Ltd.	408,988	940,569
Iluka Resources Ltd.	28,000	129,297
JB Hi-Fi Ltd.	21,326	613,015
Medibank Private Ltd.	416,856	909,696
Pilbara Minerals Ltd.	22,180	52,101
QBE Insurance Group Ltd.	11,160	110,664
Rio Tinto Ltd.	3,134	234,104
Rio Tinto PLC	10,679	681,326
Stockland, REIT	17,388	39,243
Suncorp Group Ltd.	34,715	295,482
Telstra Group Ltd.	126,540	306,844
West African Resources Ltd.*	297,147	138,066
Woolworths Group Ltd.	12,165	272,311

		9,062,785

Austria 0.0%

Erste Group Bank AG	1,000	35,809

Belgium 0.3%

Solvay SA	3,475	367,362
Tessenderlo Group SA	3,385	98,545

		465,907

Brazil 1.8%

B3 SA - Brasil Bolsa Balcao	43,200	95,538
Banco do Brasil SA	127,800	1,226,099
Centrais Eletricas Brasileiras SA	9,200	63,319
Cia de Saneamento do Parana, UTS	15,700	67,543
CPFL Energia SA	31,500	209,365
Odontoprev SA	15,000	31,209
Petroleo Brasileiro SA	27,900	209,177
Telefonica Brasil SA	97,600	874,224
Vale SA	26,600	364,199

		3,140,673

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Canada 5.7%

Agnico Eagle Mines Ltd.	3,700	$173,534
Alimentation Couche-Tard, Inc.	11,600	631,465
ARC Resources Ltd.	3,000	48,264
Celestica, Inc.*	21,000	490,189
Choice Properties Real Estate Investment Trust	9,000	78,140
Dollarama, Inc.	14,100	962,877
Element Fleet Management Corp.	69,500	940,198
Fairfax Financial Holdings Ltd.	1,600	1,331,493
Finning International, Inc.	2,800	75,030
George Weston Ltd.	6,800	737,592
Great-West Lifeco, Inc.	1,700	47,099
Imperial Oil Ltd.	1,600	91,183
Loblaw Cos. Ltd.	9,800	801,526
Magna International, Inc.	2,200	105,721
Manulife Financial Corp.	62,900	1,094,938
Metro, Inc.	1,500	76,193
Open Text Corp.	2,300	76,791
Parex Resources, Inc.	31,500	603,764
Parkland Corp.	2,000	60,530
Russel Metals, Inc.	6,100	151,978
Sun Life Financial, Inc.	24,900	1,137,311
Whitecap Resources, Inc.	7,500	57,923

		9,773,739

Chile 0.1%

Enel Chile SA	1,404,400	83,124

China 9.8%

3SBio, Inc., 144A*	38,500	34,251
Alibaba Group Holding Ltd.*	43,300	445,777
ANTA Sports Products Ltd.	54,600	617,498
Baidu, Inc. (Class A Stock)*	32,700	429,312
Bank of Beijing Co. Ltd. (Class A Stock)	147,500	91,662
Bank of Communications Co. Ltd. (Class H Stock)	854,000	505,146
Bank of Jiangsu Co. Ltd. (Class A Stock)	265,700	249,831
Bank of Shanghai Co. Ltd. (Class A Stock)	315,700	261,102
Beijing Enterprises Holdings Ltd.	30,000	99,956
BYD Co. Ltd. (Class H Stock)	34,500	1,049,149
China BlueChemical Ltd. (Class H Stock)	1,596,000	373,495
China CITIC Bank Corp. Ltd. (Class H Stock)	1,326,000	591,539
China Construction Bank Corp. (Class H Stock)	2,450,000	1,385,617
China Medical System Holdings Ltd.	386,000	617,252
China Minsheng Banking Corp. Ltd. (Class H Stock)	260,000	86,440

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

China Tower Corp. Ltd. (Class H Stock), 144A	2,296,000	$214,104
Chlitina Holding Ltd.	48,000	289,066
Chongqing Rural Commercial Bank Co. Ltd. (Class A Stock)	360,000	208,445
Foxconn Industrial Internet Co. Ltd. (Class A Stock)	44,800	89,966
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	6,600	30,510
Hello Group, Inc., ADR	82,400	583,392
Industrial Bank Co. Ltd. (Class A Stock)	119,500	245,582
KE Holdings, Inc., ADR	23,900	351,569
Meituan (Class B Stock), 144A*	47,800	677,566
NetEase, Inc.	67,600	1,446,745
PDD Holdings, Inc., ADR*	14,000	1,419,880
PetroChina Co. Ltd. (Class H Stock)	1,512,000	986,906
Shanghai Rural Commercial Bank Co. Ltd. (Class A Stock)	315,200	255,933
Shanxi Lu’an Environmental Energy Development Co. Ltd. (Class A Stock)	73,300	190,059
Sinopharm Group Co. Ltd. (Class H Stock)	86,000	205,650
Tencent Holdings Ltd.	30,700	1,136,169
Tianqi Lithium Corp. (Class A Stock)	22,300	167,230
Vipshop Holdings Ltd., ADR*	2,400	34,224
Wilmar International Ltd.	329,800	857,409
Xiaomi Corp. (Class B Stock), 144A*	302,800	542,928
Yum China Holdings, Inc.	2,700	141,912
Yutong Bus Co. Ltd. (Class A Stock)	50,000	92,911

		17,006,183

Denmark 2.3%

AP Moller - Maersk A/S (Class A Stock)	22	35,921
D/S Norden A/S	5,275	299,706
Novo Nordisk A/S (Class B Stock)	34,468	3,325,343
Scandinavian Tobacco Group A/S, 144A	15,916	236,328

		3,897,298

Finland 0.7%

Kemira OYJ	5,175	83,789
Nordea Bank Abp	98,919	1,041,836

		1,125,625

France 5.6%

Accor SA	10,752	343,017
Air France-KLM*	9,621	108,823
Amundi SA, 144A	2,884	150,658
Carrefour SA	14,060	246,492

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)

Cie de Saint-Gobain SA	18,434	$1,003,439
Coface SA	34,576	417,170
Dassault Aviation SA	1,805	358,814
Dassault Systemes SE	4,823	198,676
Engie SA	13,497	214,668
Hermes International SCA	855	1,595,281
Ipsen SA	2,616	309,191
Klepierre SA, REIT	20,590	500,003
Legrand SA	975	84,344
LVMH Moet Hennessy Louis Vuitton SE	900	644,338
Publicis Groupe SA	17,136	1,304,792
Rexel SA	18,530	378,434
Sopra Steria Group SACA	1,448	259,968
TotalEnergies SE	2,850	190,544
Vinci SA	12,698	1,404,074

		9,712,726

Georgia 0.1%

Bank of Georgia Group PLC	5,808	235,150

Germany 5.3%

adidas AG	450	80,014
Bayerische Motoren Werke AG	11,267	1,047,880
Daimler Truck Holding AG	32,609	1,024,582
Deutsche Bank AG	91,070	1,002,184
Deutsche Lufthansa AG*	39,303	275,592
GEA Group AG	1,600	54,721
Heidelberg Materials AG	13,066	948,505
Henkel AG & Co. KGaA	770	48,664
HUGO BOSS AG	6,307	368,865
Infineon Technologies AG	38,160	1,114,662
Krones AG	806	78,563
Mercedes-Benz Group AG	16,694	982,179
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,650	1,464,774
Salzgitter AG	2,574	64,316
Suedzucker AG	6,970	105,587
Talanx AG	4,430	279,175
Telefonica Deutschland Holding AG	115,884	197,012

		9,137,275

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Greece 0.4%

Eurobank Ergasias Services & Holdings SA*	312,853	$511,366
National Bank of Greece SA*	16,350	93,642

		605,008

Hong Kong 0.4%

WH Group Ltd., 144A	1,223,000	730,416

India 2.8%

Coal India Ltd.	222,496	839,864
Dr. Reddy’s Laboratories Ltd.	1,400	90,362
Hindalco Industries Ltd.	30,775	169,870
Hindustan Aeronautics Ltd.	1,441	31,536
ITC Ltd.	111,654	574,744
Karnataka Bank Ltd. (The)	87,140	240,485
KPIT Technologies Ltd.	6,938	101,516
Oil & Natural Gas Corp. Ltd.	517,356	1,157,628
Power Grid Corp. of India Ltd.	440,405	1,069,628
Tata Motors Ltd.	41,888	316,381
Zensar Technologies Ltd.	55,019	323,958

		4,915,972

Indonesia 0.5%

Astra International Tbk PT	984,100	357,995
Bank Mandiri Persero Tbk PT	264,000	94,315
First Pacific Co. Ltd.	902,000	341,466

		793,776

Israel 0.7%

Check Point Software Technologies Ltd.*	8,000	1,074,000
Plus500 Ltd.	4,875	83,629
Wix.com Ltd.*	400	31,960

		1,189,589

Italy 1.0%

Assicurazioni Generali SpA	51,585	1,024,667
Intesa Sanpaolo SpA	124,695	324,929
UniCredit SpA	14,247	357,167
Unipol Gruppo SpA	17,784	96,346

		1,803,109

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    17

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Japan 12.0%

ANA Holdings, Inc.*	3,200	$62,822
ASAHI YUKIZAI Corp.	3,300	80,811
Astellas Pharma, Inc.	54,800	693,213
Chugai Pharmaceutical Co. Ltd.	31,300	928,251
Dai-ichi Life Holdings, Inc.	3,900	82,388
Dentsu Group, Inc.	7,100	206,227
Disco Corp.	600	105,959
Electric Power Development Co. Ltd.	12,800	196,233
FANUC Corp.	30,700	761,864
Fast Retailing Co. Ltd.	2,000	442,793
Fujikura Ltd.	114,800	824,507
Goldwin, Inc.	3,400	214,734
GungHo Online Entertainment, Inc.	41,300	622,702
Hitachi Ltd.	8,200	519,770
Honda Motor Co. Ltd.	64,800	664,121
Iino Kaiun Kaisha Ltd.	11,600	83,203
INFRONEER Holdings, Inc.	6,300	66,458
Inpex Corp.	41,200	597,848
JAFCO Group Co. Ltd.	67,500	727,030
Japan Airlines Co. Ltd.	3,500	64,343
Japan Exchange Group, Inc.	22,400	442,955
Japan Lifeline Co. Ltd.	11,000	83,879
JFE Holdings, Inc.	5,400	75,237
Komatsu Ltd.	38,500	884,591
Koshidaka Holdings Co. Ltd.	12,000	85,376
Lasertec Corp.	2,700	445,987
Mazda Motor Corp.	8,100	78,295
Mitsui Fudosan Co. Ltd.	10,300	223,251
Mitsui OSK Lines Ltd.	2,500	64,543
Mori Hills REIT Investment Corp., REIT	279	261,129
Nabtesco Corp.	4,800	85,016
Nippon Steel Corp.	56,800	1,225,111
Nomura Research Institute Ltd.	35,300	926,623
NTN Corp.	434,400	773,862
Obayashi Corp.	8,400	71,953
Open Up Group, Inc.	23,400	290,251
Oriental Land Co. Ltd.	3,600	116,443
ORIX Corp.	5,200	94,569
Otsuka Holdings Co. Ltd.	26,700	898,347
Persol Holdings Co. Ltd.	103,500	155,190
Pressance Corp.	6,800	73,363
Renesas Electronics Corp.*	63,800	838,053
Sangetsu Corp.	7,900	148,464
SCREEN Holdings Co. Ltd.	14,200	660,188

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Sega Sammy Holdings, Inc.	3,700	$57,866
Sekisui House REIT, Inc., REIT	528	278,085
Shionogi & Co. Ltd.	23,300	1,084,956
Sojitz Corp.	42,400	880,453
Sompo Holdings, Inc.	3,400	147,288
Subaru Corp.	4,700	81,358
Suzuki Motor Corp.	3,600	139,723
Tamron Co. Ltd.	6,000	163,339
TIS, Inc.	1,600	34,264
Tokyo Steel Manufacturing Co. Ltd.	7,200	83,218
Tomy Co. Ltd.	9,000	124,133
Toyota Boshoku Corp.	20,800	361,731
Toyota Motor Corp.	13,665	239,052
Visional, Inc.*	1,700	83,326

		20,706,745

Luxembourg 0.5%

ArcelorMittal SA	41,677	922,198

Mexico 0.8%

Banco del Bajio SA, 144A	170,900	520,312
Grupo Mexico SAB de CV (Class B Stock)	195,100	810,202

		1,330,514

Netherlands 4.6%

ABN AMRO Bank NV, 144A, CVA	2,325	31,315
AMG Critical Materials NV	1,750	45,639
ASM International NV	348	143,613
ASML Holding NV	1,607	966,001
EXOR NV	6,168	529,394
ING Groep NV	56,147	719,834
Koninklijke Ahold Delhaize NV	45,263	1,340,318
Koninklijke KPN NV	286,174	961,882
Shell PLC	68,455	2,206,089
Wolters Kluwer NV	7,545	968,069

		7,912,154

New Zealand 0.3%

Xero Ltd.*	7,025	480,280

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    19

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Norway 0.6%

DNB Bank ASA	45,873	$827,635
Mowi ASA	13,724	223,010

		1,050,645

Poland 0.0%

Powszechny Zaklad Ubezpieczen SA	4,298	48,636

Qatar 0.4%

Ooredoo QPSC	228,249	619,744

Russia 0.0%

Inter RAO UES PJSC^	13,660,000	15
LUKOIL PJSC^	14,283	—
Polyus PJSC*^	1,450	—
Rosneft Oil Co. PJSC^	155,425	—
Sberbank of Russia PJSC^	366,709	—

		15

Saudi Arabia 0.3%

Elm Co.	993	185,663
Etihad Etisalat Co.	8,294	101,954
SABIC Agri-Nutrients Co.	3,400	121,390
Saudi Telecom Co.	10,918	111,845

		520,852

Singapore 1.8%

BW LPG Ltd., 144A	9,869	139,700
Hafnia Ltd.	5,230	34,369
Oversea-Chinese Banking Corp. Ltd.	126,000	1,168,161
Singapore Airlines Ltd.	183,000	817,143
STMicroelectronics NV	25,806	983,727

		3,143,100

South Africa 0.0%

Sanlam Ltd.	12,623	44,286

South Korea 4.9%

DB Insurance Co. Ltd.	12,339	802,762
Doosan Bobcat, Inc.	1,712	49,188
Hana Financial Group, Inc.	34,217	994,920
Hyundai Mobis Co. Ltd.	5,877	910,140

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)

Hyundai Motor Co.	3,799	$478,614
Industrial Bank of Korea	14,867	123,039
JB Financial Group Co. Ltd.	14,248	106,576
KB Financial Group, Inc.	27,988	1,066,854
Kia Corp.	20,363	1,163,368
OCI Holdings Co. Ltd.	1,000	72,252
Samsung C&T Corp.	12,385	979,229
Samsung Electronics Co. Ltd.	18,948	943,134
Samsung Engineering Co. Ltd.*	1,805	31,813
Samsung Fire & Marine Insurance Co. Ltd.	1,208	230,997
Samsung Life Insurance Co. Ltd.	3,379	180,909
Samsung Securities Co. Ltd.	14,124	369,997

		8,503,792

Spain 1.0%

Endesa SA	16,892	317,817
Industria de Diseno Textil SA	41,115	1,419,207
Repsol SA	3,850	56,372

		1,793,396

Sweden 3.1%

Alfa Laval AB	2,310	74,860
Atlas Copco AB (Class A Stock)	52,970	685,910
Atlas Copco AB (Class B Stock)	14,008	157,355
Epiroc AB (Class B Stock)	2,938	40,795
Essity AB (Class B Stock)	36,471	831,607
Investor AB (Class B Stock)	28,035	514,641
Scandic Hotels Group AB, 144A*	50,175	169,112
Skandinaviska Enskilda Banken AB (Class A Stock)	63,075	703,886
SKF AB (Class B Stock)	9,162	148,539
SSAB AB (Class A Stock)	12,800	76,679
Swedbank AB (Class A Stock)	46,979	771,551
Volvo AB (Class B Stock)	62,470	1,237,855

		5,412,790

Switzerland 2.2%

ABB Ltd.	37,842	1,271,405
Kuehne + Nagel International AG	1,152	310,653
Novartis AG	19,655	1,840,092

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    21

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)

Partners Group Holding AG	363	$384,367
Schindler Holding AG	170	33,140

		3,839,657

Taiwan 4.5%

Accton Technology Corp.	15,000	232,414
Acer, Inc.	144,000	152,191
Advantech Co. Ltd.	6,599	67,770
Asustek Computer, Inc.	5,000	52,426
Chunghwa Telecom Co. Ltd.	30,000	107,296
Compal Electronics, Inc.	126,000	109,599
Evergreen Marine Corp. Taiwan Ltd.	134,000	445,922
Hon Hai Precision Industry Co. Ltd.	53,000	158,190
Largan Precision Co. Ltd.	1,000	64,047
Novatek Microelectronics Corp.	41,000	577,406
Quanta Computer, Inc.	175,000	1,033,254
Supreme Electronics Co. Ltd.	60,000	103,068
TaiDoc Technology Corp.	37,000	162,748
Taiwan Semiconductor Manufacturing Co. Ltd.	219,000	3,576,823
Wistron Corp.	277,000	772,415
Wiwynn Corp.	3,000	142,149

		7,757,718

Thailand 0.5%

Bumrungrad Hospital PCL	109,300	789,966

Turkey 0.5%

KOC Holding A/S	14,692	71,066
Turkiye Is Bankasi A/S (Class C Stock)	890,790	662,137
Yapi ve Kredi Bankasi A/S	130,618	79,718

		812,921

United Arab Emirates 1.3%

Emaar Properties PJSC	616,930	1,123,913
Emirates NBD Bank PJSC	254,782	1,176,144

		2,300,057

United Kingdom 7.8%

3i Group PLC	39,102	921,931
Ashtead Group PLC	3,292	188,804
AstraZeneca PLC	3,469	434,332

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)

B&M European Value Retail SA	12,600	$81,116
BAE Systems PLC	35,625	479,027
Barclays PLC	547,187	878,261
BP PLC	298,520	1,822,769
British American Tobacco PLC	42,085	1,257,182
Centrica PLC	144,072	275,797
HSBC Holdings PLC	152,109	1,098,292
Imperial Brands PLC	56,338	1,200,236
Informa PLC	50,984	441,750
Investec PLC	29,783	165,830
JD Sports Fashion PLC	404,970	629,662
Lloyds Banking Group PLC	215,169	104,723
Man Group PLC	94,800	253,461
Mitie Group PLC	65,772	78,943
NatWest Group PLC	36,449	79,306
Paragon Banking Group PLC	14,150	76,326
Rolls-Royce Holdings PLC*	404,635	1,065,091
Serco Group PLC	89,954	156,288
Standard Chartered PLC	17,455	133,833
Tesco PLC	86,699	284,508
Unilever PLC	10,324	488,952
Whitbread PLC	22,622	917,280

		13,513,700

United States 3.8%

GSK PLC	87,086	1,552,463
Holcim AG*	19,262	1,190,926
Nestle SA	12,317	1,328,250
Roche Holding AG	8,508	2,192,594
Sanofi SA	3,107	282,135
Stellantis NV	4,060	75,850

		6,622,218

TOTAL COMMON STOCKS
(cost $162,420,901)		161,839,548

PREFERRED STOCKS 1.8%

Brazil 1.6%

Cia Energetica de Minas Gerais (PRFC)	389,469	904,583
Gerdau SA (PRFC)	60,900	264,291

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    23

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

PREFERRED STOCKS (Continued)

Brazil (cont’d.)

Metalurgica Gerdau SA (PRFC)	69,300	$142,126
Petroleo Brasileiro SA (PRFC)	204,800	1,410,761

		2,721,761

Germany 0.1%

Bayerische Motoren Werke AG (PRFC)	418	35,542
Henkel AG & Co. KGaA (PRFC)	1,175	84,759

		120,301

South Korea 0.1%

Samsung Electronics Co. Ltd. (PRFC)	6,505	259,711

TOTAL PREFERRED STOCKS
(cost $2,390,125)		3,101,773

UNAFFILIATED EXCHANGE-TRADED FUNDS 1.9%

United States

iShares MSCI EAFE ETF	37,700	2,522,884
iShares MSCI Emerging Markets ETF(a)	22,700	833,090

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS
(cost $3,538,503)		3,355,974

TOTAL LONG-TERM INVESTMENTS
(cost $168,349,529)		168,297,295

SHORT-TERM INVESTMENTS 2.5%

AFFILIATED MUTUAL FUNDS 2.3%
PGIM Core Government Money Market Fund(wb)	3,297,041	3,297,041
PGIM Institutional Money Market Fund
(cost $685,423; includes $677,700 of cash collateral for securities on loan)(b)(wb)	685,833	685,491

TOTAL AFFILIATED MUTUAL FUNDS
(cost $3,982,464)		3,982,532

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills
(cost $298,117)	5.330%	12/14/23	300	$298,102

TOTAL SHORT-TERM INVESTMENTS
(cost $4,280,581)				4,280,634

TOTAL INVESTMENTS 99.8%
(cost $172,630,110)				172,577,929
Other assets in excess of liabilities(z) 0.2%				360,402

NET ASSETS 100.0%				$172,938,331

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

GS—Goldman Sachs & Co. LLC

MSCI—Morgan Stanley Capital International

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $15 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $660,600; cash collateral of $677,700 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    25

Schedule of Investments  (continued)

as of October 31, 2023

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
39	Mini MSCI EAFE Index	Dec. 2023	$3,849,495	$(210,205)
35	Mini MSCI Emerging Markets Index	Dec. 2023	1,608,600	(116,181)

				$(326,386)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

GS	$—	$298,102

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$9,062,785	$—
Austria	—	35,809	—
Belgium	—	465,907	—
Brazil	3,140,673	—	—
Canada	9,773,739	—	—
Chile	—	83,124	—
China	2,530,977	14,475,206	—
Denmark	—	3,897,298	—
Finland	—	1,125,625	—
France	—	9,712,726	—
Georgia	—	235,150	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Germany	$—	$9,137,275	$—
Greece	—	605,008	—
Hong Kong	—	730,416	—
India	—	4,915,972	—
Indonesia	—	793,776	—
Israel	1,105,960	83,629	—
Italy	—	1,803,109	—
Japan	—	20,706,745	—
Luxembourg	—	922,198	—
Mexico	1,330,514	—	—
Netherlands	—	7,912,154	—
New Zealand	—	480,280	—
Norway	—	1,050,645	—
Poland	—	48,636	—
Qatar	—	619,744	—
Russia	—	—	15
Saudi Arabia	—	520,852	—
Singapore	—	3,143,100	—
South Africa	—	44,286	—
South Korea	—	8,503,792	—
Spain	—	1,793,396	—
Sweden	—	5,412,790	—
Switzerland	—	3,839,657	—
Taiwan	—	7,757,718	—
Thailand	—	789,966	—
Turkey	—	812,921	—
United Arab Emirates	—	2,300,057	—
United Kingdom	—	13,513,700	—
United States	—	6,622,218	—
Preferred Stocks
Brazil	2,721,761	—	—
Germany	—	120,301	—
South Korea	—	259,711	—
Unaffiliated Exchange-Traded Funds
United States	3,355,974	—	—
Short-Term Investments
Affiliated Mutual Funds	3,982,532	—	—
U.S. Treasury Obligation	—	298,102	—

Total	$27,942,130	$144,635,784	$15

Other Financial Instruments*
Liabilities
Futures Contracts	$(326,386)	$—	$—

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    27

Schedule of Investments  (continued)

as of October 31, 2023

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Banks	11.2%
Pharmaceuticals	8.2
Oil, Gas & Consumable Fuels	6.2
Insurance	5.6
Semiconductors & Semiconductor Equipment	5.5
Metals & Mining	5.0
Automobiles	3.7
Machinery	3.6
Capital Markets	2.6
Consumer Staples Distribution & Retail	2.5
Technology Hardware, Storage & Peripherals	2.4
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	2.3
Food Products	2.1
Textiles, Apparel & Luxury Goods	2.0
Diversified Telecommunication Services	2.0
Unaffiliated Exchange-Traded Funds	1.9
Tobacco	1.9
Financial Services	1.8
Specialty Retail	1.8
Broadline Retail	1.7
Electric Utilities	1.5
Hotels, Restaurants & Leisure	1.4
Electrical Equipment	1.3
Interactive Media & Services	1.2
Construction Materials	1.2
Entertainment	1.2
Media	1.1
Aerospace & Defense	1.1
Software	1.1
Industrial Conglomerates	1.1
IT Services	1.0
Real Estate Management & Development	1.0
Trading Companies & Distributors	1.0
Construction & Engineering	0.9

Professional Services	0.9%
Automobile Components	0.8
Chemicals	0.8
Passenger Airlines	0.8
Marine Transportation	0.7
Industrial REITs	0.7
Health Care Providers & Services	0.6
Building Products	0.6
Household Products	0.6
Electronic Equipment, Instruments & Components	0.5
Personal Care Products	0.5
Retail REITs	0.3
Multi-Utilities	0.3
Household Durables	0.2
Commercial Services & Supplies	0.2
Diversified REITs	0.2
U.S. Treasury Obligation	0.2
Office REITs	0.2
Health Care Equipment & Supplies	0.1
Communications Equipment	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Wireless Telecommunication Services	0.1
Gas Utilities	0.1
Water Utilities	0.0	*
Biotechnology	0.0	*

	99.8
Other assets in excess of liabilities	0.2

	100.0%

*	Less than 0.05%

See Notes to Financial Statements.

28

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$326,386	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$1,025,115

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(365,135)

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$5,629,972

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    29

Schedule of Investments  (continued)

as of October 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$660,600	$(660,600)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $660,600:
Unaffiliated investments (cost $168,647,646)	$168,595,397
Affiliated investments (cost $3,982,464)	3,982,532
Foreign currency, at value (cost $366,078)	362,272
Tax reclaim receivable	800,830
Dividends and interest receivable	446,732
Receivable for Fund shares sold	124,209
Due from broker—variation margin futures	830
Prepaid expenses and other assets	10,015

Total Assets	174,322,817

Liabilities

Payable to broker for collateral for securities on loan	677,700
Payable for Fund shares purchased	299,671
Foreign capital gains tax liability accrued	105,743
Affiliated transfer agent fee payable	73,989
Accrued expenses and other liabilities	57,229
Management fee payable	49,339
Distribution fee payable	32,770
Custodian and accounting fee payable	31,358
Audit fees payable	28,618
Transfer agent fee payable	27,097
Directors’ fees payable	972

Total Liabilities	1,384,486

Net Assets	$172,938,331

Net assets were comprised of:
Common stock, at par	$272
Paid-in capital in excess of par	187,607,164
Total distributable earnings (loss)	(14,669,105)

Net assets, October 31, 2023	$172,938,331

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    31

Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value and redemption price per share, ($ 121,356,700 ÷ 19,162,539 shares of common stock issued and outstanding)	$6.33
Maximum sales charge (5.50% of offering price)	0.37

Maximum offering price to public	$6.70

Class C

Net asset value, offering price and redemption price per share, ($ 1,106,903 ÷ 186,703 shares of common stock issued and outstanding)	$5.93

Class Z

Net asset value, offering price and redemption price per share, ($ 10,954,745 ÷ 1,708,392 shares of common stock issued and outstanding)	$6.41

Class R6

Net asset value, offering price and redemption price per share, ($ 39,519,983 ÷ 6,149,655 shares of common stock issued and outstanding)	$6.43

See Notes to Financial Statements.

32

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,067,802 foreign withholding tax)	$7,963,293
Affiliated dividend income	94,993
Interest income	18,893
Income from securities lending, net (including affiliated income of $2,819)	3,326

Total income	8,080,505

Expenses
Management fee	1,424,530
Distribution fee(a)	403,784
Transfer agent’s fees and expenses (including affiliated expense of $392,007)(a)	623,067
Custodian and accounting fees	142,220
Professional fees	104,133
Shareholders’ reports	58,317
Registration fees(a)	33,291
Audit fee	28,620
Directors’ fees	12,264
Miscellaneous	46,062

Total expenses	2,876,288
Less: Fee waiver and/or expense reimbursement(a)	(336,153)

Net expenses	2,540,135

Net investment income (loss)	5,540,370

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $394) (net of foreign capital gains taxes $88,432)	1,735,117
Futures transactions	1,025,115
Foreign currency transactions	(70,871)

2,689,361

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $67) (net of change in foreign capital gains taxes $(106,037))	17,045,197
Futures	(365,135)
Foreign currencies	43,982

16,724,044

Net gain (loss) on investment and foreign currency transactions	19,413,405

Net Increase (Decrease) In Net Assets Resulting From Operations	$24,953,775

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	390,998	12,786	—	—
Transfer agent’s fees and expenses	585,757	9,376	24,992	2,942
Registration fees	12,502	7,673	5,888	7,228
Fee waiver and/or expense reimbursement	(223,686)	(2,194)	(20,798)	(89,475)

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    33

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,540,370	$6,188,562
Net realized gain (loss) on investment and foreign currency transactions	2,689,361	(19,454,171)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,724,044	(47,598,728)

Net increase (decrease) in net assets resulting from operations	24,953,775	(60,864,337)

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,478,558)	(17,710,432)
Class C	(30,105)	(215,704)
Class Z	(511,647)	(1,681,493)
Class R6	(1,675,178)	(6,297,350)

	(6,695,488)	(25,904,979)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	17,742,828	21,038,306
Net asset value of shares issued in reinvestment of dividends and distributions	6,609,213	25,597,840
Cost of shares purchased	(38,363,562)	(46,108,812)

Net increase (decrease) in net assets from Fund share transactions	(14,011,521)	527,334

Total increase (decrease)	4,246,766	(86,241,982)

Net Assets:

Beginning of year	168,691,565	254,933,547

End of year	$172,938,331	$168,691,565

See Notes to Financial Statements.

34

Financial Highlights

Class A Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.76	$8.59	$6.74	$7.19	$6.96
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.18	0.18	0.11	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	(2.14)	1.78	(0.39)	0.28
Total from investment operations	0.79	(1.96)	1.96	(0.28)	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.24)	(0.11)	(0.17)	(0.17)
Distributions from net realized gains	-	(0.63)	-	-	(0.03)
Total dividends and distributions	(0.22)	(0.87)	(0.11)	(0.17)	(0.20)
Net asset value, end of year	$6.33	$5.76	$8.59	$6.74	$7.19
Total Return(b):	13.91%	(25.11)%	29.28%	(4.07)%	6.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$121,357	$119,053	$176,479	$147,445	$173,103
Average net assets (000)	$130,333	$148,834	$176,751	$156,952	$172,031
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.54%	1.49%	1.43%	1.47%	1.48%
Expenses before waivers and/or expense reimbursement	1.71%	1.63%	1.55%	1.64%	1.62%
Net investment income (loss)	2.69%	2.65%	2.12%	1.58%	2.19%
Portfolio turnover rate(d)	111%	99%	104%	128%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    35

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.42	$8.13	$6.38	$6.86	$6.64
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.07	0.02	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.58	(2.02)	1.71	(0.38)	0.30
Total from investment operations	0.65	(1.93)	1.78	(0.36)	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.03)	(0.12)	(0.12)
Distributions from net realized gains	-	(0.63)	-	-	(0.03)
Total dividends and distributions	(0.14)	(0.78)	(0.03)	(0.12)	(0.15)
Net asset value, end of year	$5.93	$5.42	$8.13	$6.38	$6.86
Total Return(b):	12.11%	(25.98)%	27.89%	(5.42)%	5.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,107	$1,319	$2,335	$2,381	$2,928
Average net assets (000)	$1,279	$1,929	$2,444	$2,640	$7,163
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	3.12%	2.73%	2.61%	2.81%	2.25%
Expenses before waivers and/or expense reimbursement	3.29%	2.87%	2.73%	2.98%	2.39%
Net investment income (loss)	1.13%	1.43%	0.84%	0.24%	1.09%
Portfolio turnover rate(d)	111%	99%	104%	128%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class Z Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.83	$8.68	$6.81	$7.26	$7.02
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.22	0.13	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	(2.16)	1.79	(0.37)	0.29
Total from investment operations	0.83	(1.94)	2.01	(0.24)	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.14)	(0.21)	(0.20)
Distributions from net realized gains	-	(0.63)	-	-	(0.03)
Total dividends and distributions	(0.25)	(0.91)	(0.14)	(0.21)	(0.23)
Net asset value, end of year	$6.41	$5.83	$8.68	$6.81	$7.26
Total Return(b):	14.49%	(24.82)%	29.85%	(3.61)%	7.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,955	$11,635	$16,562	$13,062	$14,753
Average net assets (000)	$12,118	$15,433	$17,429	$12,955	$13,815
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.04%	1.04%	1.01%	1.09%	1.03%
Expenses before waivers and/or expense reimbursement	1.21%	1.18%	1.13%	1.26%	1.17%
Net investment income (loss)	3.16%	3.20%	2.60%	1.97%	2.58%
Portfolio turnover rate(d)	111%	99%	104%	128%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    37

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.85	$8.70	$6.83	$7.27	$7.03
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.24	0.25	0.16	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.62	(2.16)	1.78	(0.38)	0.27
Total from investment operations	0.85	(1.92)	2.03	(0.22)	0.48
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.30)	(0.16)	(0.22)	(0.21)
Distributions from net realized gains	-	(0.63)	-	-	(0.03)
Total dividends and distributions	(0.27)	(0.93)	(0.16)	(0.22)	(0.24)
Net asset value, end of year	$6.43	$5.85	$8.70	$6.83	$7.27
Total Return(b):	14.97%	(24.60)%	29.96%	(3.26)%	7.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,520	$36,684	$59,558	$18,837	$5,487
Average net assets (000)	$46,208	$51,067	$37,941	$18,273	$23,216
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.78%	0.78%	0.78%	0.78%	0.78%
Expenses before waivers and/or expense reimbursement	0.97%	0.96%	0.94%	1.05%	0.95%
Net investment income (loss)	3.53%	3.38%	2.92%	2.33%	3.06%
Portfolio turnover rate(d)	111%	99%	104%	128%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Quant Solutions International Equity Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Quant Solutions International Equity Fund    39

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

40

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

PGIM Quant Solutions International Equity Fund    41

Notes to Financial Statements (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

42

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

PGIM Quant Solutions International Equity Fund    43

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of average daily net assets up to $2 billion;	0.75%
0.70% of average daily net assets from $2 billion to $5 billion;
0.69% of average daily net assets over $5 billion

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual

44

waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.45*%
C	2.69*
Z	1.00*
R6	0.78

*Effective July 1, 2023.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.30%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

PGIM Quant Solutions International Equity Fund    45

Notes to Financial Statements (continued)

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$16,427	$ 7
C	—	36

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

46

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$203,882,876	$218,166,259

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$29,937,516	$26,640,475	$—	$ —	$3,297,041	3,297,041	$94,993

PGIM Institutional Money Market Fund(1)(b)(wb)
1,713,797	36,467,723	37,496,490	67	394	685,491	685,833	2,819(2)

$1,713,797	$66,405,239	$64,136,965	$67	$394	$3,982,532		$97,812

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$6,695,488	$—	$—	$6,695,488

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$7,500,340	$18,404,639	$—	$25,904,979

PGIM Quant Solutions International Equity Fund    47

Notes to Financial Statements (continued)

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$6,678,482	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$173,753,704	$20,045,358	$(21,547,519)	$(1,502,161)

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustments and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$19,688,000	$400,000

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are

48

sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 700,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	100,000,000

B	5,000,000

C	100,000,000

Z	180,000,000

T	135,000,000

R6	180,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

Z	90,135	5.3%

R6	3,899,956	63.4

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	14.5%

Unaffiliated	2	26.0

PGIM Quant Solutions International Equity Fund    49

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	186,486	$1,209,888
Shares issued in reinvestment of dividends and distributions	725,523	4,403,922
Shares purchased	(2,382,623)	(15,398,749)
Net increase (decrease) in shares outstanding before conversion	(1,470,614)	(9,784,939)
Shares issued upon conversion from other share class(es)	23,446	154,741
Shares purchased upon conversion into other share class(es)	(52,571)	(345,682)
Net increase (decrease) in shares outstanding	(1,499,739)	$(9,975,880)

Year ended October 31, 2022:
Shares sold	404,803	$2,911,633
Shares issued in reinvestment of dividends and distributions	2,336,663	17,408,142
Shares purchased	(2,591,505)	(18,139,350)
Net increase (decrease) in shares outstanding before conversion	149,961	2,180,425
Shares issued upon conversion from other share class(es)	42,923	299,039
Shares purchased upon conversion into other share class(es)	(69,077)	(504,976)
Net increase (decrease) in shares outstanding	123,807	$1,974,488

Class C
Year ended October 31, 2023:
Shares sold	13,168	$80,989
Shares issued in reinvestment of dividends and distributions	5,223	30,087
Shares purchased	(50,815)	(309,324)
Net increase (decrease) in shares outstanding before conversion	(32,424)	(198,248)
Shares purchased upon conversion into other share class(es)	(24,475)	(151,868)
Net increase (decrease) in shares outstanding	(56,899)	$(350,116)

Year ended October 31, 2022:
Shares sold	33,493	$238,119
Shares issued in reinvestment of dividends and distributions	30,506	215,681
Shares purchased	(66,948)	(415,404)
Net increase (decrease) in shares outstanding before conversion	(2,949)	38,396
Shares purchased upon conversion into other share class(es)	(40,820)	(272,886)
Net increase (decrease) in shares outstanding	(43,769)	$(234,490)

50

Share Class	Shares	Amount

Class Z
Year ended October 31, 2023:
Shares sold	238,881	$1,527,659
Shares issued in reinvestment of dividends and distributions	81,704	500,026
Shares purchased	(638,583)	(4,184,774)
Net increase (decrease) in shares outstanding before conversion	(317,998)	(2,157,089)
Shares issued upon conversion from other share class(es)	49,058	325,780
Shares purchased upon conversion into other share class(es)	(17,944)	(118,254)
Net increase (decrease) in shares outstanding	(286,884)	$(1,949,563)

Year ended October 31, 2022:
Shares sold	730,314	$5,112,983
Shares issued in reinvestment of dividends and distributions	223,258	1,676,667
Shares purchased	(918,453)	(6,181,648)
Net increase (decrease) in shares outstanding before conversion	35,119	608,002
Shares issued upon conversion from other share class(es)	58,857	440,756
Shares purchased upon conversion into other share class(es)	(5,659)	(33,978)
Net increase (decrease) in shares outstanding	88,317	$1,014,780

Class R6
Year ended October 31, 2023:
Shares sold	2,359,691	$14,924,292
Shares issued in reinvestment of dividends and distributions	273,722	1,675,178
Shares purchased	(2,779,963)	(18,470,715)
Net increase (decrease) in shares outstanding before conversion	(146,550)	(1,871,245)
Shares issued upon conversion from other share class(es)	20,458	135,283
Net increase (decrease) in shares outstanding	(126,092)	$(1,735,962)

Year ended October 31, 2022:
Shares sold	1,776,069	$12,775,571
Shares issued in reinvestment of dividends and distributions	838,529	6,297,350
Shares purchased	(3,192,802)	(21,372,410)
Net increase (decrease) in shares outstanding before conversion	(578,204)	(2,299,489)
Shares issued upon conversion from other share class(es)	10,841	72,045
Net increase (decrease) in shares outstanding	(567,363)	$(2,227,444)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Quant Solutions International Equity Fund    51

Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Core Style Risk: The Fund’s core investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not

52

recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

PGIM Quant Solutions International Equity Fund    53

Notes to Financial Statements (continued)

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which

54

could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries

PGIM Quant Solutions International Equity Fund    55

Notes to Financial Statements (continued)

directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10. Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

56

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Quant Solutions International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions International Equity Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions International Equity Fund    57

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

Fund	QDI

PGIM Quant Solutions International Equity Fund	81.93%

For the year ended October 31, 2023, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $841,702 foreign tax credit from recognized foreign source income of $7,061,015.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2023.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Quant Solutions International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (‘‘PEO’’) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Quant Solutions International Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Quant Solutions International Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Quant Solutions International Equity Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Quant Solutions International Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions International Equity Fund is a series of Prudential World Fund, Inc.

PGIM Quant Solutions International Equity Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Quant Solutions International Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	4th Quartile	4th Quartile	4th Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•

The Board also noted that the Fund outperformed its benchmark index for the fourth quarter of 2022 and that Fund outperformed its benchmark index and ranked in the 54th percentile of its peer group in 2021.

•

The Board considered PGIM Investments’ assertions that the Fund’s benchmark-relative underperformance in 2022 was most notably impacted by its small overweight to Russia at the time of Russia’s invasion of Ukraine and also that macroeconomic factors, including interest rate hikes and elevated inflation, had a significant impact on the markets in 2022, and as those factors stabilize, PGIM Investments anticipates that the Fund’s multi-factor approach, focusing on earnings growth, quality, and value, will deliver improved results from the stock selection models.

•

The Board requested and PGIM Investments agreed to a contractual cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.45% of average daily net assets for Class A shares, 2.65% of average daily net assets for Class C shares, 1.00% of average daily net assets for Class Z shares, and 0.78% of average daily net assets for Class R6 shares through June 30, 2025.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions International Equity Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Quant Solutions International Equity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS INTERNATIONAL EQUITY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PJRAX	PJRCX	PJIZX	PJRQX
CUSIP	743969859	743969875	743969883	743969578

MF190E

PGIM EMERGING MARKETS DEBT LOCAL CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Local Currency Fund

December 15, 2023

PGIM Emerging Markets Debt Local Currency Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23
	One Year (%)	Five Years (%)	Ten Years (%)

Class A

(with sales charges)	9.01	0.37	-1.35

(without sales charges)	12.66	1.04	-1.02

Class C

(with sales charges)	10.76	0.26	-1.77

(without sales charges)	11.76	0.26	-1.77

Class Z

(without sales charges)	13.05	1.41	-0.71

Class R6

(without sales charges)	12.88	1.43	-0.65

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	13.50	0.29	-1.16

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Local Currency Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index—The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/23 (%)

AAA	4.7

AA	4.9

A	21.5

BBB	39.7

BB	18.5

B	0.3

C	0.1

Not Rated	-1.9

Cash/Cash Equivalents	12.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.24	5.87	4.06

Class C	0.21	5.33	-4.40

Class Z	0.26	6.50	6.05

Class R6	0.27	6.58	5.94

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Emerging Markets Debt Local Currency Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Local Currency Fund’s Class Z shares returned 13.05% in the 12-month reporting period that ended October 31, 2023, underperforming the 13.50% return of the JP Morgan Government Bond Index–Emerging Markets Global Diversified Index (the Index).

What were the market conditions?

•

Emerging markets debt posted positive returns during the reporting period, even as some headwinds emerged toward the end of the period. Reduced rate-hike expectations, declining interest rate volatility, and a softer US dollar provided for a constructive tone throughout much of the reporting period. However, slowing growth in China and Europe, a rise in US Treasury yields, and a resilient US dollar led to mixed performance over the final few months of the reporting period.

•

While the constructive note of year-end 2022 carried into the beginning of 2023, uncertainty increased in February due to elevated inflation data and then exploded in March as Silicon Valley Bank and Signature Bank failed and Credit Suisse Group AG experienced distress. Concerns about financial instability then led to a negative confidence shock that pressured valuations and created further dispersion between higher-quality and lower-quality issuers. Local interest rates produced positive returns in the first quarter of 2023 amid an uptick in volatility, trading directionally with developed markets, and inflation data mixed across countries. Meanwhile, emerging markets foreign exchanges (EMFX) registered gains, but those were concentrated in Latin America and Europe, with high yielding currencies outperforming.

•

Emerging markets debt saw positive gains in the second quarter of 2023 as momentum shifted in response to increased clarity concerning inflation, interest rates, and growth, as well as a resolution to the US debt ceiling. Local interest rates performed well during the quarter due to lower-than-expected inflation data in emerging markets and strong emerging markets currencies against the US dollar. EMFX was also positive in the quarter.

•

In the third quarter of 2023, emerging markets debt had mixed performance, performing well in July with a rally in spreads, led by tightening in high yield, before widening in August amid slowing growth in China and Europe. Local interest rates posted modestly negative total returns, and yields rose. In response to bear steepening of the US yield curve, a majority of emerging markets curves steepened. (Bear steepening occurs when interest rates on long-term bonds rise faster than rates on short-term bonds.) While overall EMFX performance was negative against the US dollar, Latin American currencies gained amid central bank rate cuts.

•

Over the last month of the reporting period, returns across hard currency, local currency, and corporates were negative, while EMFX exhibited positive returns. The emerging markets debt sovereign sector exhibited positive spread returns in October 2023, with investment-grade bonds lagging while high yield outperformed. Within local interest rates, Europe and Africa/Middle East outperformed in October, while

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Asia and Latin America underperformed. Meanwhile, EMFX exhibited positive performance in October, as the expectation of peak rates in the US led to a stall in the US dollar rally and some reprieve across emerging markets currencies.

What worked?

•

Long-duration positioning in South Africa and Indonesia, along with neutral positioning in Hungary and short-duration positioning in Turkey, contributed to the Fund’s performance during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Sovereign debt positioning in Egypt, Turkey, and Brazil also contributed.

•	In out-of-Index hard currency, positioning in Malaysia, Pakistan, and Argentina contributed.

•

Overall currency selection was also positive, with overweights relative to the Index to the Hungarian forint and Colombian peso, along with underweights relative to the Index to the Chinese yuan and Korean won, contributing to the Fund’s returns.

What didn’t work?

•	Long-duration positioning in Brazil, Korea, and Mexico detracted from the Fund’s returns during the reporting period.

•	Sovereign debt positioning in China, Malaysia, Hungary, and Thailand also detracted from the Fund’s returns.

•	In out-of-Index hard currency, positioning in Brazil and Jamaica detracted from returns.

•	Within currencies, an underweight to the Thai baht, along with overweights to the US dollar and the Israeli shekel, detracted from returns.

Did the Fund use derivatives?

•

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning contributed to relative performance. The Fund also used futures and interest rate swaps, in part, to help manage duration and yield curve exposure, which collectively had a negative impact on performance. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

Current outlook

•

Higher US interest rates, the strong US dollar, and rising energy prices are testing local-currency emerging markets government bonds. Considering that context, PGIM Fixed Income prefers regional relative value over directional calls and is positioned with overweight allocations relative to the Index to Asia; underweights relative to the Index to Central and Eastern Europe, the Middle East, and Africa; and neutral

PGIM Emerging Markets Debt Local Currency Fund    9

Strategy and Performance Overview* (continued)

positioning in Latin America. PGIM Fixed Income expects medium-term debt issuances (five to seven years) to outperform short-dated and long-dated segments. Beyond the seven-year horizon, PGIM Fixed Income has a bias toward steeper local-currency yield curves.

•

If the US Federal Reserve’s rate hikes have ended, PGIM Fixed Income expects emerging markets local currency yields to trade sideways from current levels. Country-level factors should support lower yields, while global macroeconomic forces push yields higher. But given the level of yields, PGIM Fixed Income believes carry (i.e., the return obtained from holding an asset) opportunities can still contribute to positive total returns within the local currency bond market.

•

PGIM Fixed Income remains cautious on emerging markets currencies and is maintaining underweight positions in Asian, and to a lesser extent European and Latin American, emerging-markets currencies. PGIM Fixed Income believes that US-dollar strength can broaden if China’s stimulus doesn’t prove impactful and continues to worry about lackluster growth in Europe. Historically, the US dollar benefits when US growth outperforms Europe and China.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Emerging Markets Debt Local Currency Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 987.80	1.14%	$5.71

	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Class C	Actual	$1,000.00	$ 984.20	1.89%	$9.45

	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class Z	Actual	$1,000.00	$ 990.20	0.73%	$3.66

	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

Class R6	Actual	$1,000.00	$ 988.40	0.67%	$3.36

	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

LONG-TERM INVESTMENTS 83.3%

CORPORATE BONDS 0.9%

Brazil 0.1%

JSM Global Sarl,
Gtd. Notes, 144A	4.750%	10/20/30(d)		200		$30,000

Jamaica 0.0%

Digicel Ltd.,
Gtd. Notes	6.750	03/01/23(d)		235		5,875

Malaysia 0.3%

Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		200		182,810

South Africa 0.3%

Sasol Financing USA LLC,
Gtd. Notes	4.375	09/18/26		200		176,000

Supranational Bank 0.2%

European Investment Bank,
Sr. Unsec’d. Notes, EMTN	3.000	05/24/24	PLN	600		139,591

TOTAL CORPORATE BONDS (cost $980,028)						534,276

SOVEREIGN BONDS 82.4%

Angola 0.3%

Angolan Government International Bond,
Sr. Unsec’d. Notes	9.500	11/12/25		200		191,813

Brazil 4.8%

Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		118		113,937

Brazil Notas do Tesouro Nacional,
Notes, Series NTNB	6.000	08/15/30	BRL	2		387,084
Notes, Series NTNB	6.000	05/15/35	BRL	1		108,257
Notes, Series NTNF	10.000	01/01/25	BRL	3		650,156
Notes, Series NTNF	10.000	01/01/27	BRL	8		1,547,782
Notes, Series NTNF	10.000	01/01/31	BRL	—(r	)	36,425

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    13

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Brazil (cont’d.)

Brazilian Government International Bond,
Sr. Unsec’d. Notes	8.500%	01/05/24	BRL	54	$10,600

					2,854,241

Chile 0.8%

Bonos de la Tesoreria de la Republica en pesos,
Bonds	5.000	03/01/35	CLP	115,000	113,337
Bonds, 144A	5.000	10/01/28	CLP	110,000	114,814
Bonds, Series 30YR	6.000	01/01/43	CLP	135,000	143,847
Unsec’d. Notes, 144A	2.800	10/01/33	CLP	50,000	40,737
Unsec’d. Notes, 144A	4.700	09/01/30	CLP	95,000	94,594

					507,329

China 3.5%

China Government Bond,
Bonds, Series 1910	3.860	07/22/49	CNH	680	105,319
Bonds, Series INBK	1.990	04/09/25	CNH	6,890	933,080
Bonds, Series INBK	2.850	06/04/27	CNH	3,370	465,096
Bonds, Series INBK	3.270	11/19/30	CNH	2,890	411,513
Unsec’d. Notes, Series INBK	3.810	09/14/50	CNH	1,240	191,156

					2,106,164

Colombia 4.1%

Colombia Government International Bond,
Sr. Unsec’d. Notes	4.500	01/28/26		200	191,560

Colombian TES,
Bonds, Series B	5.750	11/03/27	COP	250,000	50,717
Bonds, Series B	6.000	04/28/28	COP	1,221,000	245,243
Bonds, Series B	6.250	07/09/36	COP	1,644,000	256,938
Bonds, Series B	7.000	03/26/31	COP	2,281,200	437,319
Bonds, Series B	7.000	06/30/32	COP	2,648,100	486,345
Bonds, Series B	7.250	10/18/34	COP	1,405,800	248,580
Bonds, Series B	7.250	10/26/50	COP	210,000	31,991
Bonds, Series B	7.750	09/18/30	COP	500,000	101,775
Bonds, Series B	9.250	05/28/42	COP	1,094,100	211,573
Bonds, Series G	7.000	03/26/31	COP	759,800	145,535
Sr. Unsec’d. Notes, Series UVR	3.750	06/16/49	COP	230,888	45,366

					2,452,942

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Czech Republic 4.9%

Czech Republic Government Bond,
Bonds, Series 049	4.200%	12/04/36	CZK	2,950	$120,478
Bonds, Series 078	2.500	08/25/28	CZK	2,100	82,632
Bonds, Series 089	2.400	09/17/25	CZK	3,040	125,479
Bonds, Series 094	0.950	05/15/30	CZK	8,770	301,638
Bonds, Series 100	0.250	02/10/27	CZK	18,980	711,821
Bonds, Series 103	2.000	10/13/33	CZK	9,290	315,698
Bonds, Series 105	2.750	07/23/29	CZK	16,250	637,444
Bonds, Series 121	1.200	03/13/31	CZK	11,920	405,779
Bonds, Series 130	0.050	11/29/29	CZK	6,050	199,047

					2,900,016

Dominican Republic 0.3%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.950	01/25/27		200	192,182

Hungary 6.0%

Hungary Government Bond,
Bonds, Series 25/C	1.000	11/26/25	HUF	181,520	439,547
Bonds, Series 26/D	2.750	12/22/26	HUF	226,920	540,563
Bonds, Series 26/E	1.500	04/22/26	HUF	198,840	474,663
Bonds, Series 26/F	1.500	08/26/26	HUF	206,700	482,767
Bonds, Series 27/A	3.000	10/27/27	HUF	42,680	100,214
Bonds, Series 28/A	6.750	10/22/28	HUF	134,280	360,121
Bonds, Series 28/B	4.500	03/23/28	HUF	144,380	355,672
Bonds, Series 29/A	2.000	05/23/29	HUF	128,070	271,766
Bonds, Series 31/A	3.250	10/22/31	HUF	33,070	69,778
Bonds, Series 32/A	4.750	11/24/32	HUF	45,870	104,463
Bonds, Series 34/A	2.250	06/22/34	HUF	55,760	98,315
Bonds, Series 38/A	3.000	10/27/38	HUF	21,890	36,356
Bonds, Series 51/G	4.000	04/28/51	HUF	29,330	48,006

Hungary Government International Bond,
Sr. Unsec’d. Notes	6.125	05/22/28		200	198,414

					3,580,645

Indonesia 12.0%

Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	100	82,102

Indonesia Treasury Bond,
Bonds, Series 056	8.375	09/15/26	IDR	9,696,000	630,835
Bonds, Series 059	7.000	05/15/27	IDR	7,548,000	473,977

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    15

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Indonesia (cont’d.)

Indonesia Treasury Bond, (cont’d.)
Bonds, Series 064	6.125%	05/15/28	IDR	8,837,000	$535,449
Bonds, Series 068	8.375	03/15/34	IDR	8,238,000	560,869
Bonds, Series 070	8.375	03/15/24	IDR	1,410,000	89,207
Bonds, Series 071	9.000	03/15/29	IDR	3,640,000	248,281
Bonds, Series 072	8.250	05/15/36	IDR	3,843,000	261,280
Bonds, Series 073	8.750	05/15/31	IDR	6,870,000	470,326
Bonds, Series 075	7.500	05/15/38	IDR	3,754,000	241,641
Bonds, Series 078	8.250	05/15/29	IDR	6,284,000	416,164
Bonds, Series 079	8.375	04/15/39	IDR	1,850,000	128,108
Bonds, Series 081	6.500	06/15/25	IDR	993,000	61,949
Bonds, Series 082	7.000	09/15/30	IDR	8,415,000	527,626
Bonds, Series 087	6.500	02/15/31	IDR	7,837,000	476,091
Bonds, Series 092	7.125	06/15/42	IDR	1,354,000	84,279
Bonds, Series 095	6.375	08/15/28	IDR	11,784,000	721,803
Bonds, Series 096	7.000	02/15/33	IDR	18,174,000	1,138,378

					7,148,365

Ivory Coast 0.2%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	140	121,840

Malaysia 4.4%

Malaysia Government Bond,
Bonds, Series 115	3.955	09/15/25	MYR	140	29,592
Bonds, Series 118	3.882	03/14/25	MYR	567	119,676
Bonds, Series 120	4.065	06/15/50	MYR	1,886	365,562
Bonds, Series 219	3.885	08/15/29	MYR	3,515	733,358
Bonds, Series 222	4.696	10/15/42	MYR	755	164,075
Bonds, Series 317	4.762	04/07/37	MYR	842	185,733
Bonds, Series 411	4.232	06/30/31	MYR	280	59,210
Bonds, Series 413	3.844	04/15/33	MYR	390	79,920
Bonds, Series 417	3.899	11/16/27	MYR	1,835	385,995
Bonds, Series 419	3.828	07/05/34	MYR	810	164,865
Bonds, Series 519	3.757	05/22/40	MYR	1,272	246,252
Malaysia Government Investment Issue,
Bonds, Series 121	3.447	07/15/36	MYR	430	83,413

					2,617,651

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mexico 10.0%

Mexican Bonos,
Bonds, Series M	5.500%	03/04/27	MXN	30	$143,701
Bonds, Series M	7.500	05/26/33	MXN	35	162,161
Bonds, Series M	7.750	05/29/31	MXN	229	1,107,354
Bonds, Series M	8.000	11/07/47	MXN	68	306,099
Bonds, Series M	10.000	11/20/36	MXN	78	428,770
Sr. Unsec’d. Notes, Series M	7.750	11/23/34	MXN	120	559,379
Sr. Unsec’d. Notes, Series M	7.750	11/13/42	MXN	46	204,127
Sr. Unsec’d. Notes, Series M	8.500	11/18/38	MXN	73	353,803
Mexican Udibonos,
Bonds, Series S	2.750	11/27/31	MXN	4	154,064
Bonds, Series S	4.500	12/04/25	MXN	60	2,530,171

					5,949,629

Peru 2.8%

Peru Government Bond,
Bonds	5.940	02/12/29	PEN	800	199,425
Bonds	6.900	08/12/37	PEN	260	62,835
Bonds	6.950	08/12/31	PEN	190	48,168
Sr. Unsec’d. Notes	5.350	08/12/40	PEN	540	109,147
Sr. Unsec’d. Notes	5.400	08/12/34	PEN	2,610	568,113
Sr. Unsec’d. Notes	6.150	08/12/32	PEN	2,138	508,361
Peruvian Government International Bond,
Sr. Unsec’d. Notes	6.850	02/12/42	PEN	245	58,191
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	7	1,692
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	478	121,182

					1,677,114

Philippines 0.1%

Philippine Government Bond,
Bonds, Series 1060	3.625	09/09/25	PHP	5,600	92,732

Poland 7.6%

Republic of Poland Government Bond,
Bonds, Series 0428	2.750	04/25/28	PLN	1,480	317,546
Bonds, Series 0432	1.750	04/25/32	PLN	710	125,540
Bonds, Series 0725	3.250	07/25/25	PLN	4,301	988,749
Bonds, Series 0726	2.500	07/25/26	PLN	3,925	871,056
Bonds, Series 0727	2.500	07/25/27	PLN	2,580	558,755
Bonds, Series 0728	7.500	07/25/28	PLN	830	214,635
Bonds, Series 1026	0.250	10/25/26	PLN	1,660	342,357

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    17

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Poland (cont’d.)

Republic of Poland Government Bond, (cont’d.)
Bonds, Series 1029	2.750%	10/25/29	PLN	2,420	$500,351
Bonds, Series 1030	1.250	10/25/30	PLN	3,350	608,072

					4,527,061

Romania 3.3%

Romania Government Bond,
Bonds, Series 05YR	4.250	04/28/36	RON	1,245	203,073
Bonds, Series 07YR	2.500	10/25/27	RON	1,170	214,267
Bonds, Series 07YR	3.250	04/29/24	RON	750	157,626
Bonds, Series 07YR	4.850	04/22/26	RON	2,680	551,784
Bonds, Series 08YR	7.350	04/28/31	RON	540	117,127
Bonds, Series 10YR	6.700	02/25/32	RON	1,050	218,443
Bonds, Series 15YR	3.650	09/24/31	RON	1,270	217,432
Romanian Government International Bond,
Sr. Unsec’d. Notes	3.000	02/27/27		220	199,016
Sr. Unsec’d. Notes, EMTN	2.125	03/07/28	EUR	80	73,353

					1,952,121

Serbia 0.9%

Serbia International Bond,
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	410	392,326
Serbia Treasury Bonds,
Bonds, Series 07YR	4.500	01/11/26	RSD	9,460	83,551
Bonds, Series 12.5	4.500	08/20/32	RSD	6,240	48,874

					524,751

South Africa 11.5%

Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2030	8.000	01/31/30	ZAR	22,285	1,051,933
Sr. Unsec’d. Notes, Series 2032	8.250	03/31/32	ZAR	28,025	1,236,089
Sr. Unsec’d. Notes, Series 2035	8.875	02/28/35	ZAR	13,864	591,816
Sr. Unsec’d. Notes, Series 2037	8.500	01/31/37	ZAR	12,256	485,763
Sr. Unsec’d. Notes, Series 2040	9.000	01/31/40	ZAR	9,770	388,802
Sr. Unsec’d. Notes, Series 2048	8.750	02/28/48	ZAR	2,955	110,863
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	35,619	1,968,782
Sr. Unsec’d. Notes, Series R209	6.250	03/31/36	ZAR	3,850	127,634

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

South Africa (cont’d.)

Republic of South Africa Government Bond, (cont’d.)
Sr. Unsec’d. Notes, Series R213	7.000%	02/28/31	ZAR	10,845	$460,036
Sr. Unsec’d. Notes, Series R214	6.500	02/28/41	ZAR	14,390	442,037

					6,863,755

Thailand 4.8%

Thailand Government Bond,
Bonds	1.600	12/17/29	THB	3,885	99,410
Bonds	2.000	06/17/42	THB	2,080	44,622
Bonds	2.875	12/17/28	THB	12,015	332,709
Bonds	2.875	06/17/46	THB	3,065	72,462
Bonds	3.300	06/17/38	THB	8,815	235,519
Bonds	3.400	06/17/36	THB	9,585	262,180
Sr. Unsec’d. Notes	1.585	12/17/35	THB	19,650	445,735
Sr. Unsec’d. Notes	1.600	06/17/35	THB	2,700	61,958
Sr. Unsec’d. Notes	1.875	06/17/49	THB	1,063	19,938
Sr. Unsec’d. Notes	2.000	12/17/31	THB	11,505	291,600
Sr. Unsec’d. Notes	3.350	06/17/33	THB	6,230	174,617
Sr. Unsec’d. Notes	3.650	06/20/31	THB	13,094	375,619
Sr. Unsec’d. Notes	3.775	06/25/32	THB	15,085	435,034

					2,851,403

Uruguay 0.1%

Uruguay Government International Bond,
Sr. Unsec’d. Notes, 144A	8.500	03/15/28	UYU	1,870	44,478

TOTAL SOVEREIGN BONDS (cost $54,080,600)					49,156,232

TOTAL LONG-TERM INVESTMENTS (cost $55,060,628)					49,690,508

			Shares

SHORT-TERM INVESTMENTS 13.8%

AFFILIATED MUTUAL FUND 9.4%

PGIM Core Government Money Market Fund
(cost $5,602,977)(wb)				5,602,977	5,602,977

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    19

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(n) 4.4%

U.S. Treasury Bills
(cost $2,632,854)	5.433%	04/18/24	2,700	$2,632,615

OPTIONS PURCHASED*~ 0.0%
(cost $30,356)				16,101

TOTAL SHORT-TERM INVESTMENTS (cost $8,266,187)				8,251,693

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 97.1% (cost $63,326,815)				57,942,201

OPTIONS WRITTEN*~ (0.4)%
(premiums received $299,427)				(266,517)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 96.7% (cost $63,027,388)				57,675,684

Other assets in excess of liabilities(z) 3.3%				1,957,599

NET ASSETS 100.0%				$59,633,283

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EGP—Egyptian Pound

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RSD—Serbian Dinar

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

See Notes to Financial Statements.

20

USD—US Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BNYM—Bank of New York Mellon

BOA—Bank of America, N.A.

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

JIBAR—Johannesburg Interbank Agreed Rate

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

OTC—Over-the-counter

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

THOR—Thai Overnight Repurchase Rate

UAG—UBS AG

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(n)	Rate shown reflects yield to maturity at purchased date.
(r)	Principal or notional amount is less than $500 par.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    21

Schedule of Investments   (continued)

as of October 31, 2023

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs ILS	Call	MSI	02/16/24	5.50	—	EUR	289	$102
Currency Option EUR vs PLN	Call	HSBC	11/02/23	5.40	—	EUR	142	—
Currency Option EUR vs PLN	Call	MSI	11/16/23	5.00	—	EUR	300	4
Currency Option EUR vs PLN	Call	CITI	11/27/23	5.10	—	EUR	140	3
Currency Option USD vs CLP	Call	MSI	11/02/23	1,100.00	—		481	—
Currency Option USD vs CLP	Call	MSI	11/27/23	1,150.00	—		481	10
Currency Option USD vs CNH	Call	JPM	11/08/23	7.30	—		426	2,300
Currency Option USD vs CNH	Call	HSBC	11/08/23	7.80	—		426	4
Currency Option USD vs JPY	Call	JPM	11/08/23	150.00	—		357	4,321
Currency Option USD vs MXN	Call	HSBC	11/01/23	17.85	—		269	2,491
Currency Option USD vs MXN	Call	MSI	11/01/23	20.00	—		269	—
Currency Option USD vs MXN	Call	GSI	11/16/23	22.00	—		301	6
Currency Option USD vs MXN	Call	HSBC	11/29/23	22.00	—		269	26
Currency Option USD vs ZAR	Call	JPM	12/01/23	19.75	—		975	3,328
Currency Option EUR vs HUF	Put	JPM	11/02/23	360.00	—	EUR	144	—
Currency Option EUR vs HUF	Put	JPM	11/02/23	360.00	—	EUR	144	—
Currency Option EUR vs HUF	Put	MSI	11/02/23	360.00	—	EUR	297	—
Currency Option EUR vs HUF	Put	JPM	11/27/23	360.00	—	EUR	142	2
Currency Option EUR vs ILS	Put	MSI	02/16/24	3.80	—	EUR	289	356
Currency Option EUR vs PLN	Put	HSBC	11/02/23	4.20	—	EUR	142	—
Currency Option EUR vs PLN	Put	MSI	11/09/23	4.20	—	EUR	148	1
Currency Option EUR vs PLN	Put	HSBC	11/30/23	4.20	—	EUR	142	10
Currency Option USD vs BRL	Put	GSI	11/08/23	4.50	—		296	—
Currency Option USD vs BRL	Put	CITI	11/16/23	4.00	—		300	—
Currency Option USD vs BRL	Put	MSI	12/27/23	4.30	—		695	14
Currency Option USD vs COP	Put	MSI	11/02/23	3,500.00	—		107	—
Currency Option USD vs COP	Put	MSI	11/09/23	3,600.00	—		298	—

See Notes to Financial Statements.

22

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs COP	Put	MSI	11/09/23	3,600.00	—	298	$—
Currency Option USD vs COP	Put	MSI	11/27/23	3,600.00	—	107	3
Currency Option USD vs COP	Put	MSI	11/29/23	3,500.00	—	298	3
Currency Option USD vs COP	Put	MSI	12/12/23	3,200.00	—	957	2
Currency Option USD vs HUF	Put	JPM	11/20/23	290.00	—	658	—
Currency Option USD vs HUF	Put	JPM	11/20/23	300.00	—	348	—
Currency Option USD vs HUF	Put	MSI	11/20/23	350.00	—	658	571
Currency Option USD vs HUF	Put	MSI	11/20/23	360.00	—	348	2,461
Currency Option USD vs MXN	Put	JPM	11/09/23	16.00	—	298	—
Currency Option USD vs MXN	Put	HSBC	11/09/23	16.75	—	148	3
Currency Option USD vs MXN	Put	MSI	11/10/23	15.00	—	463	—
Currency Option USD vs PLN	Put	JPM	11/01/23	3.45	—	589	—
Currency Option USD vs ZAR	Put	MSI	11/09/23	16.75	—	298	1
Currency Option USD vs ZAR	Put	MSI	12/01/23	16.75	—	796	79

Total Options Purchased (cost $30,356)							$16,101

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs ILS	Call	MSI	02/16/24	4.48	—	EUR	289	$(2,958)
Currency Option EUR vs PLN	Call	HSBC	11/02/23	4.70	—	EUR	142	—
Currency Option EUR vs PLN	Call	MSI	11/16/23	4.47	—	EUR	300	(1,452)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    23

Schedule of Investments   (continued)

as of October 31, 2023

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs PLN	Call	CITI	11/27/23	4.50	—	EUR	140	$(645)
Currency Option USD vs CLP	Call	MSI	11/27/23	930.00	—		481	(3,202)
Currency Option USD vs CNH	Call	HSBC	11/08/23	7.30	—		426	(2,300)
Currency Option USD vs MXN	Call	MSI	11/01/23	17.85	—		269	(2,491)
Currency Option USD vs MXN	Call	GSI	11/16/23	18.00	—		301	(4,015)
Currency Option USD vs MXN	Call	HSBC	11/29/23	18.20	—		269	(3,465)
Currency Option USD vs ZAR	Call	JPM	12/01/23	20.50	—		975	(1,131)
Currency Option EUR vs HUF	Put	JPM	11/02/23	387.00	—	EUR	144	(1,671)
Currency Option EUR vs HUF	Put	JPM	11/02/23	388.00	—	EUR	144	(2,059)
Currency Option EUR vs HUF	Put	MSI	11/02/23	388.00	—	EUR	297	(4,246)
Currency Option EUR vs HUF	Put	JPM	11/27/23	383.00	—	EUR	142	(985)
Currency Option EUR vs PLN	Put	MSI	11/09/23	4.57	—	EUR	148	(4,033)
Currency Option EUR vs PLN	Put	HSBC	11/30/23	4.45	—	EUR	142	(978)
Currency Option USD vs BRL	Put	GSI	11/08/23	5.05	—		296	(2,633)
Currency Option USD vs BRL	Put	CITI	11/16/23	5.00	—		300	(2,056)
Currency Option USD vs BRL	Put	MSI	12/27/23	5.35	—		695	(42,547)
Currency Option USD vs COP	Put	MSI	11/09/23	4,150.00	—		298	(4,006)
Currency Option USD vs COP	Put	MSI	11/09/23	4,200.00	—		298	(6,492)
Currency Option USD vs COP	Put	MSI	11/27/23	4,100.00	—		107	(1,400)
Currency Option USD vs COP	Put	MSI	11/29/23	4,000.00	—		298	(1,626)
Currency Option USD vs COP	Put	MSI	12/12/23	4,700.00	—		957	(125,452)

See Notes to Financial Statements.

24

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs HUF	Put	JPM	11/20/23	350.00	—	658	$(571)
Currency Option USD vs HUF	Put	JPM	11/20/23	360.00	—	348	(2,461)
Currency Option USD vs MXN	Put	MSI	11/10/23	18.70	—	463	(17,831)
Currency Option USD vs ZAR	Put	MSI	12/01/23	18.75	—	298	(5,483)
Currency Option USD vs ZAR	Put	MSI	12/01/23	19.25	—	498	(18,328)

Total Options Written (premiums received $299,427)							$(266,517)

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
2	2 Year U.S. Treasury Notes	Dec. 2023	$404,844	$1,842
3	5 Year Euro-Bobl	Dec. 2023	369,139	3,438
8	5 Year U.S. Treasury Notes	Dec. 2023	835,812	13,553
1	10 Year Euro-Bund	Dec. 2023	136,484	2,449

				$21,282

Forward foreign currency exchange contracts outstanding at October 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	224	$142,000	$142,358	$358	$—
Brazilian Real,
Expiring 11/03/23	CITI	BRL	1,587	313,000	314,663	1,663	—
Expiring 11/03/23	CITI	BRL	1,284	248,000	254,628	6,628	—
Expiring 11/03/23	DB	BRL	14,593	2,953,879	2,892,981	—	(60,898)
Expiring 11/03/23	GSI	BRL	771	148,000	152,777	4,777	—
Expiring 11/03/23	TD	BRL	769	147,000	152,429	5,429	—
Expiring 12/04/23	BNP	BRL	16,889	3,353,608	3,335,917	—	(17,691)
Expiring 12/04/23	BNYM	BRL	868	172,763	171,435	—	(1,328)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    25

Schedule of Investments   (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso,	TD	CLP	149,040	$160,000	$166,016	$6,016	$—
Expiring 12/20/23
Chinese Renminbi,
Expiring 11/16/23	BNP	CNH	2,945	405,943	401,669	—	(4,274)
Expiring 11/16/23	BOA	CNH	6,378	877,000	869,807	—	(7,193)
Expiring 11/16/23	CITI	CNH	2,149	296,115	293,098	—	(3,017)
Expiring 11/16/23	GSI	CNH	4,743	649,000	646,786	—	(2,214)
Expiring 11/16/23	GSI	CNH	4,552	626,000	620,844	—	(5,156)
Expiring 11/16/23	HSBC	CNH	6,899	947,000	940,795	—	(6,205)
Expiring 11/16/23	HSBC	CNH	3,617	499,000	493,247	—	(5,753)
Expiring 11/16/23	HSBC	CNH	2,077	286,000	283,217	—	(2,783)
Expiring 11/16/23	JPM	CNH	3,124	426,000	426,015	15	—
Expiring 11/16/23	SSB	CNH	2,004	273,813	273,339	—	(474)
Expiring 11/16/23	SSB	CNH	1,098	150,872	149,686	—	(1,186)
Colombian Peso,
Expiring 12/20/23	BARC	COP	4,219,597	990,411	1,013,671	23,260	—
Expiring 12/20/23	BARC	COP	934,753	222,825	224,554	1,729	—
Expiring 12/20/23	CITI	COP	965,892	218,346	232,036	13,690	—
Expiring 12/20/23	DB	COP	840,020	207,874	201,797	—	(6,077)
Expiring 12/20/23	HSBC	COP	2,615,183	649,049	628,243	—	(20,806)
Expiring 12/20/23	TD	COP	2,801,517	686,815	673,007	—	(13,808)
Czech Koruna,
Expiring 01/19/24	DB	CZK	9,182	392,000	394,877	2,877	—
Expiring 01/19/24	MSI	CZK	13,515	576,888	581,203	4,315	—
Egyptian Pound,
Expiring 01/10/24	CITI	EGP	1,981	61,346	58,645	—	(2,701)
Expiring 01/10/24	CITI	EGP	703	20,562	20,800	238	—
Expiring 01/10/24	MSI	EGP	4,080	121,618	120,763	—	(855)
Euro,
Expiring 01/19/24	MSI	EUR	647	690,750	687,623	—	(3,127)
Hungarian Forint,
Expiring 01/19/24	CITI	HUF	14,606	39,759	39,951	192	—
Expiring 01/19/24	DB	HUF	115,837	318,000	316,847	—	(1,153)
Expiring 01/19/24	SSB	HUF	118,299	327,000	323,582	—	(3,418)
Indian Rupee,
Expiring 12/20/23	BOA	INR	79,699	955,000	955,583	583	—
Expiring 12/20/23	BOA	INR	36,018	431,000	431,850	850	—
Expiring 12/20/23	JPM	INR	71,781	862,000	860,646	—	(1,354)
Expiring 12/20/23	JPM	INR	61,967	743,684	742,979	—	(705)
Expiring 12/20/23	JPM	INR	43,900	526,000	526,356	356	—
Expiring 12/20/23	MSI	INR	79,730	955,000	955,961	961	—
Indonesian Rupiah,
Expiring 12/20/23	BNYM	IDR	1,100,000	70,158	68,999	—	(1,159)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/20/23	CITI	IDR	6,073,335	$394,306	$380,956	$—	$(13,350)
Expiring 12/20/23	MSI	IDR	2,977,099	186,945	186,741	—	(204)
Japanese Yen,
Expiring 01/19/24	HSBC	JPY	53,112	362,434	355,154	—	(7,280)
Malaysian Ringgit,
Expiring 12/20/23	BARC	MYR	15,973	3,434,665	3,363,654	—	(71,011)
Expiring 12/20/23	MSI	MYR	658	140,000	138,665	—	(1,335)
Mexican Peso,
Expiring 12/20/23	BARC	MXN	5,697	312,000	313,388	1,388	—
Expiring 12/20/23	BARC	MXN	2,504	136,242	137,718	1,476	—
Expiring 12/20/23	BNP	MXN	2,743	155,799	150,885	—	(4,914)
Expiring 12/20/23	CITI	MXN	3,473	199,803	191,036	—	(8,767)
Expiring 12/20/23	CITI	MXN	2,329	125,763	128,090	2,327	—
Expiring 12/20/23	HSBC	MXN	2,751	148,000	151,348	3,348	—
Expiring 12/20/23	MSI	MXN	3,174	174,441	174,572	131	—
Expiring 12/20/23	SSB	MXN	2,741	148,000	150,798	2,798	—
Expiring 12/20/23	SSB	MXN	2,732	148,000	150,305	2,305	—
Expiring 12/20/23	TD	MXN	5,474	300,000	301,097	1,097	—
Expiring 12/20/23	TD	MXN	5,447	297,000	299,649	2,649	—
Peruvian Nuevo Sol,
Expiring 12/20/23	BOA	PEN	1,000	268,565	259,783	—	(8,782)
Expiring 12/20/23	CITI	PEN	999	267,870	259,459	—	(8,411)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	52,858	931,000	930,820	—	(180)
Expiring 12/20/23	MSI	PHP	17,789	314,000	313,257	—	(743)
Romanian Leu,
Expiring 01/19/24	BARC	RON	2,184	466,344	464,838	—	(1,506)
Singapore Dollar,
Expiring 12/20/23	BOA	SGD	741	544,000	542,371	—	(1,629)
Expiring 12/20/23	CITI	SGD	298	218,000	218,037	37	—
Expiring 12/20/23	HSBC	SGD	647	473,000	473,599	599	—
Expiring 12/20/23	SCB	SGD	885	652,000	647,721	—	(4,279)
South African Rand,
Expiring 12/20/23	BNP	ZAR	6,211	328,145	331,784	3,639	—
Expiring 12/20/23	BOA	ZAR	1,276	65,787	68,181	2,394	—
Expiring 12/20/23	MSI	ZAR	6,203	330,000	331,365	1,365	—
Expiring 12/20/23	TD	ZAR	2,653	138,622	141,739	3,117	—
South Korean Won,
Expiring 12/20/23	CITI	KRW	198,678	148,000	147,264	—	(736)
Expiring 12/20/23	JPM	KRW	968,557	726,000	717,913	—	(8,087)
Expiring 12/20/23	SCB	KRW	401,081	298,000	297,289	—	(711)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    27

Schedule of Investments   (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 12/20/23	BNP	THB	6,987	$192,729	$195,282	$2,553	$—
Expiring 12/20/23	BOA	THB	19,306	539,000	539,589	589	—
Expiring 12/20/23	CITI	THB	64,735	1,820,954	1,809,303	—	(11,651)
Expiring 12/20/23	CITI	THB	5,528	150,000	154,490	4,490	—
Expiring 12/20/23	UAG	THB	27,182	755,000	759,714	4,714	—
Turkish Lira,
Expiring 12/20/23	BOA	TRY	13,381	463,978	453,942	—	(10,036)

				$39,895,470	$39,673,476	114,953	(336,947)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	237	$152,777	$150,912	$1,865	$—
Brazilian Real,
Expiring 11/03/23	BNP	BRL	16,889	3,366,107	3,348,294	17,813	—
Expiring 11/03/23	CITI	BRL	1,603	309,000	317,841	—	(8,841)
Expiring 11/03/23	CITI	BRL	511	101,673	101,343	330	—
Chilean Peso,
Expiring 12/20/23	GSI	CLP	291,518	319,000	324,723	—	(5,723)
Expiring 12/20/23	TD	CLP	243,150	270,244	270,845	—	(601)
Expiring 12/20/23	UAG	CLP	298,920	331,000	332,968	—	(1,968)
Expiring 12/20/23	UAG	CLP	278,978	308,000	310,755	—	(2,755)
Chinese Renminbi,
Expiring 11/16/23	BNP	CNH	1,549	212,859	211,236	1,623	—
Expiring 11/16/23	DB	CNH	710	97,460	96,758	702	—
Colombian Peso,
Expiring 12/20/23	BNP	COP	983,380	227,976	236,237	—	(8,261)
Expiring 12/20/23	BOA	COP	642,044	150,000	154,238	—	(4,238)
Expiring 12/20/23	BOA	COP	306,281	70,800	73,578	—	(2,778)
Expiring 12/20/23	CITI	COP	286,122	69,186	68,735	451	—
Expiring 12/20/23	MSI	COP	1,483,744	367,000	356,439	10,561	—
Czech Koruna,
Expiring 01/19/24	BARC	CZK	12,665	546,732	544,637	2,095	—
Expiring 01/19/24	GSI	CZK	7,200	306,592	309,636	—	(3,044)
Expiring 01/19/24	MSI	CZK	7,981	339,408	343,220	—	(3,812)
Expiring 01/19/24	MSI	CZK	3,613	155,138	155,388	—	(250)
Hungarian Forint,
Expiring 01/19/24	GSI	HUF	1,457,756	3,940,733	3,987,388	—	(46,655)

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/19/24	GSI	HUF	124,963	$334,000	$341,810	$—	$(7,810)
Indian Rupee,
Expiring 12/20/23	JPM	INR	80,136	962,000	960,833	1,167	—
Indonesian Rupiah,
Expiring 12/20/23	BNYM	IDR	6,503,334	422,103	407,928	14,175	—
Expiring 12/20/23	BNYM	IDR	3,520,873	223,789	220,850	2,939	—
Expiring 12/20/23	BOA	IDR	393,247	25,512	24,667	845	—
Expiring 12/20/23	HSBC	IDR	7,799,072	495,000	489,204	5,796	—
Israeli Shekel,
Expiring 12/20/23	BARC	ILS	2,718	713,000	674,355	38,645	—
Expiring 12/20/23	BARC	ILS	143	37,618	35,471	2,147	—
Expiring 12/20/23	CITI	ILS	1,403	366,000	348,026	17,974	—
Malaysian Ringgit,
Expiring 12/20/23	BARC	MYR	471	101,067	99,263	1,804	—
Mexican Peso,
Expiring 12/20/23	BARC	MXN	34,941	1,958,637	1,922,000	36,637	—
Expiring 12/20/23	BARC	MXN	1,648	89,876	90,629	—	(753)
Expiring 12/20/23	BOA	MXN	5,544	311,000	304,963	6,037	—
Expiring 12/20/23	SSB	MXN	5,888	338,000	323,897	14,103	—
Expiring 12/20/23	TD	MXN	3,013	173,081	165,731	7,350	—
New Taiwanese Dollar,
Expiring 12/20/23	CITI	TWD	28,385	879,000	877,024	1,976	—
Expiring 12/20/23	GSI	TWD	16,927	523,000	523,012	—	(12)
Expiring 12/20/23	MSI	TWD	29,033	908,000	897,065	10,935	—
Peruvian Nuevo Sol,
Expiring 12/20/23	BOA	PEN	1,613	422,800	418,986	3,814	—
Expiring 12/20/23	BOA	PEN	1,492	388,976	387,702	1,274	—
Expiring 12/20/23	BOA	PEN	829	215,024	215,304	—	(280)
Expiring 12/20/23	CITI	PEN	1,644	424,535	427,074	—	(2,539)
Expiring 12/20/23	SCB	PEN	1,765	474,000	458,623	15,377	—
Expiring 12/20/23	SCB	PEN	738	190,465	191,777	—	(1,312)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	64,065	1,128,301	1,128,182	119	—
Expiring 12/20/23	CITI	PHP	3,444	60,439	60,648	—	(209)
Expiring 12/20/23	JPM	PHP	8,535	150,000	150,301	—	(301)
Expiring 12/20/23	SCB	PHP	51,254	903,000	902,587	413	—
Polish Zloty,
Expiring 01/19/24	BARC	PLN	1,356	310,000	321,206	—	(11,206)
Expiring 01/19/24	UAG	PLN	7,561	1,769,675	1,790,332	—	(20,657)
Singapore Dollar,
Expiring 12/20/23	BNP	SGD	318	234,788	232,867	1,921	—
Expiring 12/20/23	JPM	SGD	5,603	4,134,261	4,101,396	32,865	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    29

Schedule of Investments   (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrelized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/20/23	SCB	SGD	407	$298,000	$297,631	$369	$—
South African Rand,
Expiring 12/20/23	DB	ZAR	5,265	277,803	281,243	—	(3,440)
Expiring 12/20/23	JPM	ZAR	8,351	436,263	446,109	—	(9,846)
Expiring 12/20/23	JPM	ZAR	2,361	122,073	126,135	—	(4,062)
South Korean Won,
Expiring 12/20/23	DB	KRW	204,322	151,000	151,447	—	(447)
Expiring 12/20/23	DB	KRW	166,456	126,122	123,380	2,742	—
Expiring 12/20/23	HSBC	KRW	380,411	287,750	281,968	5,782	—
Expiring 12/20/23	SCB	KRW	2,778,871	2,106,401	2,059,752	46,649	—
Thai Baht,
Expiring 12/20/23	JPM	THB	15,952	442,000	445,845	—	(3,845)
Expiring 12/20/23	MSI	THB	6,539	180,000	182,760	—	(2,760)
Expiring 12/20/23	MSI	THB	4,354	119,870	121,700	—	(1,830)
Turkish Lira,
Expiring 12/20/23	CITI	TRY	343	12,000	11,636	364	—

				$35,867,914	$35,718,490	309,659	(160,235)

						$424,612	$(497,182)

Cross currency exchange contracts outstanding at October 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	284	PLN 1,277	$—	$(631)	JPM
01/19/24	Buy	EUR	302	PLN 1,377	—	(5,207)	BOA

					$—	$(5,838)

Credit default swap agreement outstanding at October 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.EM.40.V1	12/20/28	1.000%(Q)	2,060	$106,215	$110,242	$4,027

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

See Notes to Financial Statements.

30

CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	1,374	01/02/24	4.590%(T)	1 Day BROIS(2)(T)/ 0.047%	$—	$(46,307)	$(46,307)
BRL	1,478	01/02/25	5.840%(T)	1 Day BROIS(2)(T)/ 0.047%	—	(48,569)	(48,569)
BRL	6,491	01/02/26	10.461%(T)	1 Day BROIS(2)(T)/ 0.047%	—	(15,314)	(15,314)
BRL	4,956	01/02/26	10.559%(T)	1 Day BROIS(2)(T)/ 0.047%	—	(9,798)	(9,798)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    31

Schedule of Investments   (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	3,581	01/02/26	10.769%(T)	1 Day BROIS(2)(T)/0.047%	$—	$(4,064)	$(4,064)
BRL	5,092	01/02/26	10.940%(T)	1 Day BROIS(2)(T)/0.047%	—	(1,701)	(1,701)
BRL	10,946	01/02/26	11.190%(T)	1 Day BROIS(2)(T)/0.047%	—	(12,206)	(12,206)
BRL	668	01/04/27	6.325%(T)	1 Day BROIS(2)(T)/0.047%	—	(33,610)	(33,610)
BRL	1,056	01/04/27	6.529%(T)	1 Day BROIS(2)(T)/0.047%	—	(50,144)	(50,144)
BRL	2,748	01/04/27	10.000%(T)	1 Day BROIS(2)(T)/0.047%	—	(21,972)	(21,972)
BRL	5,095	01/04/27	10.750%(T)	1 Day BROIS(2)(T)/0.047%	—	(13,224)	(13,224)
BRL	478	01/04/27	11.120%(T)	1 Day BROIS(2)(T)/0.047%	3,172	(941)	(4,113)
BRL	413	01/04/27	11.680%(T)	1 Day BROIS(2)(T)/0.047%	298	(779)	(1,077)
BRL	1,688	01/04/27	11.755%(T)	1 Day BROIS(2)(T)/0.047%	—	2,185	2,185
BRL	3,099	01/04/27	11.800%(T)	1 Day BROIS(2)(T)/0.047%	—	7,360	7,360
BRL	2,235	01/04/27	12.500%(T)	1 Day BROIS(2)(T)/0.047%	—	16,715	16,715
BRL	7,258	01/04/27	12.640%(T)	1 Day BROIS(1)(T)/0.047%	(44,075)	(60,160)	(16,085)
BRL	518	01/04/27	13.270%(T)	1 Day BROIS(1)(T)/0.047%	—	(7,307)	(7,307)

See Notes to Financial Statements.

32

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	1,933	01/02/29	11.420%(T)	1 Day BROIS(2)(T)/0.047%	$—	$(231)	$(231)
CLP	25,080	03/15/33	5.100%(S)	1 Day CLOIS(2)(S)/9.000%	(571)	(1,985)	(1,414)
CLP	61,055	09/20/33	4.785%(S)	1 Day CLOIS(1)(S)/9.000%	4,783	6,707	1,924
CNH	3,000	07/28/27	2.438%(Q)	7 Day China Fixing Repo Rates(2)(Q)/2.500%	—	1,958	1,958
CNH	4,547	12/15/27	2.680%(Q)	7 Day China Fixing Repo Rates(2)(Q)/2.500%	(2,035)	8,596	10,631
CNH	5,630	04/24/28	2.811%(Q)	7 Day China Fixing Repo Rates(2)(Q)/2.500%	—	14,090	14,090
CNH	38,170	09/20/28	2.420%(Q)	7 Day China Fixing Repo Rates(2)(Q)/2.500%	16,769	4,478	(12,291)
COP	950,000	12/12/23	5.530%(Q)	1 Day COOIS(2)(Q)/12.230%	—	(3,930)	(3,930)
COP	2,839,900	12/20/25	8.755%(Q)	1 Day COOIS(1)(Q)/12.230%	—	9,131	9,131
COP	1,435,100	12/20/25	9.702%(Q)	1 Day COOIS(1)(Q)/12.230%	13	(1,162)	(1,175)
COP	1,721,850	12/20/25	9.750%(Q)	1 Day COOIS(1)(Q)/12.230%	(426)	(1,746)	(1,320)
COP	2,065,890	09/21/27	9.200%(Q)	1 Day COOIS(1)(Q)/12.230%	(154)	(820)	(666)
COP	363,880	11/04/27	11.300%(Q)	1 Day COOIS(1)(Q)/12.230%	—	(6,262)	(6,262)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    33

Schedule of Investments   (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
COP	236,760	12/21/27	10.125%(Q)	1 Day COOIS(1)(Q)/12.230%	$—	$(1,997)	$(1,997)
COP	1,416,700	12/21/27	10.187%(Q)	1 Day COOIS(1)(Q)/12.230%	447	(12,677)	(13,124)
COP	1,047,000	12/21/27	10.960%(Q)	1 Day COOIS(1)(Q)/12.230%	—	(16,093)	(16,093)
COP	1,081,990	12/21/27	11.966%(Q)	1 Day COOIS(1)(Q)/12.230%	—	(25,675)	(25,675)
COP	1,700,665	03/15/28	9.098%(Q)	1 Day COOIS(1)(Q)/12.230%	9,888	(36)	(9,924)
COP	1,233,371	09/20/28	7.440%(Q)	1 Day COOIS(2)(Q)/12.230%	(2,769)	(18,576)	(15,807)
COP	2,766,640	12/20/28	9.447%(Q)	1 Day COOIS(1)(Q)/12.230%	—	(16,466)	(16,466)
COP	211,800	11/09/31	6.650%(Q)	1 Day COOIS(2)(Q)/12.230%	—	(7,155)	(7,155)
CZK	19,848	06/21/25	5.919%(A)	6 Month PRIBOR(1)(S)/6.880%	150	(4,671)	(4,821)
CZK	16,845	12/20/28	4.385%(A)	6 Month PRIBOR(2)(S)/6.880%	—	661	661
CZK	6,507	06/15/31	1.730%(A)	6 Month PRIBOR(2)(S)/6.880%	—	(56,468)	(56,468)
CZK	7,860	09/20/33	4.225%(A)	6 Month PRIBOR(2)(S)/6.880%	—	(8,750)	(8,750)
CZK	9,149	12/20/33	4.290%(A)	6 Month PRIBOR(2)(S)/6.880%	—	(5,362)	(5,362)
HUF	637,900	12/20/25	7.740%(A)	6 Month BUBOR(1)(S)/11.180%	—	15,559	15,559

See Notes to Financial Statements.

34

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
HUF	150,000	03/17/27	6.250%(A)	6 Month BUBOR(1)(S)/11.180%	$—	$12,372	$12,372
HUF	120,000	12/20/28	7.410%(A)	6 Month BUBOR(2)(S)/11.180%	—	(764)	(764)
HUF	170,370	12/20/33	7.420%(A)	6 Month BUBOR(2)(S)/11.180%	—	(284)	(284)
KRW	496,507	09/21/27	3.087%(Q)	3 Month KWCDC(2)(Q)/3.820%	(693)	(13,463)	(12,770)
KRW	180,000	12/21/27	4.197%(Q)	3 Month KWCDC(2)(Q)/3.820%	6,504	681	(5,823)
KRW	904,550	03/15/28	2.965%(Q)	3 Month KWCDC(2)(Q)/3.820%	(4,414)	(30,792)	(26,378)
KRW	2,668,563	03/15/28	3.100%(Q)	3 Month KWCDC(1)(Q)/3.820%	75,533	79,702	4,169
KRW	1,739,782	09/20/28	3.435%(Q)	3 Month KWCDC(2)(Q)/3.820%	(9,333)	(37,852)	(28,519)
MXN	44,000	06/18/25	10.240%(M)	28 Day Mexican Interbank Rate(1)(M)/11.503%	1,131	26,279	25,148
MXN	18,000	09/17/25	9.640%(M)	28 Day Mexican Interbank Rate(1)(M)/11.503%	—	19,393	19,393
MXN	14,446	03/11/26	4.845%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	(6,957)	(95,123)	(88,166)
MXN	124	06/09/27	8.543%(M)	28 Day Mexican Interbank Rate(1)(M)/11.503%	71	312	241

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    35

Schedule of Investments   (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	4,670	03/08/28	8.109%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	$—	$(15,796)	$(15,796)
MXN	1,255	06/14/28	8.660%(M)	28 Day Mexican Interbank Rate(1)(M)/11.503%	(1,053)	2,993	4,046
MXN	9,700	09/13/28	8.185%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(33,172)	(33,172)
MXN	12,745	09/13/28	8.658%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	(9,934)	(30,499)	(20,565)
MXN	6,220	12/13/28	8.535%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(15,035)	(15,035)
MXN	12,910	12/13/28	8.570%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	(6,735)	(30,228)	(23,493)
MXN	11,100	12/13/28	9.635%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(433)	(433)
MXN	5,346	01/28/30	6.640%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	(25,843)	(42,635)	(16,792)
MXN	4,070	09/07/33	7.872%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(25,884)	(25,884)
PLN	2,360	12/15/23	2.400%(A)	6 Month WIBOR(1)(S)/5.560%	—	6,104	6,104
PLN	2,700	07/24/24	1.798%(A)	6 Month WIBOR(2)(S)/5.560%	—	(26,532)	(26,532)

See Notes to Financial Statements.

36

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	930	02/01/25	4.300%(A)	6 Month WIBOR(1)(S)/5.560%	$—	$(692)	$(692)
PLN	6,921	06/21/25	6.021%(A)	6 Month WIBOR(1)(S)/5.560%	4,254	(17,855)	(22,109)
PLN	2,730	09/08/25	0.637%(A)	6 Month WIBOR(2)(S)/5.560%	(1,459)	(54,394)	(52,935)
PLN	1,186	06/15/27	4.970%(A)	6 Month WIBOR(2)(S)/5.560%	(12,967)	87	13,054
PLN	1,670	08/02/27	5.680%(A)	6 Month WIBOR(2)(S)/5.560%	—	11,354	11,354
PLN	4,830	09/21/27	6.632%(A)	6 Month WIBOR(1)(S)/5.560%	(15,532)	(77,941)	(62,409)
PLN	1,434	10/06/27	6.826%(A)	6 Month WIBOR(2)(S)/5.560%	—	25,682	25,682
PLN	117	10/25/27	7.900%(A)	6 Month WIBOR(1)(S)/5.560%	(3,383)	(3,155)	228
PLN	2,116	12/21/27	6.845%(A)	6 Month WIBOR(1)(S)/5.560%	(32,911)	(55,625)	(22,714)
PLN	3,580	09/20/28	4.640%(A)	6 Month WIBOR(1)(S)/5.560%	(7,773)	2,877	10,650
PLN	17,660	12/20/28	4.087%(A)	6 Month WIBOR(2)(S)/5.560%	(115,518)	(102,647)	12,871
PLN	700	06/17/31	1.745%(A)	6 Month WIBOR(1)(S)/5.560%	—	34,933	34,933
PLN	271	05/10/32	6.410%(A)	6 Month WIBOR(1)(S)/5.560%	—	(6,246)	(6,246)
THB	47,553	12/20/28	3.080%(Q)	1 Day THOR(1)(Q)/2.481%	—	(14,156)	(14,156)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    37

Schedule of Investments   (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	18,880	06/21/25	8.250%(Q)	3 Month JIBAR(1)(Q)/8.358%	$12,729	$(99)	$(12,828)
ZAR	5,789	08/21/25	4.978%(Q)	3 Month JIBAR(2)(Q)/8.358%	(6,155)	(18,774)	(12,619)
ZAR	2,808	03/16/27	6.960%(Q)	3 Month JIBAR(1)(Q)/8.358%	5,758	6,111	353
ZAR	1,744	09/21/27	7.490%(Q)	3 Month JIBAR(2)(Q)/8.358%	(3,246)	(2,853)	393
ZAR	19,350	09/21/27	8.280%(Q)	3 Month JIBAR(1)(Q)/8.358%	1,025	3,729	2,704
ZAR	3,900	12/21/27	8.860%(Q)	3 Month JIBAR(1)(Q)/8.358%	(1,108)	(3,169)	(2,061)
ZAR	8,623	03/15/28	7.766%(Q)	3 Month JIBAR(2)(Q)/8.358%	(24,088)	(12,525)	11,563
ZAR	7,568	06/21/28	8.455%(Q)	3 Month JIBAR(1)(Q)/8.358%	(820)	1,511	2,331
ZAR	11,962	09/20/28	8.623%(Q)	3 Month JIBAR(1)(Q)/8.358%	—	(294)	(294)
ZAR	39,491	12/20/28	8.897%(Q)	3 Month JIBAR(1)(Q)/8.358%	(3,711)	(16,840)	(13,129)
ZAR	6,998	12/20/28	9.085%(Q)	3 Month JIBAR(1)(Q)/8.358%	—	(5,803)	(5,803)
ZAR	3,244	04/13/31	7.530%(Q)	3 Month JIBAR(2)(Q)/8.358%	(38)	(16,942)	(16,904)
ZAR	6,680	07/13/31	7.415%(Q)	3 Month JIBAR(1)(Q)/8.358%	93	39,163	39,070
ZAR	6,610	09/27/31	7.493%(Q)	3 Month JIBAR(1)(Q)/8.358%	1,662	38,981	37,319

See Notes to Financial Statements.

38

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	4,635	01/04/32	7.595%(Q)	3 Month JIBAR(1)(Q)/8.358%	$5,064	$27,269	$22,205
ZAR	2,682	11/10/32	9.160%(Q)	3 Month JIBAR(2)(Q)/8.358%	(11)	(4,159)	(4,148)

					$(194,368)	$(901,846)	$(707,478)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
MYR	11,850	12/20/25	3.898%(Q)	3 Month KLIBOR(1)(Q)/3.650%	$(3,970)	$—	$(3,970)	GSI
MYR	2,300	07/21/27	3.640%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(4,117)	(9)	(4,108)	GSI
MYR	3,000	07/29/27	3.500%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(8,585)	(11)	(8,574)	JPM
MYR	5,300	06/21/28	3.442%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(23,795)	—	(23,795)	BOA
MYR	4,100	06/21/28	3.507%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(15,908)	—	(15,908)	BOA
MYR	4,300	06/21/28	3.598%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(13,034)	—	(13,034)	GSI
MYR	4,495	09/20/28	3.629%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(13,544)	—	(13,544)	CITI

					$(82,953)	$(20)	$(82,933)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    39

Schedule of Investments   (continued)

as of October 31, 2023

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(20)	$—	$(82,933)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$760,000	$—
JPS	170,000	—

Total	$930,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Brazil	$—	$30,000	$—
Jamaica	—	5,875	—
Malaysia	—	182,810	—
South Africa	—	176,000	—
Supranational Bank	—	139,591	—
Sovereign Bonds
Angola	—	191,813	—
Brazil	—	2,854,241	—
Chile	—	507,329	—
China	—	2,106,164	—
Colombia	—	2,452,942	—
Czech Republic	—	2,900,016	—
Dominican Republic	—	192,182	—
Hungary	—	3,580,645	—

See Notes to Financial Statements.

40

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Indonesia	$—	$7,148,365	$—
Ivory Coast	—	121,840	—
Malaysia	—	2,617,651	—
Mexico	—	5,949,629	—
Peru	—	1,677,114	—
Philippines	—	92,732	—
Poland	—	4,527,061	—
Romania	—	1,952,121	—
Serbia	—	524,751	—
South Africa	—	6,863,755	—
Thailand	—	2,851,403	—
Uruguay	—	44,478	—
Short-Term Investments
Affiliated Mutual Fund	5,602,977	—	—
U.S. Treasury Obligation	—	2,632,615	—
Options Purchased	—	16,101	—

Total	$5,602,977	$52,339,224	$—

Liabilities
Options Written	$—	$(266,517)	$—

Other Financial Instruments*
Assets
Futures Contracts	$21,282	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	424,612	—
Centrally Cleared Credit Default Swap Agreement	—	4,027	—
Centrally Cleared Interest Rate Swap Agreements	—	376,397	—

Total	$21,282	$805,036	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(497,182)	$—
OTC Cross Currency Exchange Contracts	—	(5,838)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,083,875)	—
OTC Interest Rate Swap Agreements	—	(82,953)	—

Total	$—	$(1,669,848)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    41

Schedule of Investments   (continued)

as of October 31, 2023

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Sovereign Bonds	82.4%
Affiliated Mutual Fund	9.4
U.S. Treasury Obligation	4.4
Lodging	0.3
Chemicals	0.3
Multi-National	0.2
Retail	0.1
Options Purchased	0.0 *
Telecommunications	0.0 *

97.1
Options Written	(0.4)
Other assets in excess of liabilities	3.3

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$4,027*	—	$—
Foreign exchange contracts	Unaffiliated investments	16,101	Options written outstanding, at value	266,517
Foreign exchange contracts	—	—	Unrealized depreciation on OTC cross currency exchange contracts	5,838

See Notes to Financial Statements.

42

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$424,612		Unrealized depreciation on OTC forward foreign currency exchange contracts	$497,182
Interest rate contracts	Due from/to broker-variation margin futures	21,282	*	—	—
Interest rate contracts	Due from/to broker-variation margin swaps	376,397	*	Due from/to broker-variation margin swaps	1,083,875	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	20
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	82,933

		$842,419			$1,936,365

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(18,371)
Foreign exchange contracts	(216,376)	140,644	—	1,193,494	—
Interest rate contracts	—	—	57,493	—	194,124

Total	$(216,376)	$140,644	$57,493	$1,193,494	$175,753

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$ —	$ —	$4,286

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    43

Schedule of Investments   (continued)

as of October 31, 2023

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Foreign exchange contracts	$(51,026)	$60,136	$—	$(258,570)	$—
Interest rate contracts	—	—	(21,352)	—	(774,213)

Total	$(51,026)	$60,136	$(21,352)	$(258,570)	$(769,927)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 39,457
Options Written (2)	6,058,974
Futures Contracts - Short Positions (2)	1,503,327
Forward Foreign Currency Exchange Contracts - Purchased (3)	33,768,499
Forward Foreign Currency Exchange Contracts - Sold (3)	30,422,320
Cross Currency Exchange Contracts (4)	758,609
Interest Rate Swap Agreements (2)	50,738,616
Credit Default Swap Agreements - Buy Protection (2)	692,000
Credit Default Swap Agreements - Sell Protection (2)	180,721

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$109,181	$(84,476)	$24,705	$—	$24,705
BNP	27,549	(35,140)	(7,591)	—	(7,591)
BNYM	17,114	(2,487)	14,627	—	14,627

See Notes to Financial Statements.

44

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BOA	$16,386	$(79,846)	$(63,460)	$—	$(63,460)
CITI	50,482	(76,647)	(26,165)	—	(26,165)
DB	6,321	(72,015)	(65,694)	—	(65,694)
GSI	4,783	(98,383)	(93,600)	—	(93,600)
HSBC	18,059	(49,570)	(31,511)	—	(31,511)
JPM	46,577	(46,294)	283	—	283
MSI	31,875	(256,463)	(224,588)	224,588	—
SCB	62,808	(6,302)	56,506	—	56,506
SSB	19,206	(5,078)	14,128	—	14,128
TD	25,658	(14,409)	11,249	—	11,249
UAG	4,714	(25,380)	(20,666)	—	(20,666)

	$440,713	$(852,490)	$(411,777)	$224,588	$(187,189)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    45

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $57,723,838)	$52,339,224
Affiliated investments (cost $5,602,977)	5,602,977
Foreign currency, at value (cost $127,397)	127,319
Cash segregated for counterparty - OTC	271,000
Deposit with broker for centrally cleared/exchange-traded derivatives	930,000
Dividends and interest receivable	922,582
Unrealized appreciation on OTC forward foreign currency exchange contracts	424,612
Receivable for Fund shares sold	237,488
Tax reclaim receivable	70,265
Receivable for investments sold	7,527
Due from broker—variation margin futures	154
Prepaid expenses	1,087

Total Assets	60,934,235

Liabilities

Unrealized depreciation on OTC forward foreign currency exchange contracts	497,182
Payable for Fund shares purchased	324,823
Options written outstanding, at value (premiums received $299,427)	266,517
Unrealized depreciation on OTC swap agreements	82,933
Audit fees payable	53,000
Accrued expenses and other liabilities	37,321
Due to broker—variation margin swaps	16,218
Payable for investments purchased	8,825
Unrealized depreciation on OTC cross currency exchange contracts	5,838
Management fee payable	5,746
Directors’ fees payable	853
Affiliated transfer agent fee payable	851
Distribution fee payable	607
Dividends payable	218
Premiums received for OTC swap agreements	20

Total Liabilities	1,300,952

Net Assets	$59,633,283

Net assets were comprised of:
Common stock, at par	$130
Paid-in capital in excess of par	77,853,091
Total distributable earnings (loss)	(18,219,938)

Net assets, October 31, 2023	$59,633,283

See Notes to Financial Statements.

46

Class A

Net asset value and redemption price per share, ($2,390,897 ÷ 523,673 shares of common stock issued and outstanding)	$4.57
Maximum sales charge (3.25% of offering price)	0.15

Maximum offering price to public	$4.72

Class C

Net asset value, offering price and redemption price per share, ($61,954 ÷ 13,473 shares of common stock issued and outstanding)	$4.60

Class Z

Net asset value, offering price and redemption price per share, ($52,178,436 ÷ 11,326,944 shares of common stock issued and outstanding)	$4.61

Class R6

Net asset value, offering price and redemption price per share, ($5,001,996 ÷ 1,086,432 shares of common stock issued and outstanding)	$4.60

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    47

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Interest income (net of $35,168 foreign withholding tax)	$2,674,480
Affiliated dividend income	165,420
Unaffiliated dividend income (net of $149 foreign withholding tax)	43,831

Total income	2,883,731

Expenses
Management fee	305,994
Distribution fee(a)	7,269
Custodian and accounting fees	67,307
Audit fee	53,000
Professional fees	45,096
Transfer agent’s fees and expenses (including affiliated expense of $4,955)(a)	43,602
Registration fees(a)	37,805
Fund data services	21,834
Shareholders’ reports	21,082
Directors’ fees	10,090
Miscellaneous	14,813

Total expenses	627,892
Less: Fee waiver and/or expense reimbursement(a)	(274,854)

Net expenses	353,038

Net investment income (loss)	2,530,693

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(806,443)
Futures transactions	57,493
Forward and cross currency contract transactions	1,193,494
Options written transactions	140,644
Swap agreement transactions	175,753
Foreign currency transactions	(631,811)

129,130

Net change in unrealized appreciation (depreciation) on:
Investments	1,829,578
Futures	(21,352)
Forward and cross currency contracts	(258,570)
Options written	60,136
Swap agreements	(769,927)
Foreign currencies	(35,514)

804,351

Net gain (loss) on investment and foreign currency transactions	933,481

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,464,174

See Notes to Financial Statements.

48

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	6,246	1,023	—	—
Transfer agent’s fees and expenses	5,580	1,026	36,664	332
Registration fees	9,665	5,905	13,630	8,605
Fee waiver and/or expense reimbursement	(22,296)	(7,248)	(225,731)	(19,579)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    49

Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,530,693	$1,987,116
Net realized gain (loss) on investment and foreign currency transactions	129,130	(7,259,546)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	804,351	(3,858,356)

Net increase (decrease) in net assets resulting from operations	3,464,174	(9,130,786)

Dividends and Distributions
Distributions from distributable earnings
Class A	(128,985)	(32,039)
Class C	(4,499)	(1,359)
Class Z	(2,349,011)	(495,733)
Class R6	(126,015)	(25,551)

	(2,608,510)	(554,682)

Tax return of capital distributions
Class A	—	(85,763)
Class C	—	(3,638)
Class Z	—	(1,326,945)
Class R6	—	(68,392)

	—	(1,484,738)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	35,222,107	13,758,267
Net asset value of shares issued in reinvestment of dividends and distributions	2,577,270	2,038,819
Cost of shares purchased	(5,879,610)	(33,752,375)

Net increase (decrease) in net assets from Fund share transactions	31,919,767	(17,955,289)

Total increase (decrease)	32,775,431	(29,125,495)

Net Assets:

Beginning of year	26,857,852	55,983,347

End of year	$59,633,283	$26,857,852

See Notes to Financial Statements.

50

Financial Highlights

Class A Shares
	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.27		$5.45		$5.57	$6.07	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.23	(b)	0.20		0.22	0.24	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	(c)	(1.17)		(0.09)	(0.47)	0.57
Total from investment operations	0.54		(0.97)		0.13	(0.23)	0.87
Less Dividends and Distributions:
Dividends from net investment income*	(0.24)		(0.04)		(0.25)	-	(0.31)
Tax return of capital distributions	-		(0.17)		-	(0.27)	(0.01)
Total dividends and distributions	(0.24)		(0.21)		(0.25)	(0.27)	(0.32)
Net asset value, end of year	$4.57		$4.27		$5.45	$5.57	$6.07
Total Return(d):	12.66%		(18.18)%		2.19%	(3.75)%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,391		$2,151		$3,489	$3,853	$3,692
Average net assets (000)	$2,498		$2,762		$3,950	$3,518	$3,223
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.14	%(f)	1.14	%(f)	1.13%	1.13%	1.13%
Expenses before waivers and/or expense reimbursement	2.03	%(f)	1.90	%(f)	1.67%	2.04%	2.03%
Net investment income (loss)	4.97%		4.13%		3.75%	4.24%	5.13%
Portfolio turnover rate(g)	19%		26%		35%	64%	69%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

Includes certain non-reoccurring expenses of 0.01% for the year ended October 31, 2023 and interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022 which are being excluded from the Fund’s contractual waiver.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    51

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.30	$5.49		$5.61	$6.11	$5.56
Income (loss) from investment operations:
Net investment income (loss)	0.20 (b)	0.17		0.18	0.20	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31 (c)	(1.19)		(0.09)	(0.47)	0.57
Total from investment operations	0.51	(1.02)		0.09	(0.27)	0.83
Less Dividends and Distributions:
Dividends from net investment income*	(0.21)	-		(0.21)	-	(0.27)
Tax return of capital distributions	-	(0.17)		-	(0.23)	(0.01)
Total dividends and distributions	(0.21)	(0.17)		(0.21)	(0.23)	(0.28)
Net asset value, end of year	$4.60	$4.30		$5.49	$5.61	$6.11
Total Return(d):	11.76%	(18.82)%		1.44%	(4.41)%	15.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62	$126		$190	$466	$579
Average net assets (000)	$102	$144		$331	$484	$566
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.88%	1.89	%(f)	1.88%	1.88%	1.88%
Expenses before waivers and/or expense reimbursement	8.97%	7.40	%(f)	4.60%	5.82%	4.82%
Net investment income (loss)	4.19%	3.35%		3.00%	3.54%	4.37%
Portfolio turnover rate(g)	19%	26%		35%	64%	69%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.31		$5.50		$5.62	$6.13	$5.57
Income (loss) from investment operations:
Net investment income (loss)	0.26	(b)	0.22		0.24	0.27	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	(c)	(1.18)		(0.08)	(0.48)	0.58
Total from investment operations	0.56		(0.96)		0.16	(0.21)	0.90
Less Dividends and Distributions:
Dividends from net investment income*	(0.26)		(0.06)		(0.28)	-	(0.33)
Tax return of capital distributions	-		(0.17)		-	(0.30)	(0.01)
Total dividends and distributions	(0.26)		(0.23)		(0.28)	(0.30)	(0.34)
Net asset value, end of year	$4.61		$4.31		$5.50	$5.62	$6.13
Total Return(d):	13.05%		(17.83)%		2.63%	(3.45)%	16.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$52,178		$23,229		$49,067	$57,392	$68,101
Average net assets (000)	$42,236		$39,563		$59,794	$56,989	$63,219
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.73	%(f)	0.73	%(f)	0.72%	0.74%	0.88%
Expenses before waivers and/or expense reimbursement	1.26	%(f)	1.32	%(f)	1.16%	1.27%	1.31%
Net investment income (loss)	5.40%		4.49%		4.16%	4.72%	5.35%
Portfolio turnover rate(g)	19%		26%		35%	64%	69%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

Includes certain non-reoccurring expenses of 0.01% for the year ended October 31, 2023 and interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022 which are being excluded from the Fund’s contractual waiver.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    53

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,

	2023		2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$4.31		$5.50		$5.62	$6.12	$5.56
Income (loss) from investment operations:
Net investment income (loss)	0.26	(b)	0.23		0.25	0.27	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	(c)	(1.19)		(0.09)	(0.47)	0.58
Total from investment operations	0.56		(0.96)		0.16	(0.20)	0.89
Less Dividends and Distributions:
Dividends from net investment income*	(0.27)		(0.06)		(0.28)	-	(0.32)
Tax return of capital distributions	-		(0.17)		-	(0.30)	(0.01)
Total dividends and distributions	(0.27)		(0.23)		(0.28)	(0.30)	(0.33)
Net asset value, end of year	$4.60		$4.31		$5.50	$5.62	$6.12
Total Return(d):	12.88%		(17.77)%		2.70%	(3.24)%	16.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,002		$1,352		$3,237	$50	$29
Average net assets (000)	$2,239		$2,001		$1,613	$42	$15
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.66	%(f)	0.66	%(f)	0.65%	0.67%	0.88%
Expenses before waivers and/or expense reimbursement	1.53	%(f)	1.47	%(f)	1.63%	40.50%	92.22%
Net investment income (loss)	5.45%		4.56%		4.27%	4.64%	5.20%
Portfolio turnover rate(g)	19%		26%		35%	64%	69%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

Includes certain non-reoccurring expenses of 0.01% for the year ended October 31, 2023 and interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022 which are being excluded from the Fund’s contractual waiver.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Emerging Markets Debt Local Currency Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Emerging Markets Debt Local Currency Fund    55

Notes to Financial Statements  (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an

56

approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

PGIM Emerging Markets Debt Local Currency Fund    57

Notes to Financial Statements  (continued)

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

58

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

PGIM Emerging Markets Debt Local Currency Fund    59

Notes to Financial Statements  (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a

60

specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

PGIM Emerging Markets Debt Local Currency Fund    61

Notes to Financial Statements  (continued)

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to

62

serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly

PGIM Emerging Markets Debt Local Currency Fund    63

Notes to Financial Statements  (continued)

Expected Distribution Schedule to Shareholders*	Frequency
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadvisers’ performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of subadvisers.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.650% on average daily net assets up to $1 billion;	0.65%
0.630% on average daily net assets from $1 billion to $3 billion;
0.610% on average daily net assets from $3 billion to $5 billion;
0.600% on average daily net assets from $5 billion to $10 billion;
0.590% on average daily net assets over $10 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

64

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.13%
C	1.88
Z	0.72
R6	0.65

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$13,304	$—
C	—	13

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Emerging Markets Debt Local Currency Fund    65

Notes to Financial Statements  (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$32,935,878	$7,330,520

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wb)
$—	$25,278,225	$19,675,248	$—	$—	$5,602,977	5,602,977	$165,420

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$2,608,510	$—	$—	$2,608,510

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$554,682	$—	$1,484,738	$2,039,420

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,089,241	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$63,663,927	$1,534,718	$(8,366,491)	$(6,831,773)

The difference between GAAP and tax basis is primarily attributable to the deferred losses on wash sales, bond premium amortization, mark-to-market of forwards contracts, and other GAAP to tax differences.

PGIM Emerging Markets Debt Local Currency Fund    67

Notes to Financial Statements  (continued)

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$11,954,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

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The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 550,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	10,000,000
C	50,000,000
Z	250,000,000
T	190,000,000
R6	50,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	4,022,199	35.5%
R6	209	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	31.1%
Unaffiliated	4	63.5

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	130,790	$615,924
Shares issued in reinvestment of dividends and distributions	27,366	128,267
Shares purchased	(141,337)	(656,886)
Net increase (decrease) in shares outstanding before conversion	16,819	87,305
Shares issued upon conversion from other share class(es)	3,395	16,191
Net increase (decrease) in shares outstanding	20,214	$103,496

Year ended October 31, 2022:
Shares sold	66,195	$341,565
Shares issued in reinvestment of dividends and distributions	24,360	117,212
Shares purchased	(236,571)	(1,172,120)
Net increase (decrease) in shares outstanding before conversion	(146,016)	(713,343)
Shares issued upon conversion from other share class(es)	9,979	46,343
Shares purchased upon conversion into other share class(es)	(651)	(3,466)
Net increase (decrease) in shares outstanding	(136,688)	$(670,466)

PGIM Emerging Markets Debt Local Currency Fund    69

Notes to Financial Statements  (continued)

Share Class	Shares	Amount

Class C
Year ended October 31, 2023:
Shares sold	2,187	$10,400
Shares issued in reinvestment of dividends and distributions	955	4,497
Shares purchased	(15,622)	(73,689)
Net increase (decrease) in shares outstanding before conversion	(12,480)	(58,792)
Shares purchased upon conversion into other share class(es)	(3,374)	(16,191)
Net increase (decrease) in shares outstanding	(15,854)	$(74,983)

Year ended October 31, 2022:
Shares sold	9,916	$46,594
Shares issued in reinvestment of dividends and distributions	1,029	4,995
Shares purchased	(6,394)	(32,776)
Net increase (decrease) in shares outstanding before conversion	4,551	18,813
Shares purchased upon conversion into other share class(es)	(9,912)	(46,343)
Net increase (decrease) in shares outstanding	(5,361)	$(27,530)

Class Z
Year ended October 31, 2023:
Shares sold	6,331,274	$30,086,527
Shares issued in reinvestment of dividends and distributions	489,547	2,318,647
Shares purchased	(884,489)	(4,171,193)
Net increase (decrease) in shares outstanding	5,936,332	$28,233,981

Year ended October 31, 2022:
Shares sold	2,502,871	$13,016,107
Shares issued in reinvestment of dividends and distributions	372,746	1,822,678
Shares purchased	(6,406,152)	(30,692,749)
Net increase (decrease) in shares outstanding before conversion	(3,530,535)	(15,853,964)
Shares issued upon conversion from other share class(es)	645	3,466
Net increase (decrease) in shares outstanding	(3,529,890)	$(15,850,498)

Class R6
Year ended October 31, 2023:
Shares sold	953,543	$4,509,256
Shares issued in reinvestment of dividends and distributions	26,693	125,859
Shares purchased	(207,608)	(977,842)
Net increase (decrease) in shares outstanding	772,628	$3,657,273

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Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	72,252	$354,001
Shares issued in reinvestment of dividends and distributions	19,125	93,934
Shares purchased	(366,479)	(1,854,730)
Net increase (decrease) in shares outstanding	(275,102)	$(1,406,795)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: Credit risk relates to the ability of the issuer of a fixed income instrument or the counterparty to a financial transaction with the Fund to meet interest and principal payments as they come due or to fulfill its obligations to the Fund. The value of the fixed

PGIM Emerging Markets Debt Local Currency Fund    71

Notes to Financial Statements  (continued)

income instruments held by the Fund will be adversely affected by any erosion in the ability of the relevant issuers to make interest and principal payments as they become due. The ratings given to a debt security by certain ratings agencies provide a generally useful guide as to such credit risk. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund’s income, but also will increase the credit risk to which the Fund is subject. The Fund generally enters into financial transactions with major dealers that are deemed acceptable to the subadviser from a credit perspective.

Currency Risk: The Fund’s assets may be invested in securities that are denominated in non-US currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies. The weakening of a country’s currency relative to the US dollar will negatively affect the dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing funds denominated in particular currencies; or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase

72

investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and

PGIM Emerging Markets Debt Local Currency Fund    73

Notes to Financial Statements  (continued)

emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings

74

may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

PGIM Emerging Markets Debt Local Currency Fund    75

Notes to Financial Statements  (continued)

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

76

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Local Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Local Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Emerging Markets Debt Local Currency Fund    77

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable but not less than 2.05% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended October 31, 2023 the Fund reports the maximum amount allowable but not less than 72.30% as interest dividends that are eligible to be treated as interest income in accordance with Section 163(j) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023. call your financial adviser.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.73% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

78

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Emerging Markets Debt Local Currency Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information

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pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table

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sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	2nd Quartile

Actual Management Fees: 2nd Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of other fees and expenses) caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.88% for Class C shares, 0.65% for Class R6 shares and 0.72% for Class Z shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Local Currency Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ●

Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Local Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	EMDAX	EMDCX	EMDZX	EMDQX

CUSIP	743969750	743969743	743969727	743969735

MF212E

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Infrastructure Fund

December 15, 2023

PGIM Jennison Global Infrastructure Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-8.24	3.85	4.19	—

(without sales charges)	-2.90	5.03	4.79	—

Class C

(with sales charges)	-4.53	4.24	4.00	—

(without sales charges)	-3.59	4.24	4.00	—

Class Z

(without sales charges)	-2.57	5.37	5.09	—

Class R6

(without sales charges)	-2.58	5.37	N/A	5.40 (12/28/2016)

S&P Global Infrastructure Index

	-2.23	3.38	3.49	—

S&P 500 Index

	10.14	11.01	11.18	—

Average Annual Total Returns as of 10/31/23 Since Inception (%)
Class R6 (12/28/2016)

S&P Global Infrastructure Index	3.66

S&P 500 Index	11.59

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the beginning of 10-year period of Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Infrastructure Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P Global Infrastructure Index—The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright ©2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com.S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Vinci SA	Construction & Engineering	France	4.2%

Southern Co. (The)	Electric Utilities	United States	4.1%

Ferrovial SE	Construction & Engineering	United States	4.1%

Targa Resources Corp.	Oil, Gas & Consumable Fuels	United States	4.1%

Aena SME SA, 144A	Transportation Infrastructure	Spain	4.0%

Cheniere Energy, Inc.	Oil, Gas & Consumable Fuels	United States	3.9%

NiSource, Inc.	Multi-Utilities	United States	3.7%

Centrica plc	Multi-Utilities	United Kingdom	3.6%

PG&E Corp.	Electric Utilities	United States	3.4%

Constellation Energy Corp.	Electric Utilities	United States	3.3%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Infrastructure Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Global Infrastructure Fund’s Class Z shares returned –2.57% in the 12-month reporting period that ended October 31, 2023, underperforming the –2.23% return of the S&P Global Infrastructure Index (the Index).

What was the market environment?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

Calendar year 2022 ended with investors uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022.

•

In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations.

•

In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. By the end of the third quarter, macroeconomic and political developments began adding to investor unease. Threats of a federal government shutdown, strikes at several US automakers, and tensions with China made the path to slower growth and a soft landing appear less smooth or likely than expected. Oil prices moved higher in response to coordinated supply restraints implemented by the OPEC group of oil exporting nations, which drove a subsequent rebound in gasoline prices. US consumer confidence ticked down over the summer months, while employment and home prices held firm.

•

Global Infrastructure stocks, as represented by the Index, declined for the period and lagged the broader equity market. Among infrastructure sectors, telecommunications infrastructure (not represented in the Index) declined the most, followed by declines in utilities and then midstream energy. Transportation stocks were down only modestly.

What worked?

•	The Fund’s performance relative to the Index benefited during the reporting period from strong stock selection in both the utility and transportation sectors.

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•	The Fund’s utility holdings, including Centrica plc, National Grid plc, and Terna SpA, provided the largest contributions to relative performance.

•	Several transportation stocks, including Ferrovial SE, Vinci SA, Sacyr SA, and Eiffage SA, also contributed.

•	Other contributors included positions in Targa Resources Corp., Digital Realty Trust, Inc., Exelon Corp., and The Williams Companies, Inc.

What didn’t work?

•

The Fund underperformed the broad stock market, with declines in telecommunications and midstream energy being the largest detractors. Compared to the Index, an underweight allocation to midstream energy, as well as an off-Index allocation to telecommunications infrastructure, were the most significant detractors from relative performance.

•	Utility stocks NextEra Energy, Inc., NextEra Energy Partners LP, Dominion Energy, Inc., and Drax Group plc detracted from relative performance.

•	Transportation stocks Grupo Aeroportuario del Pacifico SAB de CV, Aeroports de Paris SA, and Norfolk Southern Corp. also detracted from performance.

•	Other notable detractors included Cheniere Energy, Inc., SBA Communications Corp., and SSE plc.

Current outlook

•

The pronounced rise in market interest rates in the US and Europe weighed heavily on investor sentiment during the reporting period and presented a meaningful headwind to the performance of much of the listed infrastructure universe, particularly within the utilities, transportation, and towers sectors. A sharp rise in crude oil prices—along with concern that central banks would keep rates higher for longer than previously expected—contributed to the rise in market interest rates. At the same time, the increase in oil prices buoyed investor sentiment regarding the energy sector, including the Fund’s midstream energy infrastructure holdings. Jennison continues to believe that the defensive nature of listed infrastructure stocks should continue to appeal to investors, as the global economic outlook remains uncertain. Despite expectations for continued market volatility, Jennison remains positive regarding the long-term fundamental outlook for the Fund’s holdings across all four infrastructure sectors. Additionally, Jennison continues to believe that environmental, social, and governance (ESG) factors are likely to prove increasingly influential in determining investment outcomes over time.

•

Jennison projects the Fund’s utilities holdings will generate mid-high, single-digit earnings growth with commensurate dividend growth, supported by highly visible, regulated capital expenditure trajectories and improving regulatory regimes. In particular, utilities are well positioned to capitalize on the energy transition. In Jennison’s view, energy transition investment is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy, driven by continued technological advancement, and (2) increasing public policy support, driven by concerns over greenhouse gas emissions, energy security, and most

PGIM Jennison Global Infrastructure Fund    9

Strategy and Performance Overview* (continued)

recently, job creation. The many decarbonization-related financial incentives included in the US Inflation Reduction Act will likely accelerate the energy transition in the US. In Europe, energy policy uncertainty, driven by the need to transition away from Russian energy supply, led to weakness in stock prices of European utilities for most of 2022. However, in 2023, Jennison added to the Fund’s European utilities exposure, as clarity around policy decisions increased, policy changes proved largely benign, and the risk/reward proposition for the Fund’s holdings appeared favorable.

•

After lackluster absolute performance through the first half of 2023, the Fund’s midstream holdings performed much better as investors appeared to gain better appreciation for the companies’ cash flow resiliency and improving capital return potential. In Jennison’s view, companies with strong balance sheets, integrated asset systems with multiple touchpoints across the energy value chain, and strong ESG metrics are likely to continue to fare well going forward. Additionally, Jennison believes the Fund’s energy infrastructure holdings are poised for a noteworthy, upward inflection in free cash flow and return of capital to shareholders through dividend increases and/or share repurchases.

•

Transportation infrastructure stocks generally rallied to start the year, reflecting a more optimistic outlook for growth, especially in Europe, before giving back some gains later in the period. Jennison modestly trimmed the Fund’s European transport exposure and increased North American rail exposure, which rallied as service levels improved, and volumes appeared closer to bottoming. Generally, toll road stocks continued to see solid traffic and pricing trends, with strong performance at Ferrovial’s managed lanes in Texas, while political concerns negatively affected French toll road stocks. Airport stocks in Europe and Mexico benefited from very strong peak summer demand trends and strong retail spend per passenger. Looking forward, Jennison believes the Fund’s airport exposure will benefit from improving China/Pacific traffic into 2024. Jennison also remains constructive on US waste stocks, which continue to exhibit defensive characteristics and strong pricing power.

•

Regarding communications infrastructure, Jennison favors data centers that are well-positioned to capitalize on two related themes: 1) robust growth from existing data demand drivers and growing contributions from generative artificial intelligence, and 2) rising pricing power related to tight supply and increased value of specialization, particularly for the hyperscale market. Jennison continues to see investment opportunities among wireless tower companies, given their recession-resistant business models (including inflation-adjusted revenues), which benefit from expanded, carrier-funded 5G network deployment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10     Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Global Infrastructure Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 897.30	1.53%	$ 7.32

	Hypothetical	$1,000.00	$1,017.49	1.53%	$ 7.78

Class C	Actual	$1,000.00	$ 894.30	2.28%	$10.89

	Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57

Class Z	Actual	$1,000.00	$ 899.10	1.19%	$ 5.70

	Hypothetical	$1,000.00	$1,019.21	1.19%	$ 6.06

Class R6	Actual	$1,000.00	$ 899.00	1.19%	$ 5.70

	Hypothetical	$1,000.00	$1,019.21	1.19%	$ 6.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12     Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS

Australia 2.8%

Transurban Group, UTS	131,054	$986,639

Canada 2.2%

Canadian Pacific Kansas City Ltd.	10,902	774,048

France 6.4%

Eiffage SA	4,707	427,163
Engie SA	22,542	358,528
Vinci SA	13,465	1,488,884

		2,274,575

Germany 4.3%

E.ON SE	30,262	360,061
Fraport AG Frankfurt Airport Services Worldwide*	8,167	405,896
RWE AG	19,718	754,518

		1,520,475

Italy 6.2%

Enav SpA, 144A	95,517	318,354
Enel SpA	121,767	772,926
Infrastrutture Wireless Italiane SpA, 144A	66,431	727,409
Terna - Rete Elettrica Nazionale	52,614	402,867

		2,221,556

Japan 1.1%

West Japan Railway Co.	10,256	390,903

Mexico 0.7%

Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	22,774	265,888

New Zealand 1.5%

Auckland International Airport Ltd.	124,727	533,492

Spain 9.0%

Aena SME SA, 144A	9,803	1,422,422
EDP Renovaveis SA	11,869	190,936
Iberdrola SA	69,877	777,173
Sacyr SA	291,806	842,614

		3,233,145

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Thailand 0.5%

Airports of Thailand PCL*	100,324	$186,263

United Kingdom 8.7%

Centrica PLC	674,994	1,292,141
Drax Group PLC	67,196	345,238
National Grid PLC	32,525	387,795
SSE PLC	54,373	1,080,585

		3,105,759

United States 54.8%

American Tower Corp., REIT	2,147	382,574
CenterPoint Energy, Inc.	39,555	1,063,238
Cheniere Energy, Inc.	8,467	1,409,078
CMS Energy Corp.	13,906	755,652
Constellation Energy Corp.	10,450	1,180,014
CSX Corp.	24,825	741,026
Digital Realty Trust, Inc., REIT	9,333	1,160,652
Equinix, Inc., REIT	1,053	768,311
Ferrovial SE	48,855	1,470,342
NextEra Energy, Inc.	16,125	940,087
NiSource, Inc.	51,866	1,304,949
Norfolk Southern Corp.	1,787	340,942
PG&E Corp.*	74,061	1,207,194
Public Service Enterprise Group, Inc.	9,092	560,522
Sempra	13,915	974,467
Southern Co. (The)	21,854	1,470,774
Targa Resources Corp.	17,393	1,454,229
Union Pacific Corp.	2,748	570,512
Vistra Corp.	16,621	543,839
Waste Connections, Inc.	3,239	419,451
Williams Cos., Inc. (The)	24,589	845,862

		19,563,715

TOTAL LONG-TERM INVESTMENTS (cost $30,983,194)		35,056,458

See Notes to Financial Statements.

14

Description	Shares	Value

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $466,760)(wb)	466,760	$466,760

TOTAL INVESTMENTS 99.5% (cost $31,449,954)		35,523,218
Other assets in excess of liabilities 0.5%		165,195

NET ASSETS 100.0%		$35,688,413

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$986,639	$—
Canada	774,048	—	—
France	—	2,274,575	—
Germany	—	1,520,475	—
Italy	—	2,221,556	—
Japan	—	390,903	—
Mexico	265,888	—	—
New Zealand	—	533,492	—
Spain	—	3,233,145	—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Thailand	$—	$186,263	$—
United Kingdom	—	3,105,759	—
United States	18,093,373	1,470,342	—
Short-Term Investment
Affiliated Mutual Fund	466,760	—	—

Total	$19,600,069	$15,923,149	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Electric Utilities	21.9%
Multi-Utilities	19.8
Construction & Engineering	11.8
Transportation Infrastructure	11.6
Oil, Gas & Consumable Fuels	10.4
Ground Transportation	8.0
Specialized REITs	6.4
Independent Power & Renewable Electricity Producers	5.1

Diversified Telecommunication Services	2.0%
Affiliated Mutual Fund	1.3
Commercial Services & Supplies	1.2

99.5
Other assets in excess of liabilities	0.5

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $30,983,194)	$35,056,458
Affiliated investments (cost $466,760)	466,760
Receivable for investments sold	131,812
Tax reclaim receivable	73,351
Dividends receivable	55,295
Receivable for Fund shares sold	42,662
Prepaid expenses	1,012

Total Assets	35,827,350

Liabilities

Payable for Fund shares purchased	46,035
Audit fee payable	28,621
Management fee payable	23,735
Custodian and accounting fees payable	10,933
Transfer agent’s fees and expenses payable	7,195
Professional fees payable	5,974
Accrued expenses and other liabilities	5,412
Distribution fee payable	3,897
Shareholders’ reports fee payable	3,738
Affiliated transfer agent fee payable	2,325
Directors’ fees payable	977
Payable to custodian	95

Total Liabilities	138,937

Net Assets	$35,688,413

Net assets were comprised of:
Common stock, at par	$26
Paid-in capital in excess of par	33,528,912
Total distributable earnings (loss)	2,159,475

Net assets, October 31, 2023	$35,688,413

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    17

Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value and redemption price per share, ($9,079,537 ÷ 672,457 shares of common stock issued and outstanding)	$13.50
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price to public	$14.29

Class C

Net asset value, offering price and redemption price per share, ($2,331,609 ÷ 176,067 shares of common stock issued and outstanding)	$13.24

Class Z

Net asset value, offering price and redemption price per share, ($14,385,182 ÷ 1,064,256 shares of common stock issued and outstanding)	$13.52

Class R6

Net asset value, offering price and redemption price per share, ($9,892,085 ÷ 732,050 shares of common stock issued and outstanding)	$13.51

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $107,574 foreign withholding tax)	$1,699,104
Affiliated dividend income	29,243
Affiliated income from securities lending, net	379

Total income	1,728,726

Expenses
Management fee	549,930
Distribution fee(a)	59,011
Transfer agent’s fees and expenses (including affiliated expense of $13,568)(a)	63,174
Custodian and accounting fees	61,607
Professional fees	49,088
Registration fees(a)	29,915
Audit fee	28,620
Shareholders’ reports	20,308
Directors’ fees	10,743
SEC registration fees	1,440
Miscellaneous	24,007

Total expenses	897,843
Less: Fee waiver and/or expense reimbursement(a)	(178,019)
Distribution fee waiver(a)	(4,874)

Net expenses	714,950

Net investment income (loss)	1,013,776

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(1,396,987)
In-kind redemptions(1)	(248,030)
Foreign currency transactions	(948)

(1,645,965)

Net change in unrealized appreciation (depreciation) on:
Investments	84,406
Foreign currencies	1,819

86,225

Net gain (loss) on investment and foreign currency transactions	(1,559,740)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(545,964)

(1)	See Note 9, Purchases & Redemption In-kind, in Notes to Financial Statements
(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	29,243	29,768	—	—
Transfer agent’s fees and expenses	19,301	4,938	38,602	333
Registration fees	7,462	6,163	10,878	5,412
Fee waiver and/or expense reimbursement	(37,276)	(13,947)	(95,318)	(31,478)
Distribution fee waiver	(4,874)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    19

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,013,776	$748,400
Net realized gain (loss) on investment and foreign currency transactions	(1,645,965)	735,185
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	86,225	(8,373,785)

Net increase (decrease) in net assets resulting from operations	(545,964)	(6,890,200)

Dividends and Distributions
Distributions from distributable earnings
Class A	(337,388)	(601,050)
Class C	(93,436)	(299,687)
Class Z	(1,033,637)	(2,030,688)
Class R6	(642,318)	(1,207,913)

	(2,106,779)	(4,139,338)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	11,460,820	31,402,800
Net asset value of shares issued in reinvestment of dividends and distributions	2,105,393	4,134,256
Cost of shares purchased	(39,735,852)	(15,178,225)

Net increase (decrease) in net assets from Fund share transactions	(26,169,639)	20,358,831

Total increase (decrease)	(28,822,382)	9,329,293

Net Assets:

Beginning of year	64,510,795	55,181,502

End of year	$35,688,413	$64,510,795

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.41		$17.15	$13.80	$14.66	$12.21
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.14	0.09	0.14	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.62)		(1.64)	3.36	(0.86)	2.49
Total from investment operations	(0.39)		(1.50)	3.45	(0.72)	2.67
Less Dividends and Distributions:
Dividends from net investment income	(0.26)		(0.14)	(0.10)	(0.12)	(0.21)
Tax return of capital distributions	-		-	-	(0.02)	(0.01)
Distributions from net realized gains	(0.26)		(1.10)	-	-	-
Total dividends and distributions	(0.52)		(1.24)	(0.10)	(0.14)	(0.22)
Net asset value, end of year	$13.50		$14.41	$17.15	$13.80	$14.66
Total Return(b):	(2.90)%		(9.23)%	25.04%	(4.93)%	22.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,080		$8,806	$8,153	$5,961	$7,637
Average net assets (000)	$9,748		$8,278	$7,154	$6,859	$7,718
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.52	%(d)	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	1.95%		1.90%	1.99%	2.20%	2.10%
Net investment income (loss)	1.56%		0.92%	0.55%	0.95%	1.34%
Portfolio turnover rate(e)	84%		89%	72%	62%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.02% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    21

Financial Highlights (continued)

Class C Shares

	Year Ended October 31,

	2023		2022	2021		2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.16		$16.90	$13.63		$14.51	$12.12
Income (loss) from investment operations:
Net investment income (loss)	0.12		0.04	(0.03	)(b)	0.03	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.60)		(1.63)	3.31		(0.84)	2.45
Total from investment operations	(0.48)		(1.59)	3.28		(0.81)	2.53
Less Dividends and Distributions:
Dividends from net investment income	(0.18)		(0.05)	(0.01)		(0.05)	(0.13)
Tax return of capital distributions	-		-	-		(0.02)	(0.01)
Distributions from net realized gains	(0.26)		(1.10)	-		-	-
Total dividends and distributions	(0.44)		(1.15)	(0.01)		(0.07)	(0.14)
Net asset value, end of year	$13.24		$14.16	$16.90		$13.63	$14.51
Total Return(c):	(3.59)%		(9.91)%	24.10%		(5.63)%	21.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,332		$3,737	$4,336		$3,242	$4,135
Average net assets (000)	$2,977		$4,348	$3,720		$3,771	$4,131
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.26	%(e)	2.25%	2.25%		2.25%	2.25%
Expenses before waivers and/or expense reimbursement	2.73%		2.60%	2.79%		3.05%	2.90%
Net investment income (loss)	0.85%		0.27%	(0.21)%		0.21%	0.59%
Portfolio turnover rate(f)	84%		89%	72%		62%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.42		$17.16	$13.80	$14.66	$12.21
Income (loss) from investment operations:
Net investment income (loss)	0.29		0.20	0.14	0.18	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.63)		(1.65)	3.37	(0.85)	2.48
Total from investment operations	(0.34)		(1.45)	3.51	(0.67)	2.71
Less Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.19)	(0.15)	(0.17)	(0.25)
Tax return of capital distributions	-		-	-	(0.02)	(0.01)
Distributions from net realized gains	(0.26)		(1.10)	-	-	-
Total dividends and distributions	(0.56)		(1.29)	(0.15)	(0.19)	(0.26)
Net asset value, end of year	$13.52		$14.42	$17.16	$13.80	$14.66
Total Return(b):	(2.57)%		(8.93)%	25.42%	(4.56)%	22.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,385		$26,049	$25,429	$20,148	$21,868
Average net assets (000)	$27,102		$27,109	$24,462	$21,048	$21,608
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.18	%(d)	1.17%	1.17%	1.17%	1.17%
Expenses before waivers and/or expense reimbursement	1.53%		1.47%	1.55%	1.66%	1.57%
Net investment income (loss)	1.98%		1.29%	0.92%	1.25%	1.66%
Portfolio turnover rate(e)	84%		89%	72%	62%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    23

Financial Highlights (continued)

Class R6 Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.41		$17.15	$13.80	$14.66	$12.21
Income (loss) from investment operations:
Net investment income (loss)	0.29		0.21	0.12	0.18	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.63)		(1.66)	3.38	(0.85)	2.48
Total from investment operations	(0.34)		(1.45)	3.50	(0.67)	2.71
Less Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.19)	(0.15)	(0.17)	(0.25)
Tax return of capital distributions	-		-	-	(0.02)	(0.01)
Distributions from net realized gains	(0.26)		(1.10)	-	-	-
Total dividends and distributions	(0.56)		(1.29)	(0.15)	(0.19)	(0.26)
Net asset value, end of year	$13.51		$14.41	$17.15	$13.80	$14.66
Total Return(b):	(2.58)%		(8.93)%	25.44%	(4.62)%	22.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,892		$25,919	$17,263	$5,636	$11,954
Average net assets (000)	$15,166		$23,177	$11,389	$8,565	$13,787
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.18	%(d)	1.17%	1.17%	1.17%	1.17%
Expenses before waivers and/or expense reimbursement	1.39%		1.32%	1.40%	1.66%	1.48%
Net investment income (loss)	1.97%		1.34%	0.74%	1.28%	1.70%
Portfolio turnover rate(e)	84%		89%	72%	62%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Global Infrastructure Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison Global Infrastructure Fund    25

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover

PGIM Jennison Global Infrastructure Fund    27

Notes to Financial Statements (continued)

the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

28

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Global Infrastructure Fund    29

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.00% of average daily net assets up to $1 billion;	1.00%
0.98% of average daily net assets from $1 billion to $3 billion;
0.96% of average daily net assets from $3 billion to $5 billion;
0.95% of average daily net assets from $5 billion to $10 billion;
0.94% of average daily net assets over $10 billion

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.50%

30

Class	Expense Limitations
C	2.25%
Z	1.17
R6	1.17

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$4,762	$—
C	—	496

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market

PGIM Jennison Global Infrastructure Fund    31

Notes to Financial Statements (continued)

Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$45,884,135	$63,916,223

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$19,704,655	$19,237,895	$—	$—	$466,760	466,760	$29,243

PGIM Institutional Money Market Fund(1)(b)(wb)
—	1,435,480	1,435,480	—	—	—	—	379(2)
$—	$21,140,135	$20,673,375	$—	$—	$466,760		$29,622

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

32

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to redemption in-kind transactions and a taxable overdistribution.

For the year ended October 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$319,888	$(319,888)

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,012,828	$1,093,951	$—	$2,106,779

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$722,423	$3,416,915	$—	$4,139,338

As of October 31, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$32,124,203	$5,566,142	$(2,167,127)	$3,399,015

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains

PGIM Jennison Global Infrastructure Fund    33

Notes to Financial Statements (continued)

distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$1,234,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 510,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	20,000,000
C	100,000,000
Z	150,000,000
T	115,000,000
R6	125,000,000

34

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	698,926	95.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	26.5%
Unaffiliated	4	57.2

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	87,599	$1,302,546
Shares issued in reinvestment of dividends and distributions	23,206	336,079
Shares purchased	(104,379)	(1,527,468)
Net increase (decrease) in shares outstanding before conversion	6,426	111,157
Shares issued upon conversion from other share class(es)	70,638	1,044,505
Shares purchased upon conversion into other share class(es)	(15,757)	(232,188)
Net increase (decrease) in shares outstanding	61,307	$923,474

Year ended October 31, 2022:
Shares sold	117,154	$1,830,512
Shares issued in reinvestment of dividends and distributions	38,277	596,146
Shares purchased	(62,851)	(942,436)
Net increase (decrease) in shares outstanding before conversion	92,580	1,484,222
Shares issued upon conversion from other share class(es)	46,493	722,259
Shares purchased upon conversion into other share class(es)	(3,405)	(56,034)
Net increase (decrease) in shares outstanding	135,668	$2,150,447

Class C
Year ended October 31, 2023:
Shares sold	19,219	$270,043
Shares issued in reinvestment of dividends and distributions	6,541	93,436
Shares purchased	(27,469)	(396,189)
Net increase (decrease) in shares outstanding before conversion	(1,709)	(32,710)
Shares purchased upon conversion into other share class(es)	(86,040)	(1,249,192)
Net increase (decrease) in shares outstanding	(87,749)	$(1,281,902)

PGIM Jennison Global Infrastructure Fund    35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	64,812	$1,012,615
Shares issued in reinvestment of dividends and distributions	19,470	299,687
Shares purchased	(27,936)	(415,935)
Net increase (decrease) in shares outstanding before conversion	56,346	896,367
Shares purchased upon conversion into other share class(es)	(49,043)	(750,462)
Net increase (decrease) in shares outstanding	7,303	$145,905

Class Z
Year ended October 31, 2023:
Shares sold	568,214	$8,479,836
Shares issued in reinvestment of dividends and distributions	71,146	1,033,560
Shares purchased	(1,411,451)	(20,242,707)
Net increase (decrease) in shares outstanding before conversion	(772,091)	(10,729,311)
Shares issued upon conversion from other share class(es)	29,507	436,875
Net increase (decrease) in shares outstanding	(742,584)	$(10,292,436)

Year ended October 31, 2022:
Shares sold	582,073	$9,297,231
Shares issued in reinvestment of dividends and distributions	130,725	2,030,510
Shares purchased	(393,341)	(6,166,300)
Net increase (decrease) in shares outstanding before conversion	319,457	5,161,441
Shares issued upon conversion from other share class(es)	5,155	84,237
Net increase (decrease) in shares outstanding	324,612	$5,245,678

Class R6
Year ended October 31, 2023:
Shares sold	95,586	$1,408,395
Shares issued in reinvestment of dividends and distributions	44,294	642,318
Shares purchased	(1,206,357)	(17,569,488)
Net increase (decrease) in shares outstanding	(1,066,477)	$(15,518,775)

Year ended October 31, 2022:
Shares sold	1,194,029	$19,262,442
Shares issued in reinvestment of dividends and distributions	78,291	1,207,913
Shares purchased	(480,363)	(7,653,554)
Net increase (decrease) in shares outstanding	791,957	$12,816,801

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a

36

group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 25 days that the Fund had loans outstanding during the period was approximately $675,120, borrowed at a weighted average interest rate of 5.31%. The maximum loan outstanding amount during the period was $2,607,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

9.	Purchases & Redemption In-kind

As of the close of business on September 26, 2023, the Fund settled the redemption of fund Class Z shares by delivering to an affiliate portfolio securities and other assets. The value of such securities and other assets that were transferred in-kind was $8,774,563.

In-kind redemption gains and losses are excluded in the calculation of taxable gain (loss) for federal income tax purposes.

10.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments

PGIM Jennison Global Infrastructure Fund    37

Notes to Financial Statements (continued)

pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

38

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Infrastructure Companies Risk: Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences than securities of companies in other industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown, surplus capacity, technological changes,

PGIM Jennison Global Infrastructure Fund    39

Notes to Financial Statements (continued)

casualty losses, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.

Infrastructure companies may also be affected by or subject to:

∎ regulation by various government authorities, including regulation of rates charged to customers;

∎ service interruption due to environmental, operational or other mishaps as well as political and social unrest;

∎ the imposition of special tariffs and changes in tax laws and accounting standards; and

∎ general changes in market sentiment towards the assets of infrastructure companies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the

40

Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities

PGIM Jennison Global Infrastructure Fund    41

Notes to Financial Statements (continued)

of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

11.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a

42

semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison Global Infrastructure Fund    43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Infrastructure Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2023, the Fund reports the maximum amount allowed per share, but not less than $0.27 for Class A, C, R6 and Z share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2023, the Series reports under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Global Infrastructure Fund	100.00%	58.64%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

PGIM Jennison Global Infrastructure Fund    45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison Global Infrastructure Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Infrastructure Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund /Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 3rd Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, and underperformed over the one-year period.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.17% for Class R6 shares, and 1.17% for Class Z shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Infrastructure Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Infrastructure Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGJAX	PGJCX	PGJZX	PGJQX

CUSIP	743969792	743969784	743969776	743969560

MF217E

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Opportunities Fund

December 15, 2023

PGIM Jennison Global Opportunities Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	13.50	10.33	10.49	—

(without sales charges)	20.11	11.58	11.12	—

Class C

(with sales charges)	18.11	10.64	10.24	—

(without sales charges)	19.11	10.64	10.24	—

Class Z

(without sales charges)	20.29	11.75	11.34	—

Class R2

(without sales charges)	19.79	N/A	N/A	13.13 (12/27/2018)

Class R4

(without sales charges)	20.06	N/A	N/A	13.43 (12/27/2018)

Class R6

(without sales charges)	20.41	11.86	N/A	11.91 (12/22/2014)

MSCI All Country World ND Index

	10.50	7.47	6.81	—

Average Annual Total Returns as of 10/31/23 Since Inception (%)
	Class R2, Class R4 (12/27/2018)	Class R6 (12/22/2014)

MSCI All Country World ND Index	9.05	6.87
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ND Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Opportunities Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	0.25%	None	None

Shareholder services fees	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

MSCI All Country World ND Index—The Morgan Stanley Capital International All Country World Net Dividends Index (MSCI ACWI ND Index) is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The MSCI ACWI ND Index is unmanaged and the total return includes the reinvestment of all dividends.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	United States	7.6%

Microsoft Corp.	Software	United States	6.2%

Hermes International SCA	Textiles, Apparel & Luxury Goods	France	5.9%

Amazon.com, Inc.	Broadline Retail	United States	5.3%

Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	5.1%

Ferrari NV	Automobiles	Italy	5.1%

Eli Lilly & Co.	Pharmaceuticals	United States	4.8%

MercadoLibre, Inc.	Broadline Retail	Brazil	4.6%

L’Oreal SA	Personal Care Products	France	3.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	3.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Opportunities Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Global Opportunities Fund’s Class Z shares returned 20.29% in the 12-month reporting period that ended October 31, 2023, outperforming the 10.50% return of the MSCI All Country World Net Dividends Index (the Index).

What were the market conditions?

•

The past year was dominated by the US Federal Reserve’s historic campaign of interest rate hikes, which began in March 2022. The success of this effort to lower inflation, along with clearing of the global supply chain, resilient consumer spending, and most important, healthy corporate earnings, drove strong equity market performance over most of the reporting period.

•

In the last three months of the period, however, market sentiment turned negative due to sustained upward pressure on interest rates, dysfunction in the US federal government, US labor strikes, and geopolitical instability—including the tragic events in the Middle East.

•

Within the Index, information technology and communication services were the best performers. Consumer discretionary also outperformed the overall index. The real estate, utilities, and healthcare sectors declined during the period.

What worked?

•	Stock selection within the healthcare, information technology, and consumer sectors were largely responsible for the Fund’s outperformance relative to the Index during the reporting period.

•	Top individual contributors, all in the sectors cited above, included Nvidia Corp., Hermès International SCA, Novo Nordisk A/S, Ferrari N.V., and Microsoft Corp.

•

Nvidia enjoyed tremendous demand for accelerated computing and generative artificial intelligence (AI) semiconductors. Improving supply, in Jennison’s view, should sustain revenue growth well into next year.

•

Luxury goods maker Hermès benefited from sales strength across regions, as well as the company’s success in passing on price increases. All geographies and categories performed better than expected over most of the period.

•	Novo Nordisk’s sales of diabetes and weight-loss drugs Ozempic and Wegovy continued to exceed expectations. Supply constraints for Wegovy, in Jennison’s view, are expected to improve.

•

High-end automaker Ferrari continued to benefit from its strong model mix and pricing. Global orders remained at record levels, with delivery times for newly purchased vehicles at more than two years for certain models.

•

Enterprise software company Microsoft continued to gain share across multiple product lines while remaining very well positioned for the surging AI wave, given the company’s progress in incorporating the technology into existing products to increase revenue potential.

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What didn’t work?

•	From a sector perspective, stock selection within financials was a meaningful detractor during the reporting period, with notable underperformers including DLocal Limited and Nu Holdings Ltd.

•

Shares in payment processor DLocal declined sharply early in the period following a report alleging that the company misreported numbers and acted fraudulently, which introduced a new risk to the investment thesis, and the position was eliminated.

•

The Fund’s position in digital financial services provider Nu Holdings was eliminated early in 2023 due to concerns regarding systemically higher credit risk and legislative discussions to cap interest rates in Brazil. Jennison added Nu back into the Fund at the end of the period on the conviction that the company’s growth and profitability was underappreciated. Increasing product penetration in Brazil and success in Mexico and Colombia are key catalysts.

•	Other notable detractors included Tesla Inc., Atlassian Corp., and Enphase Energy Inc.

•

Shares in electric car maker Tesla fluctuated widely during the period but ultimately finished in negative territory. Shares were weak early in the period as CEO Elon Musk’s acquisition of X (formerly Twitter)—and subsequent controversy regarding his day-to-day involvement as CEO of both companies—weighed on Tesla’s brand perception. Later in the period, Tesla shares gained on a slate of positive news, including strong deliveries (benefiting from price cuts and increased availability); continued progress on the company’s new Gen III platform; Ford’s announcement that it will adopt Tesla’s charging standard; and Musk’s announcement that he hired an X CEO. Tesla remains a meaningful position in the Fund.

•

Project management software developer Atlassian reported disappointing results early in the period that highlighted the risks to the company’s new business prospects in a slowing economy. As a result, the position was eliminated during the reporting period.

•

Shares in solar energy solutions provider Enphase Energy were pressured by disappointing company guidance due to weak battery sales and share loss to competitors, as well as signs of weakening residential solar demand. This position was also sold from the Fund during the reporting period.

Current outlook

•	Sentiment in the near term is clouded by monetary policy and economic growth uncertainties that will likely remain into year-end.

•

Consumers, facing less robust prospects overall, are beginning to show stress—primarily at lower income levels. In Jennison’s opinion, Fund holdings most directly tied to high-end consumer spending remain best positioned to take wallet share and grow revenues and profits on a multi-year basis.

PGIM Jennison Global Opportunities Fund    9

Strategy and Performance Overview* (continued)

•

Additionally, the broad categories of cloud adoption, data mining, and analytics, are still in nascent development. Adoption of generative AI capabilities remain at the forefront of Jennison’s longer-term investment plans across a wide range of industries.

•

Jennison remains vigilant in evaluating the investment landscape against a mixed political and economic backdrop, while continuing to focus on companies with the ability to innovate, invest, and grow through various macroeconomic environments.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 =8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Global Opportunities Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Opportunities Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,030.10	1.08%	$5.53

	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

Class C	Actual	$1,000.00	$1,026.10	1.92%	$9.81

	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75

Class Z	Actual	$1,000.00	$1,031.20	0.91%	$4.66

	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Class R2	Actual	$1,000.00	$1,028.90	1.34%	$6.85

	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

Class R4	Actual	$1,000.00	$1,030.10	1.09%	$5.58

	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

Class R6	Actual	$1,000.00	$1,031.50	0.83%	$4.25

	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Brazil 6.1%

MercadoLibre, Inc.*	188,370	$233,718,194
NU Holdings Ltd. (Class A Stock)*	9,513,774	78,012,947

		311,731,141

Denmark 5.1%

Novo Nordisk A/S (Class B Stock)	2,707,383	261,198,121

France 13.0%

Hermes International SCA	160,921	300,250,559
L’Oreal SA	473,663	199,095,108
LVMH Moet Hennessy Louis Vuitton SE	225,114	161,165,995

		660,511,662

Israel 1.1%

Mobileye Global, Inc. (Class A Stock)*(a)	1,554,471	55,447,981

Italy 5.1%

Ferrari NV	861,990	260,927,812

Japan 1.5%

Keyence Corp.	193,384	74,862,566

Netherlands 3.5%

Argenx SE, ADR*	161,555	75,861,381
ASML Holding NV	171,697	103,210,572

		179,071,953

United Kingdom 1.3%

Ashtead Group PLC	1,118,664	64,158,185

United States 63.1%

Adobe, Inc.*	241,366	128,421,194
Airbnb, Inc. (Class A Stock)*	362,325	42,859,424
Alphabet, Inc. (Class A Stock)*	1,420,955	176,312,096
Amazon.com, Inc.*	2,023,639	269,326,114
Apple, Inc.	618,366	105,598,362
Applied Materials, Inc.	961,326	127,231,496
Arista Networks, Inc.*	722,927	144,852,883
Broadcom, Inc.	125,462	105,559,963
Cadence Design Systems, Inc.*	613,453	147,136,702

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)

Costco Wholesale Corp.	83,302	$46,019,357
Eli Lilly & Co.	445,702	246,887,709
HubSpot, Inc.*	109,934	46,586,731
Lululemon Athletica, Inc.*	102,810	40,453,679
Mastercard, Inc. (Class A Stock)	358,142	134,786,742
Microsoft Corp.	931,255	314,866,628
MongoDB, Inc.*	253,561	87,374,585
Netflix, Inc.*	231,109	95,145,264
NVIDIA Corp.	944,207	385,047,615
Palo Alto Networks, Inc.*(a)	531,993	129,284,939
ServiceNow, Inc.*	283,549	164,982,986
Snowflake, Inc. (Class A Stock)*	216,037	31,353,450
Tesla, Inc.*	427,761	85,911,519
Trade Desk, Inc. (The) (Class A Stock)*	1,114,243	79,066,683
Vertex Pharmaceuticals, Inc.*	216,666	78,456,925

		3,213,523,046

TOTAL LONG-TERM INVESTMENTS (cost $3,752,628,614)		5,081,432,467

SHORT-TERM INVESTMENTS 2.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	41,074,802	41,074,802
PGIM Institutional Money Market Fund (cost $102,179,609; includes $101,810,632 of cash collateral for securities on loan)(b)(wb)	102,232,704	102,181,588

TOTAL SHORT-TERM INVESTMENTS (cost $143,254,411)		143,256,390

TOTAL INVESTMENTS 102.6% (cost $3,895,883,025)		5,224,688,857
Liabilities in excess of other assets (2.6)%		(131,958,554)

NET ASSETS 100.0%		$5,092,730,303

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.

See Notes to Financial Statements.

14

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $103,232,547; cash collateral of $101,810,632 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$311,731,141	$—	$—
Denmark	—	261,198,121	—
France	—	660,511,662	—
Israel	55,447,981	—	—
Italy	—	260,927,812	—
Japan	—	74,862,566	—
Netherlands	75,861,381	103,210,572	—
United Kingdom	—	64,158,185	—
United States	3,213,523,046	—	—
Short-Term Investments
Affiliated Mutual Funds	143,256,390	—	—

Total	$3,799,819,939	$1,424,868,918	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Software	18.2%
Semiconductors & Semiconductor Equipment	14.2
Pharmaceuticals	10.0
Broadline Retail	9.9

Textiles, Apparel & Luxury Goods	9.9%
Automobiles	6.8
Personal Care Products	3.9
Interactive Media & Services	3.5

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Industry Classification (continued):

Biotechnology	3.0%
Communications Equipment	2.8
Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	2.8
Financial Services	2.6
IT Services	2.3
Technology Hardware, Storage & Peripherals	2.1
Entertainment	1.9
Media	1.6
Banks	1.5

Electronic Equipment, Instruments & Components	1.5%
Trading Companies & Distributors	1.3
Automobile Components	1.1
Consumer Staples Distribution & Retail	0.9
Hotels, Restaurants & Leisure	0.8

102.6
Liabilities in excess of other assets	(2.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$103,232,547	$(101,810,632)	$1,421,915

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $103,232,547:
Unaffiliated investments (cost $3,752,628,614)	$5,081,432,467
Affiliated investments (cost $143,254,411)	143,256,390
Receivable for Fund shares sold	8,921,326
Tax reclaim receivable	7,200,941
Dividends receivable	459,630
Prepaid expenses and other assets	147,956

Total Assets	5,241,418,710

Liabilities

Payable to broker for collateral for securities on loan	101,810,632
Payable for investments purchased	29,170,258
Payable for Fund shares purchased	12,770,453
Management fee payable	3,490,094
Accrued expenses and other liabilities	1,090,089
Distribution fee payable	314,884
Affiliated transfer agent fee payable	31,340
Directors’ fees payable	10,657

Total Liabilities	148,688,407

Net Assets	$5,092,730,303

Net assets were comprised of:
Common stock, at par	$1,504
Paid-in capital in excess of par	4,379,664,510
Total distributable earnings (loss)	713,064,289

Net assets, October 31, 2023	$5,092,730,303

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund    17

Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value and redemption price per share, ($464,837,019 ÷ 14,019,864 shares of common stock issued and outstanding)	$33.16
Maximum sales charge (5.50% of offering price)	1.93

Maximum offering price to public	$35.09

Class C

Net asset value, offering price and redemption price per share, ($245,621,244 ÷ 8,209,735 shares of common stock issued and outstanding)	$29.92

Class Z

Net asset value, offering price and redemption price per share, ($2,250,783,050 ÷ 66,135,946 shares of common stock issued and outstanding)	$34.03

Class R2

Net asset value, offering price and redemption price per share, ($13,340,836 ÷ 398,518 shares of common stock issued and outstanding)	$33.48

Class R4

Net asset value, offering price and redemption price per share, ($401,945 ÷ 11,844 shares of common stock issued and outstanding)	$33.94

Class R6

Net asset value, offering price and redemption price per share, ($2,117,746,209 ÷ 61,668,182 shares of common stock issued and outstanding)	$34.34

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $3,021,818 foreign withholding tax)	$32,005,749
Affiliated dividend income	2,530,155
Income from securities lending, net (including affiliated income of $1,150,873)	1,343,694

Total income	35,879,598

Expenses
Management fee	39,432,532
Distribution fee(a)	3,929,298
Shareholder servicing fees(a)	13,484
Transfer agent’s fees and expenses (including affiliated expense of $177,495)(a)	2,993,787
Shareholders’ reports	350,352
Custodian and accounting fees	326,223
Registration fees(a)	146,622
Professional fees	94,630
Directors’ fees	85,310
Audit fee	28,620
Miscellaneous	100,492

Total expenses	47,501,350
Less: Fee waiver and/or expense reimbursement(a)	(445,395)
Distribution fee waiver(a)	(231,193)

Net expenses	46,824,762

Net investment income (loss)	(10,945,164)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $63,640)	223,385,013
Foreign currency transactions	(1,414,901)

221,970,112

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,962)	629,156,343
Foreign currencies	421,063

629,577,406

Net gain (loss) on investment and foreign currency transactions	851,547,518

Net Increase (Decrease) In Net Assets Resulting From Operations	$840,602,354

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	1,387,156	2,509,370	—	32,772	—	—
Shareholder servicing fees	—	—	—	13,109	375	—
Transfer agent’s fees and expenses	435,702	257,841	2,184,528	20,578	718	94,420
Registration fees	22,609	17,401	55,168	5,119	5,118	41,207
Fee waiver and/or expense reimbursement	(436,086)	—	—	(4,090)	(5,219)	—
Distribution fee waiver	(231,193)	—	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund    19

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(10,945,164)	$(26,733,074)
Net realized gain (loss) on investment and foreign currency transactions	221,970,112	(808,527,502)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	629,577,406	(2,955,467,565)

Net increase (decrease) in net assets resulting from operations	840,602,354	(3,790,728,141)

Dividends and Distributions
Distributions from distributable earnings
Class A	—	(71,122,560)
Class C	—	(47,133,586)
Class Z	—	(420,099,934)
Class R2	—	(1,885,487)
Class R4	—	(31,140)
Class R6	—	(290,482,018)

	—	(830,754,725)

Tax return of capital distributions
Class A	—	(35,800)
Class C	—	(23,725)
Class Z	—	(211,460)
Class R2	—	(949)
Class R4	—	(16)
Class R6	—	(146,216)

	—	(418,166)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,201,970,353	1,698,275,216
Net asset value of shares issued in reinvestment of dividends and distributions	—	818,705,147
Cost of shares purchased	(1,477,592,274)	(2,777,192,591)

Net increase (decrease) in net assets from Fund share transactions	(275,621,921)	(260,212,228)

Total increase (decrease)	564,980,433	(4,882,113,260)

Net Assets:

Beginning of year	4,527,749,870	9,409,863,130

End of year	$5,092,730,303	$4,527,749,870

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.60	$52.15		$38.50	$24.58	$21.47
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.19)		(0.37)	(0.22)	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.67	(19.72)		14.76	14.14	3.22
Total from investment operations	5.56	(19.91)		14.39	13.92	3.11
Less Dividends and Distributions:
Tax return of capital distributions	-	(-	)(b)	-	-	-
Distributions from net realized gains	-	(4.64)		(0.74)	-	-
Total dividends and distributions	-	(4.64)		(0.74)	-	-
Net asset value, end of year	$33.16	$27.60		$52.15	$38.50	$24.58
Total Return(c):	20.11%	(41.69)%		37.75%	56.63%	14.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$464,837	$428,097		$797,091	$494,173	$236,118
Average net assets (000)	$462,385	$568,379		$684,569	$344,283	$205,653
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%		1.08%	1.08%	1.08%
Expenses before waivers and/or expense reimbursement	1.22%	1.22%		1.21%	1.24%	1.28%
Net investment income (loss)	(0.34)%	(0.53)%		(0.80)%	(0.69)%	(0.45)%
Portfolio turnover rate(e)	75%	84%		62%	57%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund    21

Financial Highlights (continued)

Class C Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$25.12	$48.27		$35.98	$23.16	$20.41
Income (loss) from investment operations:
Net investment income (loss)	(0.34)	(0.45)		(0.70)	(0.45)	(0.29)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.14	(18.06)		13.73	13.27	3.04
Total from investment operations	4.80	(18.51)		13.03	12.82	2.75
Less Dividends and Distributions:
Tax return of capital distributions	-	(-	)(b)	-	-	-
Distributions from net realized gains	-	(4.64)		(0.74)	-	-
Total dividends and distributions	-	(4.64)		(0.74)	-	-
Net asset value, end of year	$29.92	$25.12		$48.27	$35.98	$23.16
Total Return(c):	19.11%	(42.19)%		36.63%	55.31%	13.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$245,621	$238,329		$496,435	$364,557	$211,290
Average net assets (000)	$250,937	$333,018		$449,870	$279,272	$198,518
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.94%	1.93%		1.91%	1.93%	1.94%
Expenses before waivers and/or expense reimbursement	1.94%	1.93%		1.91%	1.93%	1.97%
Net investment income (loss)	(1.19)%	(1.38)%		(1.62)%	(1.53)%	(1.31)%
Portfolio turnover rate(e)	75%	84%		62%	57%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$28.29	$53.25		$39.24	$25.01	$21.82
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.14)		(0.30)	(0.17)	(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.80	(20.18)		15.05	14.40	3.26
Total from investment operations	5.74	(20.32)		14.75	14.23	3.19
Less Dividends and Distributions:
Tax return of capital distributions	-	(-	)(b)	-	-	-
Distributions from net realized gains	-	(4.64)		(0.74)	-	-
Total dividends and distributions	-	(4.64)		(0.74)	-	-
Net asset value, end of year	$34.03	$28.29		$53.25	$39.24	$25.01
Total Return(c):	20.29%	(41.59)%		37.96%	56.90%	14.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,250,783	$2,073,103		$4,792,805	$3,390,006	$1,466,571
Average net assets (000)	$2,168,204	$3,132,931		$4,303,934	$2,338,060	$1,228,375
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%		0.92%	0.93%	0.94%
Expenses before waivers and/or expense reimbursement	0.93%	0.93%		0.92%	0.93%	0.96%
Net investment income (loss)	(0.19)%	(0.39)%		(0.64)%	(0.54)%	(0.31)%
Portfolio turnover rate(e)	75%	84%		62%	57%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund    23

Financial Highlights (continued)

Class R2 Shares
	Year Ended October 31,					December 27, 2018(a) through October 31,
	2023	2022		2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$27.94	$52.86		$39.10	$25.02	$20.59

Income (loss) from investment operations:

Net investment income (loss)	(0.19)	(0.28)		(0.48)	(0.31)	(0.12)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.73	(20.00)		14.98	14.39	4.55

Total from investment operations	5.54	(20.28)		14.50	14.08	4.43

Less Dividends and Distributions:

Tax return of capital distributions	-	(-	)(c)	-	-	-

Distributions from net realized gains	-	(4.64)		(0.74)	-	-

Total dividends and distributions	-	(4.64)		(0.74)	-	-

Net asset value, end of period	$33.48	$27.94		$52.86	$39.10	$25.02

Total Return(d):	19.79%	(41.85)%		37.45%	56.27%	21.52%

Ratios/Supplemental Data:

Net assets, end of period (000)	$13,341	$11,838		$21,615	$377	$12

Average net assets (000)	$13,109	$15,315		$12,667	$221	$13

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.34%	1.34%		1.34%	1.33%	1.34	%(f)

Expenses before waivers and/or expense reimbursement	1.37%	1.38%		1.39%	7.68%	216.05	%(f)

Net investment income (loss)	(0.60)%	(0.79)%		(1.00)%	(0.92)%	(0.58	)%(f)

Portfolio turnover rate(g)	75%	84%		62%	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R4 Shares
	Year Ended October 31,					December 27, 2018(a) through October 31,
	2023	2022		2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$28.26	$53.27		$39.31	$25.08	$20.59

Income (loss) from investment operations:

Net investment income (loss)	(0.12)	(0.18)		(0.37)	(0.19)	(0.10)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.80	(20.19)		15.07	14.42	4.59

Total from investment operations	5.68	(20.37)		14.70	14.23	4.49

Less Dividends and Distributions:

Tax return of capital distributions	-	(-	)(c)	-	-	-

Distributions from net realized gains	-	(4.64)		(0.74)	-	-

Total dividends and distributions	-	(4.64)		(0.74)	-	-

Net asset value, end of period	$33.94	$28.26		$53.27	$39.31	$25.08

Total Return(d):	20.06%	(41.68)%		37.76%	56.74%	21.81%

Ratios/Supplemental Data:

Net assets, end of period (000)	$402	$310		$332	$505	$362

Average net assets (000)	$375	$318		$696	$433	$122

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.09%	1.09%		1.06%	1.02%	0.97	%(f)

Expenses before waivers and/or expense reimbursement	2.48%	3.42%		2.18%	4.28%	23.67	%(f)

Net investment income (loss)	(0.36)%	(0.51)%		(0.78)%	(0.60)%	(0.46	)%(f)

Portfolio turnover rate(g)	75%	84%		62%	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund    25

Financial Highlights (continued)

Class R6 Shares

	Year Ended October 31,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$28.52	$53.60		$39.46	$25.13	$21.90
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.10)		(0.26)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.85	(20.34)		15.14	14.48	3.29
Total from investment operations	5.82	(20.44)		14.88	14.33	3.23
Less Dividends and Distributions:
Tax return of capital distributions	-	(-	)(b)	-	-	-
Distributions from net realized gains	-	(4.64)		(0.74)	-	-
Total dividends and distributions	-	(4.64)		(0.74)	-	-
Net asset value, end of year	$34.34	$28.52		$53.60	$39.46	$25.13
Total Return(c):	20.41%	(41.54)%		38.08%	57.02%	14.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,117,746	$1,776,074		$3,301,585	$1,803,620	$641,419
Average net assets (000)	$2,002,806	$2,401,595		$2,690,566	$1,074,262	$448,178
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%		0.83%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement	0.83%	0.83%		0.83%	0.84%	0.87%
Net investment income (loss)	(0.10)%	(0.28)%		(0.54)%	(0.46)%	(0.23)%
Portfolio turnover rate(e)	75%	84%		62%	57%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Global Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison Global Opportunities Fund    27

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

28

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover

PGIM Jennison Global Opportunities Fund    29

Notes to Financial Statements (continued)

the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based

30

upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

PGIM Jennison Global Opportunities Fund    31

Notes to Financial Statements (continued)

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.825% up to $1 billion of the Fund’s average daily net assets;	0.805%
0.800% over $1 billion to $5 billion of the Fund’s average daily net assets;
0.780% over $5 billion of the Fund’s average daily net assets.

The Manager has contractually agreed, through February 28, 2025, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waivers exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Fund Expense Limitation*	Class Expense Limitation
A	0.84%	1.08%
C	0.84	—
Z	0.84	—
R2	0.84	1.34	**
R4	0.84	1.09	**
R6	0.84	—

*Expense limitation excludes distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

**Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

32

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.25%	N/A	%
C	1.00	1.00	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$675,741	$2,324
C	—	15,566

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Jennison Global Opportunities Fund    33

Notes to Financial Statements (continued)

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$3,627,743,622	$3,693,455,822

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

34

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$1,266,262,533	$1,225,187,731	$ —	$ —	$41,074,802	41,074,802	$2,530,155

PGIM Institutional Money Market Fund (1)(b)(wb)
215,395,369	2,089,695,180	2,202,976,563	3,962	63,640	102,181,588	102,232,704	1,150,873(2)
$215,395,369	$3,355,957,713	$3,428,164,294	$3,962	$63,640	$143,256,390		$3,681,028

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustment was due to a net operating loss.

For the year ended October 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$2,496,354	$(2,496,354)

For the year ended October 31, 2023, there were no distributions paid by the Fund.

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$57,821,230	$772,933,495	$418,166	$831,172,891

As of October 31, 2023, there were no accumulated undistributed earnings on a tax basis.

PGIM Jennison Global Opportunities Fund    35

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,944,308,787	$1,431,960,100	$(151,580,030)	$1,280,380,070

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$557,387,000	$214,832,000

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (October 31, 2024).

Qualified Late-Year Losses	Post-October Capital Losses
$9,864,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis

36

approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 3,450,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	150,000,000
C	100,000,000
Z	2,000,000,000
R2	100,000,000
R4	100,000,000
R6	1,000,000,000

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	45,919	0.1%
R2	543	0.1
R4	543	4.6

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	69.7

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	1,380,152	$44,453,275
Shares purchased	(3,160,104)	(98,601,525)
Net increase (decrease) in shares outstanding before conversion	(1,779,952)	(54,148,250)
Shares issued upon conversion from other share class(es)	682,929	21,909,549
Shares purchased upon conversion into other share class(es)	(391,985)	(12,399,520)
Net increase (decrease) in shares outstanding	(1,489,008)	$(44,638,221)

PGIM Jennison Global Opportunities Fund    37

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	2,437,561	$87,742,751
Shares issued in reinvestment of dividends and distributions	1,531,839	69,897,795
Shares purchased	(4,025,343)	(137,018,440)
Net increase (decrease) in shares outstanding before conversion	(55,943)	20,622,106
Shares issued upon conversion from other share class(es)	794,706	29,615,720
Shares purchased upon conversion into other share class(es)	(515,018)	(18,642,964)
Net increase (decrease) in shares outstanding	223,745	$31,594,862

Class C
Year ended October 31, 2023:
Shares sold	748,163	$21,825,781
Shares purchased	(1,472,013)	(41,553,603)
Net increase (decrease) in shares outstanding before conversion	(723,850)	(19,727,822)
Shares issued upon conversion from other share class(es)	1,545	50,414
Shares purchased upon conversion into other share class(es)	(554,777)	(16,007,168)
Net increase (decrease) in shares outstanding	(1,277,082)	$(35,684,576)

Year ended October 31, 2022:
Shares sold	1,076,874	$36,143,113
Shares issued in reinvestment of dividends and distributions	1,111,201	46,503,742
Shares purchased	(2,117,875)	(65,859,606)
Net increase (decrease) in shares outstanding before conversion	70,200	16,787,249
Shares purchased upon conversion into other share class(es)	(868,686)	(29,829,616)
Net increase (decrease) in shares outstanding	(798,486)	$(13,042,367)

Class Z
Year ended October 31, 2023:
Shares sold	16,570,207	$547,854,907
Shares purchased	(23,650,774)	(740,039,391)
Net increase (decrease) in shares outstanding before conversion	(7,080,567)	(192,184,484)
Shares issued upon conversion from other share class(es)	640,282	20,925,786
Shares purchased upon conversion into other share class(es)	(701,564)	(23,635,892)
Net increase (decrease) in shares outstanding	(7,141,849)	$(194,894,590)

38

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	24,079,983	$892,122,293
Shares issued in reinvestment of dividends and distributions	8,798,903	410,908,760
Shares purchased	(50,050,741)	(1,746,002,720)
Net increase (decrease) in shares outstanding before conversion	(17,171,855)	(442,971,667)
Shares issued upon conversion from other share class(es)	816,866	30,109,990
Shares purchased upon conversion into other share class(es)	(370,962)	(13,277,879)
Net increase (decrease) in shares outstanding	(16,725,951)	$(426,139,556)

Class R2
Year ended October 31, 2023:
Shares sold	30,797	$1,014,673
Shares purchased	(55,916)	(1,775,908)
Net increase (decrease) in shares outstanding	(25,119)	$(761,235)

Year ended October 31, 2022:
Shares sold	36,394	$1,279,903
Shares issued in reinvestment of dividends and distributions	40,744	1,886,436
Shares purchased	(62,443)	(2,192,717)
Net increase (decrease) in shares outstanding	14,695	$973,622

Class R4
Year ended October 31, 2023:
Shares sold	1,829	$58,704
Shares purchased	(950)	(31,293)
Net increase (decrease) in shares outstanding	879	$27,411

Year ended October 31, 2022:
Shares sold	4,403	$162,182
Shares issued in reinvestment of dividends and distributions	667	31,156
Shares purchased	(342)	(14,868)
Net increase (decrease) in shares outstanding	4,728	$178,470

Class R6
Year ended October 31, 2023:
Shares sold	17,303,063	$586,763,013
Shares purchased	(18,174,338)	(595,590,554)
Net increase (decrease) in shares outstanding before conversion	(871,275)	(8,827,541)
Shares issued upon conversion from other share class(es)	419,859	14,394,339
Shares purchased upon conversion into other share class(es)	(155,629)	(5,237,508)
Net increase (decrease) in shares outstanding	(607,045)	$329,290

PGIM Jennison Global Opportunities Fund    39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	18,555,279	$680,824,974
Shares issued in reinvestment of dividends and distributions	6,153,853	289,477,258
Shares purchased	(24,091,674)	(826,104,240)
Net increase (decrease) in shares outstanding before conversion	617,458	144,197,992
Shares issued upon conversion from other share class(es)	115,451	4,122,577
Shares purchased upon conversion into other share class(es)	(57,593)	(2,097,828)
Net increase (decrease) in shares outstanding	675,316	$146,222,741

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $496,000, borrowed at a weighted average interest rate of 5.91%. The maximum loan outstanding amount during the period was $496,000. At October 31, 2023,

40

the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

PGIM Jennison Global Opportunities Fund    41

Notes to Financial Statements (continued)

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

42

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability

PGIM Jennison Global Opportunities Fund    43

Notes to Financial Statements (continued)

in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

44

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Global Opportunities Fund    45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison Global Opportunities Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM	Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	2nd Quartile	1st Quartile	1st Quartile

Actual Management Fees: 3rd Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five-, and ten-year periods and underperformed over the one-year period.

•

The Board considered PGIM Investments’ assertions that the Fund’s exposure to secular growth stocks was out of favor, but that PGIM Investments is encouraged by the Fund’s strong longer-term performance over the three-, five- and ten-year periods.

•

The Board noted that, effective July 1, 2022, PGIM Investments contractually amended its management fee schedule to add an additional breakpoint at asset levels above $5 billion. The current contractual fee rate schedule is as follows: 0.825% up to $1 billion; 0.800% from $1 billion up to $5 billion; and 0.780% over $5 billion.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) limits total annual operating expenses at 0.84% for each class of the Fund’s shares, and limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause net annual Fund operating expenses to exceed 1.34% for Class R2 shares or 1.09% for Class R4 shares through February 29, 2024.

•

The Board and PGIM Investments has also agreed to retain the existing contractual expense cap with respect to Class A shares, which (exclusive of certain fees and expenses) limits total annual fund operating expenses to 1.08% for Class A shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R2	R4	R6

NASDAQ	PRJAX	PRJCX	PRJZX	PRJBX	PRJDX	PRJQX

CUSIP	743969719	743969693	743969685	743969438	743969420	743969594

MF214E

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Emerging Markets Equity Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Emerging Markets Equity Opportunities Fund

December 15, 2023

PGIM Jennison Emerging Markets Equity Opportunities Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23
	One Year (%)	Five Years (%)	Since Inception (%)

Class A
(with sales charges)	-5.42	4.11	1.75 (9/16/2014)
(without sales charges)	0.08	5.30	2.39 (9/16/2014)

Class C
(with sales charges)	-1.68	4.51	1.62 (9/16/2014)
(without sales charges)	-0.69	4.51	1.62 (9/16/2014)
Class Z
(without sales charges)	0.32	5.57	2.64 (9/16/2014)

Class R6
(without sales charges)	0.39	5.62	2.67 (9/16/2014)
MSCI Emerging Markets Index
	10.80	1.59	1.37

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class Z shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Emerging Markets Equity Opportunities Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definition

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	6.2%

MakeMyTrip Ltd.	Hotels, Restaurants & Leisure	India	6.2%

XP, Inc. (Class A Stock)	Capital Markets	Brazil	5.2%

MercadoLibre, Inc.	Broadline Retail	Brazil	4.8%

NU Holdings Ltd. (Class A Stock)	Banks	Brazil	4.5%

Mahindra & Mahindra Ltd.	Automobiles	India	3.4%

Varun Beverages Ltd.	Beverages	India	3.3%

KE Holdings, Inc., ADR	Real Estate Management & Development	China	3.3%

PDD Holdings, Inc., ADR	Broadline Retail	China	3.0%

Kanzhun Ltd., ADR	Interactive Media & Services	China	2.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Emerging Markets Equity Opportunities Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Emerging Markets Equity Opportunities Fund’s Class Z shares returned 0.32% in the 12-month reporting period that ended October 31, 2023, underperforming the 10.80% return of the MSCI Emerging Markets Index (the Index).

What were the market conditions?

●	The reporting period was dominated by interest rate hikes by major central banks. The success of this effort to lower inflation, along with clearing of the global supply chain, resilient consumer spending, and most important, healthy corporate earnings, drove solid equity market performance over most of the period.

●	In the last three months of the period, however, market sentiment turned negative due to sustained upward pressure on interest rates and geopolitical instability—including the tragic events in the Middle East.

●	From January 2023 through the end of the period, equity market performance in China (the second-largest economy globally and the largest emerging-markets economy) declined substantially from early 2023 highs, despite the discontinuance of the country’s zero-COVID-19 policy and the reopening of its economy. However, near the end of the period, China’s market stabilized in response to policy support announcements from the central government.

●	Within the Index, the communication services, information technology, consumer discretionary, energy, and real estate sectors all outperformed the return of the overall Index. The utilities and materials sectors lost ground during the period. With respect to the Index’s largest country weights, China, Taiwan, and Korea posted solid gains, while Indonesia and Thailand declined.

What worked?

●	Despite disappointing performance for the period, there were several holdings that performed well, including MakeMyTrip Ltd., XP Inc., Aspeed Technology Inc., Hong Kong Exchanges & Clearing Ltd., and NU Holdings Ltd.

●	Shares in MakeMyTrip (consumer discretionary), India’s largest online travel agency, delivered broad-based growth, with all segments recovering to pre-pandemic levels.

●	Shares in XP (financials), the largest investment platform in Brazil, benefited from the company’s growth in assets and lower expenses. Jennison believes XP is well positioned to capture market share in growing investment trends. As of the end of the period, shares still traded at a very attractive valuation.

●	Shares of Aspeed Technology (information technology), a Taiwanese designer of integrated circuits, rose on signs that the cycle for the data center semiconductor chip segment may be bottoming. Jennison expects strong top-line/bottom-line growth from the company, driven by new projects and market share gains.

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●	Hong Kong Exchanges & Clearing (financials) operates a range of equity, commodity, fixed income, and currency markets. Shares benefited from expectations that the company will return to strong top- and bottom-line growth after a period of slow activity. Jennison views the company as a high-quality/high-margin business that generates significant cash flow.

●	Shares in NU Holdings, another Brazilian financials company, benefited from healthy growth metrics, including client adds, accelerating personal loan origination, and credit card market-share gains.

What didn’t work?

●	Stock selection in the consumer discretionary, industrials, healthcare, and communication services sectors were the most substantial detractors from relative performance during the reporting period.

●	The most consequential individual detractors were diversified across sectors and included Samsung SDI Co., Ltd., Jiumaojiu International Holdings Ltd., B3 S.A. – Brasil, Bolsa, Balcão, East Money Information Co., Ltd., and Hangzhou Tigermed Consulting Co., Ltd.

●	Shares in Samsung SDI (information technology), a South Korean electric vehicle battery company, declined on concerns of slowing growth. In Jennison’s view, the company’s longer-term prospects remain attractive given its technology leadership and capacity growth potential in the US.

●	Shares of Jiumaojiu International (consumer discretionary), a Chinese catering group, fell on disappointing 2022 results. Although the company should be a beneficiary of the post-pandemic reopening in China with opportunities for multi-brand expansion, Jennison eliminated the position during the reporting period.

●	Shares of B3, a Brazil-based financial market infrastructure provider, declined in early 2023 on lower revenue from equities and pressures from non-core expenses. Shares recovered from April through July, then fell again from August through the end of the period on weaker-than-expected earnings. Jennison favors the company’s strategy of continuing to invest in innovation and launching new products in capital markets, as well its initial progress in operating in new markets and expanding revenue streams.

●	In addition to being the largest discount broker in China, East Money Information (financials) provides web-based financial and stock information. The timing of the Fund’s sale and repurchase of the stock detracted from relative returns in aggregate during the period. The company is gaining market share and is listed on the Chinese A-share market.

●	Hangzhou Tigermed Consulting (healthcare), a contract research organization in China, missed profit expectations in the fourth quarter of 2022, and the Fund’s position was sold during the reporting period.

PGIM Jennison Emerging Markets Equity Opportunities Fund    9

Strategy and Performance Overview*  (continued)

Current outlook

●	While economic growth in developed markets is slowing, emerging-markets economic growth is starting to advance, driven by more than just China. Jennison believes India remains well positioned to capitalize on its burgeoning middle class, while Indonesia’s growth prospects are also improving. In Jennison’s view, growth prospects in Latin America have improved as well in response to nearshoring (operations are moved from business overseas to a neighboring or nearby country, usually within the same region or continent) trends and an increase in foreign direct investment as companies adjust their global supply-chain strategies.

●	Jennison also expects earnings growth in emerging markets to outpace that of developed markets, driven by the trends outlined above.

●	Emerging markets’ overall valuation discounts are much wider than their long-term averages relative to developed markets and US equities.

●	Jennison remains vigilant in evaluating the investment landscape against a mixed geopolitical and economic backdrop, while continuing to focus on companies with the ability to innovate, invest, and grow through various macroeconomic environments.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Emerging Markets Equity Opportunities Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Emerging Markets Equity Opportunities Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,018.90	1.30%	$ 6.62

	Hypothetical	$1,000.00	$1,018.65	1.30%	$ 6.61

Class C	Actual	$1,000.00	$1,014.90	2.05%	$10.41

	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Z	Actual	$1,000.00	$1,020.10	1.05%	$ 5.35

	Hypothetical	$1,000.00	$1,019.91	1.05%	$ 5.35

Class R6	Actual	$1,000.00	$1,020.90	0.98%	$ 4.99

	Hypothetical	$1,000.00	$1,020.27	0.98%	$ 4.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Brazil 15.5%

B3 SA - Brasil Bolsa Balcao	2,496,641	$5,521,406
MercadoLibre, Inc.*	20,257	25,133,670
NU Holdings Ltd. (Class A Stock)*	2,854,673	23,408,318
XP, Inc. (Class A Stock)	1,357,198	27,143,960

		81,207,354

China 22.0%
Airtac International Group	294,829	9,693,269
Alibaba Group Holding Ltd., ADR*	87,953	7,259,641
Baidu, Inc., ADR*	46,034	4,833,570
BYD Co. Ltd. (Class H Stock)	330,738	10,057,785
East Money Information Co. Ltd. (Class A Stock)	5,049,951	10,502,081
Estun Automation Co. Ltd. (Class A Stock)	2,946,846	7,553,808
Kanzhun Ltd., ADR*	1,027,878	15,212,594
KE Holdings, Inc., ADR	1,161,694	17,088,519
Kweichow Moutai Co. Ltd. (Class A Stock)	31,998	7,344,874
PDD Holdings, Inc., ADR*	155,528	15,773,650
Zhejiang Sanhua Intelligent Controls Co. Ltd. (Class A Stock)	2,770,902	10,107,595

		115,427,386

Hong Kong 1.7%

Hong Kong Exchanges & Clearing Ltd.	249,683	8,734,574

India 21.0%
Devyani International Ltd.*	6,092,439	13,161,153
HDFC Bank Ltd., ADR	86,831	4,910,293
KPIT Technologies Ltd.	884,705	12,944,908
Mahindra & Mahindra Ltd.	1,022,454	17,918,795
MakeMyTrip Ltd.*	842,468	32,628,786
Max Healthcare Institute Ltd.	1,656,927	11,421,803
Varun Beverages Ltd.	1,589,305	17,347,006

		110,332,744

Indonesia 6.1%

Bank Central Asia Tbk PT	22,705,415	12,508,882

Bank Mandiri Persero Tbk PT	30,848,432	11,020,668
Sumber Alfaria Trijaya Tbk PT	46,114,797	8,392,741

		31,922,291

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Mexico 0.9%

Corp. Inmobiliaria Vesta SAB de CV, ADR	155,273	$4,881,783

South Korea 7.8%

Coupang, Inc.*	582,141	9,896,397
Orion Corp.	67,104	5,939,049
Samsung Electronics Co. Ltd.	192,295	9,571,460
Samsung SDI Co. Ltd.	31,724	10,044,924
SK Hynix, Inc.	63,365	5,502,751

		40,954,581

Taiwan 21.0%

Alchip Technologies Ltd.	168,974	13,858,636

ASPEED Technology, Inc.	188,251	15,044,588

Chroma ATE, Inc.	704,642	4,761,689

eMemory Technology, Inc.	192,019	12,030,268

Global Unichip Corp.	289,589	12,942,610

Taiwan Semiconductor Manufacturing Co. Ltd.	605,047	9,881,942

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	378,492	32,667,644
United Microelectronics Corp.	6,170,064	8,873,257

		110,060,634

Thailand 2.0%
Bumrungrad Hospital PCL	1,422,591	10,281,780

TOTAL LONG-TERM INVESTMENTS (cost $452,207,942)		513,803,127

SHORT-TERM INVESTMENTS 1.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	8,412,248	8,412,248
PGIM Institutional Money Market Fund(wb)	17,079	17,071

TOTAL SHORT-TERM INVESTMENTS (cost $8,429,309)		8,429,319

TOTAL INVESTMENTS 99.6% (cost $460,637,251)		522,232,446

Other assets in excess of liabilities 0.4%		2,016,427

NET ASSETS 100.0%		$524,248,873

See Notes to Financial Statements.

14

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$81,207,354	$—	$—
China	60,167,974	55,259,412	—
Hong Kong	—	8,734,574	—
India	37,539,079	72,793,665	—
Indonesia	—	31,922,291	—
Mexico	4,881,783	—	—
South Korea	9,896,397	31,058,184	—
Taiwan	32,667,644	77,392,990	—
Thailand	—	10,281,780	—
Short-Term Investments
Affiliated Mutual Funds	8,429,319	—	—

Total	$234,789,550	$287,442,896	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Semiconductors & Semiconductor Equipment	21.2%
Broadline Retail	11.1
Capital Markets	9.9
Banks	9.9
Hotels, Restaurants & Leisure	8.7

Automobiles	5.3%
Machinery	5.2
Beverages	4.7
Real Estate Management & Development	4.2
Health Care Providers & Services	4.2

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Industry Classification (continued):

Interactive Media & Services	3.8%
Electronic Equipment, Instruments & Components	2.8
Software	2.5
Technology Hardware, Storage & Peripherals	1.8
Affiliated Mutual Funds	1.6
Consumer Staples Distribution & Retail	1.6

Food Products	1.1%

99.6
Other assets in excess of liabilities	0.4

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $452,207,942)	$513,803,127
Affiliated investments (cost $8,429,309)	8,429,319
Foreign currency, at value (cost $1,804,940)	1,804,776
Receivable for investments sold	1,634,975
Receivable for Fund shares sold	1,061,616
Dividends and interest receivable	136,171
Foreign capital gains tax benefit accrued	25,750
Tax reclaim receivable	8,256
Prepaid expenses	3,711

Total Assets	526,907,701

Liabilities

Payable for Fund shares purchased	1,860,482
Management fee payable	488,448
Shareholders’ reports fee payable	97,061
Accrued expenses and other liabilities	88,550
Transfer agent fee payable	62,536
Custodian and accounting fee payable	45,440
Distribution fee payable	8,317
Affiliated transfer agent fee payable	6,570
Directors’ fees payable	1,424

Total Liabilities	2,658,828

Net Assets	$524,248,873

Net assets were comprised of:
Common stock, at par	$414
Paid-in capital in excess of par	1,055,945,937
Total distributable earnings (loss)	(531,697,478)

Net assets, October 31, 2023	$524,248,873

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    17

Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value and redemption price per share,
($24,886,188 ÷ 2,006,536 shares of common stock issued and outstanding)	$12.40
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.12

Class C

Net asset value, offering price and redemption price per share,
($3,140,408 ÷ 271,082 shares of common stock issued and outstanding)	$11.58

Class Z

Net asset value, offering price and redemption price per share,
($249,579,867 ÷ 19,678,019 shares of common stock issued and outstanding)	$12.68

Class R6

Net asset value, offering price and redemption price per share,
($246,642,410 ÷ 19,411,324 shares of common stock issued and outstanding)	$12.71

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,032,769 foreign withholding tax)	$6,471,938
Affiliated dividend income	294,597
Affiliated income from securities lending, net	54,543

Total income	6,821,078

Expenses
Management fee	6,101,595
Distribution fee(a)	120,801
Transfer agent’s fees and expenses (including affiliated expense of $40,617)(a)	562,864
Custodian and accounting fees	242,969
Shareholders’ reports	178,168
Registration fees(a)	93,849
Professional fees	80,643
Audit fee	28,620
SEC registration fees	20,059
Directors’ fees	19,057
Miscellaneous	35,626

Total expenses	7,484,251
Less: Fee waiver and/or expense reimbursement(a)	(797,168)
Distribution fee waiver(a)	(14,033)

Net expenses	6,673,050

Net investment income (loss)	148,028

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $20,131) (net of foreign capital gains taxes $(26,588))	(85,529,015)
Foreign currency transactions	(728,783)

(86,257,798)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,071)) (net of change in foreign capital gains taxes $(260))	92,359,191
Foreign currencies	(3,950)

92,355,241

Net gain (loss) on investment and foreign currency transactions	6,097,443

Net Increase (Decrease) In Net Assets Resulting From Operations	$6,245,471

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	84,199	36,602	—	—
Transfer agent’s fees and expenses	45,161	9,451	483,471	24,781
Registration fees	14,774	13,102	42,385	23,588
Fee waiver and/or expense reimbursement	(57,926)	(22,292)	(499,388)	(217,562)
Distribution fee waiver	(14,033)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    19

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$148,028	$(4,231,862)
Net realized gain (loss) on investment and foreign currency transactions	(86,257,798)	(475,628,433)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	92,355,241	(120,339,843)

Net increase (decrease) in net assets resulting from operations	6,245,471	(600,200,138)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	256,873,979	920,955,434
Cost of shares purchased	(425,226,056)	(644,755,797)

Net increase (decrease) in net assets from Fund share transactions	(168,352,077)	276,199,637

Total increase (decrease)	(162,106,606)	(324,000,501)

Net Assets:

Beginning of year	686,355,479	1,010,355,980

End of year	$524,248,873	$686,355,479

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$12.39		$23.66	$17.66	$12.16	$9.58

Income (loss) from investment operations:

Net investment income (loss)	(0.03	)(b)	(0.12)	(0.23)	(0.14)	(0.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04		(11.15)	6.23	5.64	2.62

Total from investment operations	0.01		(11.27)	6.00	5.50	2.58

Net asset value, end of year	$12.40		$12.39	$23.66	$17.66	$12.16
Total Return(c):	0.08%		(47.63)%	33.98%	45.23%	26.93%

Ratios/Supplemental Data:

Net assets, end of year (000)	$24,886		$28,082	$47,683	$6,144	$3,806

Average net assets (000)	$28,066		$36,017	$26,309	$4,507	$3,074

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.30%		1.30%	1.33%	1.45%	1.45%

Expenses before waivers and/or expense reimbursement	1.56%		1.54%	1.64%	2.61%	3.35%

Net investment income (loss)	(0.23)%		(0.74)%	(0.98)%	(0.99)%	(0.37)%
Portfolio turnover rate(e)	103%		134%	78%	58%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    21

Financial Highlights  (continued)

Class C Shares
	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$11.66		$22.43	$16.88	$11.71	$9.29

Income (loss) from investment operations:

Net investment income (loss)	(0.12	)(b)	(0.23)	(0.39)	(0.23)	(0.11)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04		(10.54)	5.94	5.40	2.53

Total from investment operations	(0.08)		(10.77)	5.55	5.17	2.42

Net asset value, end of year	$11.58		$11.66	$22.43	$16.88	$11.71
Total Return(c):	(0.69)%		(48.02)%	32.96%	44.06%	26.05%

Ratios/Supplemental Data:

Net assets, end of year (000)	$3,140		$3,724	$5,881	$1,563	$1,107

Average net assets (000)	$3,660		$4,938	$4,077	$1,244	$1,438

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	2.05%		2.05%	2.09%	2.20%	2.20%

Expenses before waivers and/or expense reimbursement	2.66%		2.69%	2.65%	4.15%	4.23%

Net investment income (loss)	(0.99)%		(1.48)%	(1.76)%	(1.73)%	(1.05)%
Portfolio turnover rate(e)	103%		134%	78%	58%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$12.64		$24.07	$17.93	$12.31	$9.67

Income (loss) from investment operations:

Net investment income (loss)	-	(b)	(0.08)	(0.17)	(0.13)	(0.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04		(11.35)	6.31	5.75	2.65

Total from investment operations	0.04		(11.43)	6.14	5.62	2.64

Net asset value, end of year	$12.68		$12.64	$24.07	$17.93	$12.31
Total Return(c):	0.32%		(47.49)%	34.24%	45.65%	27.30%

Ratios/Supplemental Data:

Net assets, end of year (000)	$249,580		$393,985	$642,316	$34,993	$2,357

Average net assets (000)	$341,699		$549,186	$293,229	$11,195	$1,866

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.05%		1.05%	1.08%	1.20%	1.20%

Expenses before waivers and/or expense reimbursement	1.20%		1.20%	1.28%	1.93%	3.17%

Net investment income (loss)	-	%(b)	(0.49)%	(0.72)%	(0.83)%	(0.08)%
Portfolio turnover rate(e)	103%		134%	78%	58%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    23

Financial Highlights  (continued)

Class R6 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$12.66	$24.08	$17.93	$12.31	$9.67

Income (loss) from investment operations:

Net investment income (loss)	0.01	(0.07)	(0.15)	(0.10)	(0.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04	(11.35)	6.30	5.72	2.65

Total from investment operations	0.05	(11.42)	6.15	5.62	2.64

Net asset value, end of year	$12.71	$12.66	$24.08	$17.93	$12.31
Total Return(b):	0.39%	(47.43)%	34.30%	45.65%	27.30%

Ratios/Supplemental Data:

Net assets, end of year (000)	$246,642	$260,565	$314,476	$18,340	$12,319

Average net assets (000)	$268,848	$302,211	$121,398	$14,144	$11,249

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.98%	0.98%	1.01%	1.20%	1.20%

Expenses before waivers and/or expense reimbursement	1.06%	1.05%	1.16%	1.80%	2.41%

Net investment income (loss)	0.09%	(0.40)%	(0.62)%	(0.74)%	(0.11)%
Portfolio turnover rate(d)	103%	134%	78%	58%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison Emerging Markets Equity Opportunities Fund    25

Notes to Financial Statements  (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover

PGIM Jennison Emerging Markets Equity Opportunities Fund    27

Notes to Financial Statements  (continued)

the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based

28

upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Emerging Markets Equity Opportunities Fund    29

Notes to Financial Statements  (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.95% of the Fund’s average daily net assets up to and including $5 billion;	0.95%
0.925% of the Fund’s average daily net assets exceeding $5 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.30%
C	2.05
Z	1.05
R6	0.98

30

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$54,567	$ 176
C	—	1,005

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings

PGIM Jennison Emerging Markets Equity Opportunities Fund    31

Notes to Financial Statements (continued)

from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$639,310,370	$754,268,355

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$233,183,699	$224,771,451	$—	$—	$8,412,248	8,412,248	$ 294,597

PGIM Institutional Money Market Fund(1)(wb)
27,122,281	510,540,177	537,660,447	(5,071)	20,131	17,071	17,079	54,543(2)
$27,122,281	$743,723,876	$762,431,898	$(5,071)	$20,131	$8,429,319		$349,140

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the

32

Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustment was due to a net operating loss.

For the year ended October 31, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$3,324,369	$(3,324,369)

For the year ended October 31, 2023, there were no distributions paid by the Fund.

For the year ended October 31, 2022, there were no distributions paid by the Fund.

As of October 31, 2023, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$469,172,889	$96,399,061	$(43,339,504)	$53,059,557

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$584,784,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of

PGIM Jennison Emerging Markets Equity Opportunities Fund    33

Notes to Financial Statements (continued)

1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 865,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	25,000,000
C	65,000,000
Z	300,000,000
T	225,000,000
R6	250,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	76,288	0.4%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	8	91.2

34

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	363,156	$4,692,293
Shares purchased	(645,625)	(8,259,719)
Net increase (decrease) in shares outstanding before conversion	(282,469)	(3,567,426)
Shares issued upon conversion from other share class(es)	40,943	525,720
Shares purchased upon conversion into other share class(es)	(17,846)	(230,995)
Net increase (decrease) in shares outstanding	(259,372)	$(3,272,701)

Year ended October 31, 2022:
Shares sold	1,055,027	$18,358,156
Shares purchased	(743,321)	(12,558,145)
Net increase (decrease) in shares outstanding before conversion	311,706	5,800,011
Shares issued upon conversion from other share class(es)	25,109	378,868
Shares purchased upon conversion into other share class(es)	(86,308)	(1,418,730)
Net increase (decrease) in shares outstanding	250,507	$4,760,149

Class C
Year ended October 31, 2023:
Shares sold	60,381	$736,562
Shares purchased	(85,591)	(1,031,457)
Net increase (decrease) in shares outstanding before conversion	(25,210)	(294,895)
Shares purchased upon conversion into other share class(es)	(23,002)	(278,199)
Net increase (decrease) in shares outstanding	(48,212)	$(573,094)

Year ended October 31, 2022:
Shares sold	161,915	$2,666,741
Shares purchased	(96,511)	(1,384,438)
Net increase (decrease) in shares outstanding before conversion	65,404	1,282,303
Shares purchased upon conversion into other share class(es)	(8,240)	(111,420)
Net increase (decrease) in shares outstanding	57,164	$1,170,883

Class Z
Year ended October 31, 2023:
Shares sold	11,409,752	$150,815,751
Shares purchased	(22,458,380)	(294,535,847)
Net increase (decrease) in shares outstanding before conversion	(11,048,628)	(143,720,096)
Shares issued upon conversion from other share class(es)	67,490	874,907
Shares purchased upon conversion into other share class(es)	(505,193)	(6,826,928)
Net increase (decrease) in shares outstanding	(11,486,331)	$(149,672,117)

PGIM Jennison Emerging Markets Equity Opportunities Fund    35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	34,906,372	$632,098,939
Shares purchased	(30,471,330)	(506,872,022)
Net increase (decrease) in shares outstanding before conversion	4,435,042	125,226,917
Shares issued upon conversion from other share class(es)	76,249	1,312,777
Shares purchased upon conversion into other share class(es)	(26,729)	(438,625)
Net increase (decrease) in shares outstanding	4,484,562	$126,101,069

Class R6
Year ended October 31, 2023:
Shares sold	7,656,472	$100,629,373
Shares purchased	(9,268,913)	(121,399,033)
Net increase (decrease) in shares outstanding before conversion	(1,612,441)	(20,769,660)
Shares issued upon conversion from other share class(es)	486,152	6,589,165
Shares purchased upon conversion into other share class(es)	(50,538)	(653,670)
Net increase (decrease) in shares outstanding	(1,176,827)	$(14,834,165)

Year ended October 31, 2022:
Shares sold	15,203,394	$267,831,598
Shares purchased	(7,690,840)	(123,941,192)
Net increase (decrease) in shares outstanding before conversion	7,512,554	143,890,406
Shares issued upon conversion from other share class(es)	31,732	482,578
Shares purchased upon conversion into other share class(es)	(13,580)	(205,448)
Net increase (decrease) in shares outstanding	7,530,706	$144,167,536

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

36

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 14 days that the Fund had loans outstanding during the period was approximately $2,813,786, borrowed at a weighted average interest rate of 5.83%. The maximum loan outstanding amount during the period was $10,455,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

PGIM Jennison Emerging Markets Equity Opportunities Fund    37

Notes to Financial Statements (continued)

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or

38

restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be

PGIM Jennison Emerging Markets Equity Opportunities Fund    39

Notes to Financial Statements (continued)

significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or

40

conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison Emerging Markets Equity Opportunities Fund    41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Emerging Markets Equity Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Emerging Markets Equity Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Directors (the “Board”) of PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison Emerging Markets Equity Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022. The Board considered that the Fund commenced operations on September 16, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, and underperformed over the one-year period.

●	The Board also noted that the Fund outperformed its benchmark index and peer group median in five out of the seven calendar years since its inception.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 0.98% for Class R6 shares, and 1.05% for Class Z shares through February 29, 2024.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDEAX	PDECX	PDEZX	PDEQX
CUSIP	743969644	743969636	743969610	743969628

MF225E

PGIM JENNISON INTERNATIONAL

OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Opportunities Fund

December 15, 2023

PGIM Jennison International Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	2.91	7.48	5.70	—

(without sales charges)	8.90	8.70	6.30	—

Class C

(with sales charges)	7.02	7.82	5.47	—

(without sales charges)	8.02	7.82	5.47	—

Class R

(without sales charges)	8.51	8.29	N/A	5.05 (11/20/2017)

Class Z

(without sales charges)	9.13	8.91	6.54	—

Class R2

(without sales charges)	8.65	N/A	N/A	10.05 (12/27/2018)

Class R4

(without sales charges)	8.92	N/A	N/A	10.34 (12/27/2018)

Class R6

(without sales charges)	9.20	8.99	N/A	8.28 (12/23/2015)

MSCI All Country World ex-US Index

	12.07	3.46	2.54	—

Average Annual Total Returns as of 10/31/23 Since Inception (%)

	Class R	Class R2, Class R4	Class R6

	(11/20/2017)	(12/27/2018)	(12/23/2015)

MSCI All Country World ex-US Index	1.29	4.37	4.41

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison International Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder services fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

MSCI All Country World ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged, free float-adjusted, market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	7.3%

Ferrari NV	Automobiles	Italy	6.6%

Hermes International SCA	Textiles, Apparel & Luxury Goods	France	5.4%

MercadoLibre, Inc.	Broadline Retail	Brazil	5.2%

L’Oreal SA	Personal Care Products	France	5.1%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	4.6%

ASM International NV	Semiconductors & Semiconductor Equipment	Netherlands	3.4%

LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	3.4%

Compass Group plc	Hotels, Restaurants & Leisure	United Kingdom	3.3%

ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	3.3%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison International Opportunities Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison International Opportunities Fund’s Class Z shares returned 9.13% in the 12-month reporting period that ended October 31, 2023, underperforming the 12.07% return of the MSCI All Country World Ex-US Index (the Index).

What were the market conditions?

●

The past year was dominated by interest rate hikes by major central banks. The success of this effort to lower inflation, along with clearing of the global supply chain, resilient consumer spending, and most important, healthy corporate earnings, drove strong equity market performance over most of the reporting period.

●

In the last three months of the period, however, market sentiment turned negative due to sustained upward pressure on interest rates and geopolitical instability—including the tragic events in the Middle East.

●

Within the Index, all sectors were positive for the period. Information technology, consumer discretionary, industrials, energy, communication services, and financials all performed better than the overall Index.

What worked?

●	Security selection within the healthcare, consumer discretionary, and consumer staples sectors contributed the most to the Fund’s performance relative to the Index during the reporting period.

●	Top contributors, all in the sectors cited above, included Novo Nordisk A/S, Ferrari N.V., Hermès International SCA, LVMH SE, and Brunello Cucinelli S.p.A.

●	Novo Nordisk’s sales of diabetes and weight-loss drugs Ozempic and Wegovy continued to exceed expectations. Supply constraints for Wegovy, in Jennison’s view, are expected to improve.

●

High-end automaker Ferrari continued to benefit from its strong model mix and pricing. Global orders remained at record levels, with delivery times for newly purchased vehicles at more than two years for certain models.

●

Luxury goods maker Hermés benefited from sales strength across regions, as well as the company’s success in passing on price increases. All geographies and categories performed better than expected over most of the period.

●

Luxury goods company LVMH benefited from steady demand, lack of discounting, and market share gains. More recently, shares underperformed due to some concerns regarding slowing sales in high-end luxury.

●

Brunello Cucinelli S.p.A. (consumer discretionary), an Italian high-end apparel and accessories firm, reported solid results in the period. While some concerns over slowing growth in high-end luxury emerged, the company delivered strong sales into period-end. In Jennison’s opinion, the resilience of the company’s fundamentals are likely to continue supporting its top-line outperformance.

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What didn’t work?

●	Security selection within information technology and financials was largely responsible for the Fund’s performance shortfall relative to the Index during the reporting period.

●	Notable underperformers included Atlassian Corp., Samsung SDI Co. Ltd., Lasertec Corp., Advantest Corp., and Hong Kong Exchanges and Clearing Limited.

●

Project management software developer Atlassian reported disappointing results early in the period that highlighted the risks to the company’s new business prospects in a slowing economy. As a result, Jennison eliminated the Fund’s position during the reporting period.

●	Shares in South Korean electric vehicle battery company Samsung SDI declined on concerns of slowing growth. The position was eliminated during the reporting period.

●	Lasertec shares declined due to near-term order weakness, and the position was eliminated during the reporting period.

●

Shares in Japanese specialized semiconductor testing equipment maker Advantest, a recent addition to the Fund, lost ground due to weak semiconductor demand, especially for smart phones. However, AI demand is building, and Jennison believes business should expand, driven by growth in the AI chip and high-end smartphone markets.

●

Shares in financial exchange company Hong Kong Exchanges and Clearing underperformed despite the company’s solid results. While net profit and investment income were both up, a change in trading fee structure negatively affected fee income.

Current outlook

●	Sentiment in the near term is clouded by monetary policy and economic growth uncertainties that will likely remain into year-end.

●

Consumers, facing less robust prospects overall, are beginning to show stress—primarily at lower income levels. In Jennison’s opinion, Fund holdings most directly tied to high-end consumer spending remain best positioned to take wallet share and grow revenues and profits on a multi-year basis.

●

Additionally, the broad categories of cloud adoption, data mining, and analytics are still in nascent development. Adoption of generative-AI capabilities remain at the forefront of Jennison’s longer-term investment plans across a wide range of industries.

●

Jennison remains vigilant in evaluating the investment landscape against a mixed political and economic backdrop, while continuing to focus on companies with the ability to innovate, invest, and grow through various macroeconomic environments.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based

PGIM Jennison International Opportunities Fund	9

Strategy and Performance Overview* (continued)

on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison International Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Opportunities Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 899.90	1.09%	$5.22
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

Class C	Actual	$1,000.00	$ 895.90	1.90%	$9.08
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class R	Actual	$1,000.00	$ 898.40	1.47%	$7.03
	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

Class Z	Actual	$1,000.00	$ 900.70	0.90%	$4.31
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Class R2	Actual	$1,000.00	$ 898.90	1.34%	$6.41
	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

Class R4	Actual	$1,000.00	$ 899.70	1.09%	$5.22
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

Class R6	Actual	$1,000.00	$ 901.00	0.84%	$4.02
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 96.3%

COMMON STOCKS 95.6%

Brazil 8.3%
MercadoLibre, Inc.*	172,696	$214,270,835
NU Holdings Ltd. (Class A Stock)*	15,481,499	126,948,292

		341,219,127

Denmark 7.3%
Novo Nordisk A/S (Class B Stock)	3,130,266	301,996,281

France 20.8%
Dassault Systemes SE	2,373,016	97,752,527
Hermes International SCA	118,439	220,986,546
L’Oreal SA	502,851	211,363,721
LVMH Moet Hennessy Louis Vuitton SE	193,100	138,246,194
Pernod Ricard SA	353,492	62,771,841
Safran SA	814,190	127,192,392

		858,313,221

Hong Kong 1.1%
Hong Kong Exchanges & Clearing Ltd.	1,255,539	43,922,085

India 2.3%
HDFC Bank Ltd., ADR	1,663,374	94,063,800

Indonesia 1.7%
Bank Central Asia Tbk PT	128,182,925	70,618,621

Israel 1.4%
Mobileye Global, Inc. (Class A Stock)*(a)	1,662,949	59,317,391

Italy 10.5%
Brunello Cucinelli SpA	1,426,071	114,709,934
Ferrari NV	900,636	272,626,110
Moncler SpA	879,495	45,678,486

		433,014,530

Japan 4.3%
Advantest Corp.	2,569,231	66,179,886
Keyence Corp.	282,818	109,484,141

		175,664,027

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Netherlands 9.0%
Argenx SE, ADR*	196,723	$92,375,219
ASM International NV	341,433	140,902,558
ASML Holding NV	226,826	136,349,739

		369,627,516

Spain 3.2%
Industria de Diseno Textil SA(a)	3,840,668	132,572,087

Sweden 2.0%
Atlas Copco AB (Class A Stock)	6,228,601	80,654,289

Switzerland 1.5%
On Holding AG (Class A Stock)*(a)	2,494,733	64,039,796

Taiwan 5.8%
Global Unichip Corp.	1,083,558	48,427,492
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,195,266	189,473,409

		237,900,901

United Kingdom 8.5%
Ashtead Group PLC	1,575,509	90,359,391
AstraZeneca PLC	992,012	124,203,625
Compass Group PLC	5,448,936	137,375,231

		351,938,247

United States 7.9%
CyberArk Software Ltd.*	375,467	61,441,420
Globant SA*	274,571	46,756,695
Lululemon Athletica, Inc.*	274,045	107,831,227
Schneider Electric SE	721,871	111,065,104

		327,094,446

TOTAL COMMON STOCKS
(cost $3,386,495,006)		3,941,956,365

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCK 0.7%

Germany
Dr. Ing. h.c. F. Porsche AG (PRFC), 144A
(cost $31,513,392)	354,351	$31,057,110

TOTAL LONG-TERM INVESTMENTS
(cost $3,418,008,398)		3,973,013,475

SHORT-TERM INVESTMENTS 8.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	122,656,274	122,656,274
PGIM Institutional Money Market Fund
(cost $210,570,354; includes $209,891,572 of cash collateral for securities on loan)(b)(wb)	210,696,049	210,590,701

TOTAL SHORT-TERM INVESTMENTS
(cost $333,226,628)		333,246,975

TOTAL INVESTMENTS 104.4%
(cost $3,751,235,026)		4,306,260,450
Liabilities in excess of other assets (4.4)%		(181,854,724)

NET ASSETS 100.0%		$4,124,405,726

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

PRFC—Preference Shares

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $203,411,868; cash collateral of $209,891,572 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$341,219,127	$—	$—
Denmark	—	301,996,281	—
France	—	858,313,221	—
Hong Kong	—	43,922,085	—
India	94,063,800	—	—
Indonesia	—	70,618,621	—
Israel	59,317,391	—	—
Italy	—	433,014,530	—
Japan	—	175,664,027	—
Netherlands	92,375,219	277,252,297	—
Spain	—	132,572,087	—
Sweden	—	80,654,289	—
Switzerland	64,039,796	—	—
Taiwan	189,473,409	48,427,492	—
United Kingdom	—	351,938,247	—
United States	216,029,342	111,065,104	—
Preferred Stock
Germany	—	31,057,110	—
Short-Term Investments
Affiliated Mutual Funds	333,246,975	—	—

Total	$1,389,765,059	$2,916,495,391	$—

See Notes to Financial Statements.

16

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Textiles, Apparel & Luxury Goods	16.7%
Semiconductors & Semiconductor Equipment	14.1
Pharmaceuticals	10.3
Affiliated Mutual Funds (5.1% represents investments purchased with collateral from securities on loan)	8.1
Automobiles	7.3
Banks	7.1
Broadline Retail	5.2
Personal Care Products	5.1
Software	3.9
Hotels, Restaurants & Leisure	3.3
Specialty Retail	3.2
Aerospace & Defense	3.1
Electrical Equipment	2.7

Electronic Equipment, Instruments & Components	2.7%
Biotechnology	2.3
Trading Companies & Distributors	2.2
Machinery	2.0
Beverages	1.5
Automobile Components	1.4
IT Services	1.1
Capital Markets	1.1

104.4
Liabilities in excess of other assets	(4.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$203,411,868	$(203,411,868)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $203,411,868:
Unaffiliated investments (cost $3,418,008,398)	$3,973,013,475
Affiliated investments (cost $333,226,628)	333,246,975
Foreign currency, at value (cost $14,792)	14,521
Receivable for investments sold	51,358,470
Receivable for Fund shares sold	11,192,311
Tax reclaim receivable	4,253,397
Dividends receivable	2,454,567
Prepaid expenses and other assets	58,466

Total Assets	4,375,592,182

Liabilities

Payable to broker for collateral for securities on loan	209,891,572
Payable for investments purchased	22,662,531
Payable for Fund shares purchased	14,369,634
Management fee payable	2,660,287
Accrued expenses and other liabilities	1,441,615
Distribution fee payable	137,738
Affiliated transfer agent fee payable	17,724
Directors’ fees payable	5,355

Total Liabilities	251,186,456

Net Assets	$4,124,405,726

Net assets were comprised of:
Common stock, at par	$ 1,687
Paid-in capital in excess of par	4,980,759,142
Total distributable earnings (loss)	(856,355,103)

Net assets, October 31, 2023	$4,124,405,726

See Notes to Financial Statements.

18

Class A

Net asset value and redemption price per share, ($102,498,747 ÷ 4,271,884 shares of common stock issued and outstanding)	$23.99
Maximum sales charge (5.50% of offering price)	1.40

Maximum offering price to public	$25.39

Class C
Net asset value, offering price and redemption price per share, ($22,578,798 ÷ 1,028,524 shares of common stock issued and outstanding)	$21.95

Class R
Net asset value, offering price and redemption price per share, ($218,828,425 ÷ 9,273,373 shares of common stock issued and outstanding)	$23.60

Class Z
Net asset value, offering price and redemption price per share, ($2,332,760,691 ÷ 95,230,259 shares of common stock issued and outstanding)	$24.50

Class R2
Net asset value, offering price and redemption price per share, ($11,710,230 ÷ 487,920 shares of common stock issued and outstanding)	$24.00

Class R4
Net asset value, offering price and redemption price per share, ($9,810,743 ÷ 403,715 shares of common stock issued and outstanding)	$24.30

Class R6
Net asset value, offering price and redemption price per share, ($1,426,218,092 ÷ 58,050,366 shares of common stock issued and outstanding)	$24.57

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $5,601,430 foreign withholding tax)	$42,312,447
Affiliated dividend income	3,869,840
Income from securities lending, net (including affiliated income of $1,192,842)	1,362,871

Total income	47,545,158

Expenses
Management fee	34,454,241
Distribution fee(a)	2,401,156
Shareholder servicing fees(a)	21,665
Transfer agent’s fees and expenses (including affiliated expense of $93,398)(a)	3,417,989
Custodian and accounting fees	413,483
Shareholders’ reports	326,404
Registration fees(a)	167,591
Professional fees	96,831
Directors’ fees	71,015
Audit fee	28,620
SEC registration fees	7,322
Miscellaneous	102,163

Total expenses	41,508,480
Less: Fee waiver and/or expense reimbursement(a)	(1,418,989)
Distribution fee waiver(a)	(650,406)

Net expenses	39,439,085

Net investment income (loss)	8,106,073

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $97,662)	(378,037,317)
Foreign currency transactions	(1,761,833)

(379,799,150)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $8,999)	667,750,819
Foreign currencies	390,657

668,141,476

Net gain (loss) on investment and foreign currency transactions	288,342,326

Net Increase (Decrease) In Net Assets Resulting From Operations	$296,448,399

See Notes to Financial Statements.

20

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	343,943	248,384	1,779,245	—	29,584	—	—
Shareholder servicing fees	—	—	—	—	11,833	9,832	—
Transfer agent’s fees and expenses	129,009	28,655	308,803	2,826,645	19,426	15,483	89,968
Registration fees	18,705	11,750	5,253	84,781	4,602	5,967	36,533
Fee waiver and/or expense reimbursement	(136,365)	(23,055)	—	(1,248,705)	(5,122)	(5,742)	—
Distribution fee waiver	(57,324)	—	(593,082)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	21

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,106,073	$(8,021,795)
Net realized gain (loss) on investment and foreign currency transactions	(379,799,150)	(1,020,071,756)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	668,141,476	(1,948,124,913)

Net increase (decrease) in net assets resulting from operations	296,448,399	(2,976,218,464)

Dividends and Distributions
Distributions from distributable earnings
Class A	—	(181,181)
Class C	—	(38,113)
Class R	—	(296,402)
Class Z	—	(3,142,102)
Class R2	—	(11,816)
Class R4	—	(12,841)
Class R6	—	(1,853,539)

	—	(5,535,994)

Tax return of capital distributions
Class A	—	(2,270)
Class C	—	(478)
Class R	—	(3,713)
Class Z	—	(39,364)
Class R2	—	(148)
Class R4	—	(161)
Class R6	—	(23,221)

	—	(69,355)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,730,279,329	3,237,458,222
Net asset value of shares issued in reinvestment of dividends and distributions	—	5,596,238
Cost of shares purchased	(1,558,581,592)	(2,859,687,305)

Net increase (decrease) in net assets from Fund share transactions	171,697,737	383,367,155

Total increase (decrease)	468,146,136	(2,598,456,658)

Net Assets:

Beginning of year	3,656,259,590	6,254,716,248

End of year	$4,124,405,726	$3,656,259,590

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares
	Year Ended October 31,
	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.03	$38.51		$28.14	$19.51	$15.82
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.09)		(0.25)	(0.12)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.95	(16.36)		10.62	8.75	3.68
Total from investment operations	1.96	(16.45)		10.37	8.63	3.69
Less Dividends and Distributions:
Tax return of capital distributions	-	(-	)(b)	-	-	-
Distributions from net realized gains	-	(0.03)		-	-	-
Total dividends and distributions	-	(0.03)		-	-	-
Net asset value, end of year	$23.99	$22.03		$38.51	$28.14	$19.51
Total Return(c):	8.90%	(42.74)%		36.90%	44.11%	23.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$102,499	$105,135		$208,515	$76,093	$26,778
Average net assets (000)	$114,648	$150,632		$142,641	$46,059	$20,599
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.09%		1.09%	1.09%	1.09%
Expenses before waivers and/or expense reimbursement	1.26%	1.27%		1.27%	1.34%	1.46%
Net investment income (loss)	0.03%	(0.34)%		(0.71)%	(0.52)%	0.04%
Portfolio turnover rate(e)	59%	76%		41%	43%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	23

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2023		2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.32		$35.82		$26.38	$18.44	$15.08
Income (loss) from investment operations:
Net investment income (loss)	(0.18	)(b)	(0.30)		(0.50)	(0.29)	(0.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.81		(15.17)		9.94	8.23	3.49
Total from investment operations	1.63		(15.47)		9.44	7.94	3.36
Less Dividends and Distributions:
Tax return of capital distributions	-		(-	)(c)	-	-	-
Distributions from net realized gains	-		(0.03)		-	-	-
Total dividends and distributions	-		(0.03)		-	-	-
Net asset value, end of year	$21.95		$20.32		$35.82	$26.38	$18.44
Total Return(d):	8.02%		(43.22)%		35.84%	43.00%	22.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,579		$22,981		$40,128	$16,411	$5,302
Average net assets (000)	$24,838		$30,780		$28,884	$9,894	$4,683
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.90%		1.90%		1.90%	1.90%	1.91%
Expenses before waivers and/or expense reimbursement	1.99%		2.01%		1.97%	2.15%	2.33%
Net investment income (loss)	(0.79)%		(1.14)%		(1.52)%	(1.32)%	(0.80)%
Portfolio turnover rate(f)	59%		76%		41%	43%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R Shares
	Year Ended October 31,
	2023		2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.75		$38.17		$27.98	$19.48	$15.86
Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(b)	(0.19)		(0.37)	(0.20)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.94		(16.20)		10.56	8.70	3.68
Total from investment operations	1.85		(16.39)		10.19	8.50	3.62
Less Dividends and Distributions:
Tax return of capital distributions	-		(-	)(c)	-	-	-
Distributions from net realized gains	-		(0.03)		-	-	-
Total dividends and distributions	-		(0.03)		-	-	-
Net asset value, end of year	$23.60		$21.75		$38.17	$27.98	$19.48
Total Return(d):	8.51%		(42.97)%		36.42%	43.56%	22.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$218,828		$230,246		$358,284	$291,162	$280,311
Average net assets (000)	$237,233		$269,777		$340,986	$281,238	$278,086
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.46%		1.47%		1.47%	1.47%	1.47%
Expenses before waivers and/or expense reimbursement	1.71%		1.72%		1.72%	1.77%	1.81%
Net investment income (loss)	(0.35)%		(0.70)%		(1.08)%	(0.87)%	(0.36)%
Portfolio turnover rate(f)	59%		76%		41%	43%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	25

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.45	$39.17		$28.56	$19.77	$16.01
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.04)		(0.18)	(0.10)	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	(16.65)		10.79	8.89	3.74
Total from investment operations	2.05	(16.69)		10.61	8.79	3.77
Less Dividends and Distributions:
Dividends from net investment income	-	-		-	-	(0.01)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Distributions from net realized gains	-	(0.03)		-	-	-
Total dividends and distributions	-	(0.03)		-	-	(0.01)
Net asset value, end of year	$24.50	$22.45		$39.17	$28.56	$19.77
Total Return(c):	9.13%	(42.63)%		37.15%	44.46%	23.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,332,761	$1,948,250		$3,481,110	$1,364,899	$208,629
Average net assets (000)	$2,382,104	$2,744,398		$2,452,905	$639,223	$139,982
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%		0.90%	0.90%	0.90%
Expenses before waivers and/or expense reimbursement	0.95%	0.96%		0.94%	0.99%	1.04%
Net investment income (loss)	0.21%	(0.14)%		(0.51)%	(0.38)%	0.15%
Portfolio turnover rate(e)	59%	76%		41%	43%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R2 Shares
	Year Ended October 31,						December 27, 2018(a) through October 31, 2019
	2023		2022		2021	2020
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.09		$38.72		$28.35	$19.70	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(c)	(0.15)		(0.33)	(0.29)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97		(16.45)		10.70	8.94	4.72
Total from investment operations	1.91		(16.60)		10.37	8.65	4.60
Less Dividends and Distributions:
Tax return of capital distributions	-		(-	)(d)	-	-	-
Distributions from net realized gains	-		(0.03)		-	-	-
Total dividends and distributions	-		(0.03)		-	-	-
Net asset value, end of period	$24.00		$22.09		$38.72	$28.35	$19.70
Total Return(e):	8.65%		(42.90)%		36.58%	43.91%	30.46%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,710		$10,579		$13,101	$4,664	$233
Average net assets (000)	$11,833		$11,553		$8,789	$1,557	$44
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.34%		1.34%		1.33%	1.32%	1.26	%(g)
Expenses before waivers and/or expense reimbursement	1.38%		1.41%		1.41%	2.23%	64.97	%(g)
Net investment income (loss)	(0.23)%		(0.55)%		(0.92)%	(1.06)%	(0.76	)%(g)
Portfolio turnover rate(h)	59%		76%		41%	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)	Amount rounds to zero.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	27

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,					December 27, 2018(a) through October 31, 2019
	2023	2022		2021	2020
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.31	$39.01		$28.49	$19.75	$15.10
Income (loss) from investment operations:
Net investment income (loss)	- (c)	(0.09)		(0.25)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.99	(16.58)		10.77	8.85	4.67
Total from investment operations	1.99	(16.67)		10.52	8.74	4.65
Less Dividends and Distributions:
Tax return of capital distributions	-	(-	)(c)	-	-	-
Distributions from net realized gains	-	(0.03)		-	-	-
Total dividends and distributions	-	(0.03)		-	-	-
Net asset value, end of period	$24.30	$22.31		$39.01	$28.49	$19.75
Total Return(d):	8.92%	(42.76)%		36.97%	44.20%	30.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,811	$8,646		$16,892	$1,359	$846
Average net assets (000)	$9,832	$11,164		$11,907	$1,023	$293
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.09%	1.09%		1.08%	1.04%	0.95	%(f)
Expenses before waivers and/or expense reimbursement	1.15%	1.16%		1.14%	2.47%	10.65	%(f)
Net investment income (loss)	0.02%	(0.33)%		(0.69)%	(0.46)%	(0.11	)%(f)
Portfolio turnover rate(g)	59%	76%		41%	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R6 Shares
		Year Ended October 31,
	2023	2022		2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$22.50	$39.24		$28.59	$19.78	$16.02
Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.02)		(0.16)	(0.08)	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.00	(16.69)		10.81	8.89	3.74
Total from investment operations	2.07	(16.71)		10.65	8.81	3.78
Less Dividends and Distributions:
Dividends from net investment income	-	-		-	-	(0.02)
Tax return of capital distributions	-	(-	)(b)	-	-	-
Distributions from net realized gains	-	(0.03)		-	-	-
Total dividends and distributions	-	(0.03)		-	-	(0.02)
Net asset value, end of year	$24.57	$22.50		$39.24	$28.59	$19.78
Total Return(c):	9.20%	(42.61)%		37.25%	44.54%	23.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,426,218	$1,330,422		$2,136,686	$673,736	$101,975
Average net assets (000)	$1,495,043	$1,686,565		$1,445,464	$295,968	$54,900
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%		0.84%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%	0.84%		0.84%	0.91%	0.98%
Net investment income (loss)	0.27%	(0.07)%		(0.46)%	(0.32)%	0.20%
Portfolio turnover rate(e)	59%	76%		41%	43%	53%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	29

Notes to Financial Statements

1.   Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison International Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

30

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison International Opportunities Fund	31

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

32

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Jennison International Opportunities Fund	33

Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

34

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.825% on average daily net assets up to and including $1 billion;	0.806%

0.80% on average daily net assets from $1 billion to

$5 billion; 0.78% on average daily net assets exceeding $5 billion.

The Manager has contractually agreed, through February 28, 2025, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waivers exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Fund Expense Limitation*	Class Expense Limitation
A	0.84%	1.09%
C	0.84	1.90**
R	0.84	1.48**
Z	0.84	0.90**
R2	0.84	1.34***
R4	0.84	1.09***
R6	0.84	0.84**

*Expense limitation excludes distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

**Expense waiver/reimbursement limited to 0.06% on an annualized basis.

***Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund

PGIM Jennison International Opportunities Fund	35

Notes to Financial Statements (continued)

compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.25%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$150,035	$ 726
C	—	4,472

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

36

4.   Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$2,699,139,906	$2,432,725,908

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$1,317,199,716	$1,194,543,442	$ —	$ —	$122,656,274	122,656,274	$3,869,840

PGIM Jennison International Opportunities Fund	37

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wb)
$150,020,337	$1,601,544,973	$1,541,081,270	$8,999	$97,662	$210,590,701	210,696,049	$1,192,842	(2)
$150,020,337	$2,918,744,689	$2,735,624,712	$8,999	$97,662	$333,246,975		$5,062,682

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, there were no distributions paid by the Fund.

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$—	$5,535,994	$69,355	$5,605,349

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$4,519,099	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,804,775,118	$803,070,389	$(301,585,057)	$501,485,332

The difference between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales and corporate spin-off adjustments.

38

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$1,362,377,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Jennison International Opportunities Fund	39

Notes to Financial Statements (continued)

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 3,550,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	150,000,000

C	100,000,000

R	100,000,000

Z	2,000,000,000

R2	100,000,000

R4	100,000,000

R6	1,000,000,000

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	28,259	0.1%
R2	663	0.1
R4	663	0.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	6	78.1

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2023:

Shares sold	928,798	$23,616,317

Shares purchased	(1,447,891)	(36,155,179)

Net increase (decrease) in shares outstanding before conversion	(519,093)	(12,538,862)

Shares issued upon conversion from other share class(es)	287,546	7,259,438

Shares purchased upon conversion into other share class(es)	(269,268)	(6,876,548)

Net increase (decrease) in shares outstanding	(500,815)	$(12,155,972)

40

Share Class	Shares	Amount

Year ended October 31, 2022:

Shares sold	1,863,405	$55,373,880

Shares issued in reinvestment of dividends and distributions	5,200	182,714

Shares purchased	(2,566,608)	(69,034,328)

Net increase (decrease) in shares outstanding before conversion	(698,003)	(13,477,734)

Shares issued upon conversion from other share class(es)	297,066	8,736,406

Shares purchased upon conversion into other share class(es)	(240,270)	(7,536,465)

Net increase (decrease) in shares outstanding	(641,207)	$(12,277,793)

Class C

Year ended October 31, 2023:

Shares sold	187,589	$4,440,068

Shares purchased	(243,289)	(5,598,141)

Net increase (decrease) in shares outstanding before conversion	(55,700)	(1,158,073)

Shares purchased upon conversion into other share class(es)	(46,809)	(1,093,354)

Net increase (decrease) in shares outstanding	(102,509)	$(2,251,427)

Year ended October 31, 2022:

Shares sold	439,161	$12,611,578

Shares issued in reinvestment of dividends and distributions	1,181	38,543

Shares purchased	(381,085)	(9,470,187)

Net increase (decrease) in shares outstanding before conversion	59,257	3,179,934

Shares purchased upon conversion into other share class(es)	(48,581)	(1,296,415)

Net increase (decrease) in shares outstanding	10,676	$1,883,519

Class R

Year ended October 31, 2023:

Shares sold	770,737	$18,505,836

Shares purchased	(2,085,417)	(51,603,399)

Net increase (decrease) in shares outstanding	(1,314,680)	$(33,097,563)

Year ended October 31, 2022:

Shares sold	2,646,941	$70,002,360

Shares issued in reinvestment of dividends and distributions	8,622	300,115

Shares purchased	(1,455,193)	(39,061,923)

Net increase (decrease) in shares outstanding	1,200,370	$31,240,552

Class Z

Year ended October 31, 2023:

Shares sold	47,423,534	$1,228,116,493

Shares purchased	(38,873,083)	(985,909,752)

Net increase (decrease) in shares outstanding before conversion	8,550,451	242,206,741

Shares issued upon conversion from other share class(es)	366,669	9,499,673

Shares purchased upon conversion into other share class(es)	(481,122)	(12,457,578)

Net increase (decrease) in shares outstanding	8,435,998	$239,248,836

PGIM Jennison International Opportunities Fund	41

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:

Shares sold	76,944,814	$2,301,749,213

Shares issued in reinvestment of dividends and distributions	88,911	3,178,566

Shares purchased	(78,931,653)	(2,134,832,204)

Net increase (decrease) in shares outstanding before conversion	(1,897,928)	170,095,575

Shares issued upon conversion from other share class(es)	233,999	7,032,081

Shares purchased upon conversion into other share class(es)	(411,416)	(12,499,417)

Net increase (decrease) in shares outstanding	(2,075,345)	$164,628,239

Class R2

Year ended October 31, 2023:

Shares sold	120,287	$3,018,622

Shares purchased	(111,283)	(2,820,567)

Net increase (decrease) in shares outstanding	9,004	$198,055

Year ended October 31, 2022:

Shares sold	205,770	$5,870,696

Shares issued in reinvestment of dividends and distributions	339	11,964

Shares purchased	(65,558)	(1,795,651)

Net increase (decrease) in shares outstanding	140,551	$4,087,009

Class R4

Year ended October 31, 2023:

Shares sold	101,724	$2,654,605

Shares purchased	(85,547)	(2,110,945)

Net increase (decrease) in shares outstanding	16,177	$543,660

Year ended October 31, 2022:

Shares sold	180,706	$5,177,531

Shares issued in reinvestment of dividends and distributions	365	13,002

Shares purchased	(226,586)	(6,776,093)

Net increase (decrease) in shares outstanding	(45,515)	$(1,585,560)

Class R6

Year ended October 31, 2023:

Shares sold	17,208,208	$449,927,388

Shares purchased	(18,426,569)	(474,383,609)

Net increase (decrease) in shares outstanding before conversion	(1,218,361)	(24,456,221)

Shares issued upon conversion from other share class(es)	228,434	5,979,034

Shares purchased upon conversion into other share class(es)	(90,206)	(2,310,665)

Net increase (decrease) in shares outstanding	(1,080,133)	$(20,787,852)

42

Share Class	Shares	Amount

Year ended October 31, 2022:

Shares sold	26,706,420	$786,672,964

Shares issued in reinvestment of dividends and distributions	52,243	1,871,334

Shares purchased	(22,246,205)	(598,716,919)

Net increase (decrease) in shares outstanding before conversion	4,512,458	189,827,379

Shares issued upon conversion from other share class(es)	212,509	6,952,926

Shares purchased upon conversion into other share class(es)	(46,935)	(1,389,116)

Net increase (decrease) in shares outstanding	4,678,032	$195,391,189

8.   Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 – 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $8,047,000, borrowed at a weighted average interest rate of 6.40%. The maximum loan outstanding amount during the period was $8,047,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

PGIM Jennison International Opportunities Fund	43

Notes to Financial Statements (continued)

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset

44

classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

PGIM Jennison International Opportunities Fund	45

Notes to Financial Statements (continued)

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its

46

investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain

PGIM Jennison International Opportunities Fund	47

Notes to Financial Statements (continued)

securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.   Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

48

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison International Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison International Opportunities Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr.Parker and Mr.Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison International Opportunities Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Visit our website at pgim.com/investments

Approval of Advisory Agreements (continued)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison International Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	1st Quartile

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, and underperformed over the one-year period.

Visit our website at pgim.com/investments

●

The Board noted that, effective July 1, 2022, PGIM Investments contractually amended its management fee schedule to add an additional breakpoint at asset levels above $5 billion. The current contractual fee rate schedule is as follows: 0.825% up to $1 billion; 0.800% from $1 billion up to $5 billion; and 0.780% over $5 billion.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps net annual operating expenses at 0.84% for each class of the Fund’s shares, and that limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares through February 29, 2024.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, pursuant to which PGIM Investments agrees to limit total annual operating expenses for Class A shares to 1.09% through February 29, 2024.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense waiver, pursuant to which (exclusive of certain fees and expenses) PGIM Investments waives and/or reimburses up to 0.06% of certain other expenses, through February 29, 2024, to the extent that total annual operating expenses exceed 1.90% for Class C shares, 1.48% for Class R shares, 0.90% for Class Z shares, and 0.84% for Class R6 shares.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison International Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison International Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PWJAX	PWJCX	PWJRX	PWJZX	PWJBX	PWJDX	PWJQX

CUSIP	743969677	743969669	743969487	743969651	743969412	743969396	743969586

MF215E

PGIM EMERGING MARKETS DEBT HARD CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Hard Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Hard Currency Fund

December 15, 2023

PGIM Emerging Markets Debt Hard Currency Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	4.56	-1.46	-2.45 (12/12/2017)

(without sales charges)	8.07	-0.81	-1.90 (12/12/2017)

Class C

(with sales charges)	6.26	-1.55	-2.63 (12/12/2017)

(without sales charges)	7.26	-1.55	-2.63 (12/12/2017)

Class Z

(without sales charges)	8.57	-0.50	-1.60 (12/12/2017)

Class R6

(without sales charges)	8.50	-0.43	-1.54 (12/12/2017)

JP Morgan Emerging Markets Bond Index Global Diversified Index
	8.36	-0.19	-0.92

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Emerging Markets Bond Index Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Hard Currency Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

JP Morgan Emerging Markets Bond Index Global Diversified Index—The JP Morgan Emerging Markets Bond Index Global Diversified Index is an unmanaged index that tracks total returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/23 (%)

AAA	1.8

AA	4.4

A	6.3

BBB	35.2

BB	25.2

B	16.2

CCC	4.9

CC	2.8

C	0.8

D	0.1

Not Rated	0.6

Cash/Cash Equivalents	1.7

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/23

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.52	7.25	3.29

Class C	0.46	6.73	-12.12

Class Z	0.54	7.81	7.78

Class R6	0.54	7.92	7.63

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Emerging Markets Debt Hard Currency Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Hard Currency Fund’s Class Z shares returned 8.57% in the 12-month reporting period that ended October 31, 2023, outperforming the 8.36% return of the JP Morgan Emerging Markets Bond Index Global Diversified Index (the Index).

What were the market conditions?

•

Emerging-markets debt posted positive returns during the reporting period, even as some headwinds emerged toward the end of the period. Reduced rate-hike expectations, declining interest rate volatility, and a softer US dollar provided for a constructive tone throughout much of the reporting period. However, slowing growth in China and Europe, a rise in US Treasury yields, and a resilient US dollar led to mixed performance over the final few months of the reporting period.

•

While the constructive note of year-end 2022 carried into the beginning of 2023, uncertainty increased in February due to elevated inflation data and then exploded in March as Silicon Valley Bank and Signature Bank failed and Credit Suisse Group AG experienced distress. Concerns about financial instability then led to a negative confidence shock that pressured valuations and created further dispersion between higher-quality and lower-quality issuers. Local interest rates produced positive returns in the first quarter of 2023 amid an uptick in volatility, trading directionally with developed markets, and inflation data mixed across countries. Meanwhile, emerging-markets foreign exchanges (EMFX) registered gains, but those were concentrated in Latin America and Europe, with high yielding currencies outperforming.

•

Emerging-markets debt saw positive gains in the second quarter of 2023 as momentum shifted in response to increased clarity concerning inflation, interest rates, and growth, as well as a resolution to the US debt ceiling. Local interest rates performed well during the quarter due to lower-than-expected inflation data in emerging markets and strong emerging-markets currencies against the US dollar. EMFX was also positive in the quarter.

•

In the third quarter of 2023, emerging-markets debt had mixed performance, performing well in July with a rally in spreads, led by tightening in high yield, before widening in August amid slowing growth in China and Europe. Local interest rates posted modestly negative total returns, and yields rose. In response to bear steepening of the US yield curve, a majority of emerging-markets curves steepened. (Bear steepening occurs when interest rates on long-term bonds rise faster than rates on short-term bonds.) While overall EMFX performance was negative against the US dollar, Latin American currencies gained amid central bank rate cuts.

•

Over the last month of the reporting period, returns across hard currency, local currency, and corporates were negative, while EMFX exhibited positive returns. The emerging-markets debt sovereign sector exhibited positive spread returns in October 2023, with investment-grade bonds lagging while high yield outperformed. Within local interest rates, Europe and Africa/Middle East outperformed in October, while

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Asia and Latin America underperformed. Meanwhile, EMFX exhibited positive performance in October, as the expectation of peak rates in the US led to a stall in the US dollar rally and some reprieve across emerging-markets currencies.

What worked?

•	Overall issue selection and currency selection contributed to the Fund’s performance during the reporting period.

•	Sovereign debt positioning in Ukraine, Pakistan, China, Argentina, and Mexico also contributed to performance.

•

While overall country selection detracted from performance, long-spread duration positioning in India, the Dominican Republic, Cote D’Ivoire, Serbia, and Indonesia contributed. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•

Within currencies, overweight positioning relative to the Index in the Hungarian forint and Colombian peso, along with underweight positioning in the Korean won and Singapore dollar, contributed to performance.

•	In out-of-Index local currency, positioning in South Africa contributed to performance.

What didn’t work?

•	Short-spread duration in Turkey, Nigeria, and El Salvador, along with neutral positioning in Ukraine, detracted from the Fund’s performance during the reporting period.

•	Sovereign positioning in Brazil, Sri Lanka, Ghana, and Chile also detracted from performance.

•

While overall currency selection contributed to performance, an underweight relative to the Index to the Thai baht, along with overweights relative to the Index to the Israeli shekel and US dollar, detracted.

•	In out-of-Index local currency, positioning in Korea detracted from performance.

Did the Fund use derivatives?

•

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning added to relative performance. The Fund also used futures and interest rate swaps, in part, to help manage duration and yield curve exposure, which collectively had a negative impact on performance. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

Current outlook

•	While the near-term context remains cloudy due to concerns over economic growth and volatility in US markets, PGIM Fixed Income believes hard-currency bonds

PGIM Emerging Markets Debt Hard Currency Fund    9

Strategy and Performance Overview* (continued)

continue to offer attractive opportunities. Current yields offer a significant cushion against near-term spread volatility or an increase in US Treasury yields, and spreads remain at historically high levels in many rating buckets, as well as relative to other growth-sensitive bond sectors, such as US high yield.

•

While PGIM Fixed Income doesn’t foresee a significant positive catalyst in the near term, it believes there are several medium-term tailwinds. Emerging-markets economies are set to materially outgrow developed market economies for the foreseeable future.

•

PGIM Fixed Income expects technical factors to continue to support the emerging markets debt asset class as well. Outflows have been persistent, but PGIM Fixed Income believes that this will eventually turn to inflows. Investors’ positioning across their emerging-markets debt portfolios remains defensive, and crossover allocators from other sectors have generally left the market. Recent government issuance has been limited and targeted at segmented pockets of demand—sukuk, ESG-related, and euro-denominated—while liability management exercises (including debt buybacks) have emerged recently. (Sukuk refers to a sharia-compliant bond-like instrument used in Islamic finance.)

•

PGIM Fixed Income believes emerging-markets countries can benefit from changing global dynamics and that the Fund’s hard-currency credit barbell—with a mix of government and corporate bonds—is well-suited for the current environment. At the longer end of the barbell, PGIM Fixed Income focuses on BBB-rated and BB-rated government, quasi-sovereign, and corporate bonds. At the front end of the barbell, B-rated and distressed exposure remains selective where PGIM Fixed Income expects greater dispersion going forward, which should present alpha opportunities from underweight allocations relative to the Index. (Alpha is a measure of an investment’s active return compared to a market or index.)

•

PGIM Fixed Income expects emerging-markets local-currency bonds to trade sideways, with country-level factors supporting lower yields; and it remains cautious on emerging-markets currencies, maintaining short positioning versus long exposure in the US dollar.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Emerging Markets Debt Hard Currency Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Hard Currency Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 980.20	1.06%	$5.29

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

Class C	Actual	$1,000.00	$ 976.50	1.81%	$9.02

	Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20

Class Z	Actual	$1,000.00	$ 983.20	0.76%	$3.80

	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Class R6	Actual	$1,000.00	$ 982.20	0.66%	$3.30

	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 94.9%

CORPORATE BONDS 23.6%

Azerbaijan 0.4%

Southern Gas Corridor CJSC,
Gov’t. Gtd. Notes	6.875%	03/24/26			400	$393,644
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes	6.950	03/18/30			400	387,000

						780,644

Bahrain 0.2%

Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes	8.375	11/07/28			500	518,125

Brazil 0.6%

Banco do Brasil SA,
Sr. Unsec’d. Notes	4.875	01/11/29			200	184,500
Braskem Netherlands Finance BV,
Gtd. Notes, 144A	8.500	01/12/31			240	224,688
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes	4.875	01/22/30			200	159,000
JSM Global Sarl,
Gtd. Notes, 144A	4.750	10/20/30	(d)		400	60,000
Nexa Resources SA,
Gtd. Notes	6.500	01/18/28			410	382,837
Petrobras Global Finance BV,
Gtd. Notes	5.375	10/01/29		GBP	100	106,063
Suzano Austria GmbH,
Gtd. Notes	3.750	01/15/31			150	120,915

						1,238,003

Chile 1.0%

Alfa Desarrollo SpA,
Sr. Sec’d. Notes, 144A	4.550	09/27/51			199	128,990
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes	3.000	09/30/29			200	165,692
Sr. Unsec’d. Notes	4.250	07/17/42			360	250,560
Sr. Unsec’d. Notes	4.875	11/04/44			600	441,600
Sr. Unsec’d. Notes, 144A	4.875	11/04/44			200	147,200
Sr. Unsec’d. Notes, 144A	5.125	02/02/33			200	176,056
Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes, 144A	3.450	09/16/31			200	154,798
Sr. Unsec’d. Notes, 144A	6.150	05/10/33			200	185,420

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    13

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chile (cont’d.)

Mercury Chile Holdco LLC,
Sr. Sec’d. Notes	6.500%	01/24/27	400	$359,000
VTR Finance NV,
Sr. Unsec’d. Notes	6.375	07/15/28	200	34,370

				2,043,686

China 0.5%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25	200	14,250
ENN Clean Energy International Investment Ltd.,
Gtd. Notes, 144A	3.375	05/12/26	200	183,000
Prosus NV,
Sr. Unsec’d. Notes, 144A	4.193	01/19/32	550	423,087
Sinopec Group Overseas Development 2012 Ltd.,
Gtd. Notes	4.875	05/17/42	200	170,990
Sinopec Group Overseas Development 2018 Ltd.,
Gtd. Notes, 144A	3.680	08/08/49	200	134,310
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	6.500	01/10/25(d)	200	27,000

				952,637

Colombia 0.8%

Colombia Telecomunicaciones SA ESP,
Sr. Unsec’d. Notes, 144A	4.950	07/17/30	200	131,900
Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31	76	56,734
Sr. Unsec’d. Notes	6.875	04/29/30	233	208,873
Sr. Unsec’d. Notes	8.625	01/19/29	560	557,480
Sr. Unsec’d. Notes	8.875	01/13/33	476	455,056
Grupo Aval Ltd.,
Gtd. Notes, 144A	4.375	02/04/30	200	147,500

				1,557,543

Costa Rica 0.1%

Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31	200	185,000

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Guatemala 0.3%

Central American Bottling Corp./CBC Bottling
Holdco SL/Beliv Holdco SL,
Gtd. Notes	5.250%	04/27/29		167	$146,688
CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32		200	153,000
Energuate Trust,
Gtd. Notes	5.875	05/03/27		400	357,656

					657,344

Hungary 0.2%

MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	6.500	06/29/28		215	210,941
MVM Energetika Zrt,
Sr. Unsec’d. Notes	7.500	06/09/28		208	207,480

					418,421

India 1.7%

Adani Ports & Special Economic Zone Ltd.,
Sr. Unsec’d. Notes, 144A	5.000	08/02/41		200	121,132
Azure Power Solar Energy Pvt. Ltd.,
Sr. Sec’d. Notes, 144A, MTN	5.650	12/24/24		200	183,816
CA Magnum Holdings,
Sr. Sec’d. Notes, 144A	5.375	10/31/26		400	348,344
GMR Hyderabad International Airport Ltd.,
Sr. Sec’d. Notes	4.250	10/27/27		400	350,772
HPCL-Mittal Energy Ltd.,
Sr. Unsec’d. Notes	5.250	04/28/27		400	372,364
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	98,430
Periama Holdings LLC,
Gtd. Notes	5.950	04/19/26		400	375,500
Power Finance Corp. Ltd.,
Sr. Unsec’d. Notes	4.500	06/18/29		810	733,244
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28		200	198,412
Reliance Industries Ltd.,
Sr. Unsec’d. Notes, 144A	3.625	01/12/52		250	152,203

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    15

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

India (cont’d.)

Summit Digitel Infrastructure Ltd.,
Sr. Sec’d. Notes, 144A	2.875%	08/12/31		435	$324,049
TML Holdings Pte Ltd.,
Sr. Unsec’d. Notes	5.500	06/03/24		200	196,718

					3,454,984

Indonesia 2.4%

Cikarang Listrindo Tbk PT,
Sr. Unsec’d. Notes, 144A	4.950	09/14/26		200	189,206
Freeport Indonesia PT,
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		400	355,304
Indofood CBP Sukses Makmur Tbk PT,
Sr. Unsec’d. Notes	3.541	04/27/32		200	155,980
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT,
Sr. Unsec’d. Notes	5.450	05/15/30		920	850,273
Sr. Unsec’d. Notes, 144A	4.750	05/15/25		200	195,300
Pertamina Geothermal Energy PT,
Sr. Unsec’d. Notes, 144A	5.150	04/27/28		200	193,216
Pertamina Persero PT,
Sr. Unsec’d. Notes	6.000	05/03/42		200	176,206
Sr. Unsec’d. Notes, 144A, MTN	4.700	07/30/49		200	144,878
Sr. Unsec’d. Notes, EMTN	3.100	01/21/30		200	167,424
Sr. Unsec’d. Notes, EMTN	3.100	08/27/30		300	247,557
Sr. Unsec’d. Notes, EMTN	3.650	07/30/29		200	177,122
Sr. Unsec’d. Notes, EMTN	4.700	07/30/49		200	144,878
Sr. Unsec’d. Notes, EMTN	6.500	11/07/48		200	186,236
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara,
Sr. Unsec’d. Notes	1.875	11/05/31	EUR	400	322,429
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	200	203,517
Sr. Unsec’d. Notes, 144A, MTN	5.450	05/21/28		620	600,743
Sr. Unsec’d. Notes, 144A, MTN	6.150	05/21/48		400	339,000
Sr. Unsec’d. Notes, EMTN	6.150	05/21/48		200	169,500

					4,818,769

Israel 0.6%

Bank Leumi Le-Israel BM,
Sr. Unsec’d. Notes, 144A	5.125	07/27/27		203	188,790
Energian Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.875	03/30/26		75	65,768

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Israel (cont’d.)

Energian Israel Finance Ltd., (cont’d.)
Sr. Sec’d. Notes, 144A	5.375%	03/30/28		385	$314,257
Sr. Sec’d. Notes, 144A	5.875	03/30/31		215	170,656
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A	6.125	06/30/25		200	183,750
Sr. Sec’d. Notes, 144A	6.750	06/30/30		300	246,300

					1,169,521

Jamaica 0.1%

Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A (original cost $29,599; purchased 10/23/20)(f)	8.000	12/31/26	(d)	39	773
Gtd. Notes, 144A, Cash coupon 13.000% (original cost $41,277; purchased 10/19/23)(f)	13.000	12/31/25	(d)	59	40,689
Sr. Sec’d. Notes, 144A (original cost $91,556; purchased 10/19/23)(f)	8.750	05/25/24		97	88,724

					130,186

Kazakhstan 0.9%

KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes	3.500	04/14/33		200	145,500
Sr. Unsec’d. Notes	4.750	04/19/27		400	372,800
Sr. Unsec’d. Notes	5.750	04/19/47		200	148,300
Sr. Unsec’d. Notes	6.375	10/24/48		600	469,500
Sr. Unsec’d. Notes, EMTN	5.375	04/24/30		800	713,200

					1,849,300

Kuwait 0.2%

MEGlobal BV,
Gtd. Notes, EMTN	2.625	04/28/28		300	255,831
MEGlobal Canada ULC,
Gtd. Notes, 144A, MTN	5.875	05/18/30		200	194,748

					450,579

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    17

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Macau 0.2%

MGM China Holdings Ltd.,
Sr. Unsec’d. Notes	4.750%	02/01/27		330	$288,725
Sands China Ltd.,
Sr. Unsec’d. Notes	5.650	08/08/28		250	230,563

					519,288

Malaysia 1.0%

GENM Capital Labuan Ltd.,
Gtd. Notes	3.882	04/19/31		400	304,056
Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		250	228,512
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN	4.550	04/21/50		800	613,648
Gtd. Notes, 144A, MTN	4.800	04/21/60		200	155,318
Gtd. Notes, EMTN	2.480	01/28/32		400	310,484
Gtd. Notes, EMTN	4.550	04/21/50		500	383,530
Gtd. Notes, EMTN	4.800	04/21/60		200	155,318

					2,150,866

Mexico 4.8%

Cemex SAB de CV,
Gtd. Notes	5.450	11/19/29		400	370,250
Comision Federal de Electricidad,
Gtd. Notes	4.688	05/15/29		710	628,350
Gtd. Notes, 144A	4.688	05/15/29		200	177,000
Fermaca Enterprises S de RL de CV,
Sr. Sec’d. Notes	6.375	03/30/38		564	535,393
Mexico City Airport Trust,
Sr. Sec’d. Notes	3.875	04/30/28		200	176,536
Sr. Sec’d. Notes	4.250	10/31/26		200	185,272
Sr. Sec’d. Notes	5.500	07/31/47		2,430	1,728,969
Sr. Sec’d. Notes, 144A	5.500	10/31/46		400	282,696
Sr. Sec’d. Notes, 144A	5.500	07/31/47		400	284,604
Petroleos Mexicanos,
Gtd. Notes	5.350	02/12/28		882	708,555
Gtd. Notes	6.350	02/12/48	(a)	493	269,301
Gtd. Notes	6.490	01/23/27		655	578,457
Gtd. Notes	6.500	03/13/27		653	573,540
Gtd. Notes	6.500	06/02/41		610	357,063
Gtd. Notes	6.700	02/16/32		1,141	832,930
Gtd. Notes	6.840	01/23/30		573	444,934

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)

Petroleos Mexicanos, (cont’d.)
Gtd. Notes	6.950%	01/28/60		45	$25,481
Gtd. Notes	7.690	01/23/50		661	408,167
Gtd. Notes	10.000	02/07/33		109	97,174
Gtd. Notes, EMTN	3.750	04/16/26	EUR	285	260,601
Gtd. Notes, MTN	6.750	09/21/47		805	455,630
Gtd. Notes, MTN	6.875	08/04/26		95	87,234
Gtd. Notes, MTN	8.750	06/02/29		150	131,835
Tierra Mojada Luxembourg II Sarl,
Sr. Sec’d. Notes, 144A	5.750	12/01/40		398	314,920

					9,914,892

Panama 0.4%

Aeropuerto Internacional de Tocumen SA,
Sr. Sec’d. Notes	4.000	08/11/41		200	142,736
Sr. Sec’d. Notes, 144A	5.125	08/11/61		400	267,112
AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes	4.375	05/31/30		396	321,417

					731,265

Peru 0.7%

Banco Internacional del Peru SAA Interbank,
Sr. Unsec’d. Notes	3.250	10/04/26		350	321,212
Corp. Financiera de Desarrollo SA,
Sr. Unsec’d. Notes	2.400	09/28/27		200	170,096
Fondo MIVIVIENDA SA,
Sr. Unsec’d. Notes, 144A	4.625	04/12/27		150	141,101
InRetail Consumer,
Sr. Sec’d. Notes	3.250	03/22/28		300	250,446
Petroleos del Peru SA,
Sr. Unsec’d. Notes	4.750	06/19/32		225	149,623
Sr. Unsec’d. Notes	5.625	06/19/47		700	381,808

					1,414,286

Philippines 0.1%

Globe Telecom, Inc.,
Sr. Unsec’d. Notes	3.000	07/23/35		200	139,704

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    19

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Poland 0.3%

Bank Gospodarstwa Krajowego,
Gov’t. Gtd. Notes, 144A	6.250%	10/31/28	200	$202,183
Gov’t. Gtd. Notes, 144A, MTN	5.375	05/22/33	400	372,000

				574,183

Qatar 0.5%

QatarEnergy,
Sr. Unsec’d. Notes	3.300	07/12/51	200	121,812
Sr. Unsec’d. Notes, 144A	3.125	07/12/41	1,240	813,750

				935,562

Saudi Arabia 0.7%

Arabian Centres Sukuk Ltd.,
Gtd. Notes	5.375	11/26/24	200	190,812
EIG Pearl Holdings Sarl,
Sr. Sec’d. Notes, 144A	3.545	08/31/36	450	349,875
Greensaif Pipelines Bidco Sarl,
Sr. Sec’d. Notes, 144A	6.129	02/23/38	200	186,000
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes	2.250	11/24/30	260	203,775
Sr. Unsec’d. Notes, EMTN	4.250	04/16/39	400	312,500
TMS Issuer Sarl,
Sr. Sec’d. Notes, 144A	5.780	08/23/32	200	194,000

				1,436,962

South Africa 2.1%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN	6.350	08/10/28	1,510	1,366,550
Sr. Unsec’d. Notes	7.125	02/11/25	890	872,200
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	660	623,535
MTN Mauritius Investments Ltd.,
Gtd. Notes, 144A	6.500	10/13/26	200	195,000
Sasol Financing USA LLC,
Gtd. Notes	6.500	09/27/28	300	263,550
Transnet SOC Ltd.,
Sr. Unsec’d. Notes	8.250	02/06/28	200	189,000
Sr. Unsec’d. Notes, 144A	8.250	02/06/28	845	798,525

				4,308,360

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Thailand 0.2%

Thaioil Treasury Center Co. Ltd.,
Gtd. Notes, 144A, MTN	3.750%	06/18/50	(a)		600	$344,850

Trinidad & Tobago 0.1%

Heritage Petroleum Co. Ltd.,
Sr. Sec’d. Notes, 144A	9.000	08/12/29			200	207,038

Turkey 0.1%

Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A	7.750	02/02/27			200	174,748

Ukraine 0.1%

NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125	07/19/26	(d)	EUR	420	208,869
State Savings Bank of Ukraine Via SSB #1 PLC,
Sr. Unsec’d. Notes	9.625	03/20/25			30	27,583

						236,452

United Arab Emirates 2.0%

Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes	3.650	11/02/29			200	178,625
Sr. Sec’d. Notes	4.600	11/02/47			400	323,500
Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, 144A	4.000	10/03/49			200	144,000
Abu Dhabi Ports Co. PJSC,
Sr. Unsec’d. Notes, EMTN	2.500	05/06/31			200	159,076
DP World Crescent Ltd.,
Sr. Unsec’d. Notes, EMTN	3.875	07/18/29			660	584,925
DP World Ltd.,
Sr. Unsec’d. Notes, EMTN	6.850	07/02/37			1,670	1,644,951
Galaxy Pipeline Assets Bidco Ltd.,
Sr. Sec’d. Notes	2.160	03/31/34			187	150,669
Sr. Sec’d. Notes, 144A	2.940	09/30/40			933	687,710
MDGH GMTN RSC Ltd.,
Gtd. Notes, 144A, MTN	5.084	05/22/53			200	165,750
Gtd. Notes, EMTN	3.700	11/07/49			240	159,300

						4,198,506

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    21

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Venezuela 0.1%

Petroleos de Venezuela SA,
Gtd. Notes	5.375%	04/12/27	(d)		205	$27,265
Gtd. Notes	6.000	05/16/24	(d)		45	5,715
Gtd. Notes	6.000	11/15/26	(d)		65	8,222
Sr. Sec’d. Notes	8.500	10/27/20	(d)		205	172,200

						213,402

Vietnam 0.2%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes	5.125	05/07/29			500	450,260

TOTAL CORPORATE BONDS (cost $56,871,584)						48,175,366

SOVEREIGN BONDS 71.2%

Angola 2.1%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250	05/09/28			2,180	1,850,275
Sr. Unsec’d. Notes	8.750	04/14/32			300	234,750
Sr. Unsec’d. Notes	9.375	05/08/48			400	285,000
Sr. Unsec’d. Notes	9.500	11/12/25			1,305	1,251,577
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29			800	640,000

						4,261,602

Argentina 1.0%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.000	12/15/35			16,368	352,076
Sr. Unsec’d. Notes	0.000	12/15/35	(d)	EUR	15,000	606,609
Sr. Unsec’d. Notes	0.750(cc)	07/09/30			481	133,680
Sr. Unsec’d. Notes	1.000	07/09/29			544	145,546
Sr. Unsec’d. Notes	3.500(cc)	07/09/41			567	147,645
Sr. Unsec’d. Notes	3.625(cc)	07/09/35			1,772	435,875
Sr. Unsec’d. Notes	3.625(cc)	07/09/46			335	83,080
Sr. Unsec’d. Notes	4.250(cc)	01/09/38			527	158,587
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	6.375(cc)	09/01/37			194	62,306

						2,125,404

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Bahrain 1.6%

Bahrain Government International Bond,
Sr. Unsec’d. Notes	6.750%	09/20/29	800	$771,000
Sr. Unsec’d. Notes	7.000	10/12/28	950	944,063
Sr. Unsec’d. Notes	7.375	05/14/30	1,070	1,055,287
Sr. Unsec’d. Notes	7.500	09/20/47	400	334,000
Sr. Unsec’d. Notes, EMTN	6.250	01/25/51	200	143,250

				3,247,600

Brazil 3.1%

Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28	143	138,179
Brazilian Government International Bond,
Sr. Unsec’d. Notes	3.875	06/12/30	1,285	1,102,800
Sr. Unsec’d. Notes	4.500	05/30/29	557	512,757
Sr. Unsec’d. Notes	5.000	01/27/45	1,304	933,012
Sr. Unsec’d. Notes	5.625	01/07/41	845	686,563
Sr. Unsec’d. Notes	5.625	02/21/47	300	229,950
Sr. Unsec’d. Notes	6.000	10/20/33	1,495	1,382,875
Sr. Unsec’d. Notes	7.125	01/20/37	585	574,763
Sr. Unsec’d. Notes	8.250	01/20/34	763	816,028

				6,376,927

Cameroon 0.2%

Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	9.500	11/19/25	400	383,752

Chile 0.5%

Chile Government International Bond,
Sr. Unsec’d. Notes	2.550	07/27/33	370	276,575
Sr. Unsec’d. Notes	2.750	01/31/27	220	200,754
Sr. Unsec’d. Notes	3.100	01/22/61	200	106,900
Sr. Unsec’d. Notes	3.250	09/21/71	200	106,000
Sr. Unsec’d. Notes	4.000	01/31/52	235	161,563
Sr. Unsec’d. Notes	4.340	03/07/42	280	216,300

				1,068,092

Colombia 3.2%

Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000	01/30/30	1,518	1,165,824
Sr. Unsec’d. Notes	3.875	04/25/27	870	790,830

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    23

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Colombia (cont’d.)

Colombia Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	4.500%	03/15/29		1,300	$1,127,100
Sr. Unsec’d. Notes	5.000	06/15/45		400	254,000
Sr. Unsec’d. Notes	5.200	05/15/49		412	262,238
Sr. Unsec’d. Notes	5.625	02/26/44		710	493,095
Sr. Unsec’d. Notes	6.125	01/18/41		730	554,800
Sr. Unsec’d. Notes	7.500	02/02/34		840	783,300
Sr. Unsec’d. Notes	8.000	04/20/33		910	885,885
Sr. Unsec’d. Notes	10.375	01/28/33		200	224,000

					6,541,072

Congo (Republic) 0.1%

Congolese International Bond,
Sr. Unsec’d. Notes	6.000	06/30/29		224	179,228

Costa Rica 0.8%

Costa Rica Government International Bond,
Sr. Unsec’d. Notes	4.375	04/30/25		200	193,938
Sr. Unsec’d. Notes	6.125	02/19/31		650	617,500
Sr. Unsec’d. Notes	7.000	04/04/44		400	366,200
Sr. Unsec’d. Notes, 144A	6.550	04/03/34		465	441,982

					1,619,620

Dominican Republic 3.9%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	4.500	01/30/30		1,691	1,429,740
Sr. Unsec’d. Notes	4.875	09/23/32		190	153,615
Sr. Unsec’d. Notes	5.500	02/22/29		883	803,089
Sr. Unsec’d. Notes	5.875	01/30/60		474	336,066
Sr. Unsec’d. Notes	5.950	01/25/27		705	677,442
Sr. Unsec’d. Notes	6.000	07/19/28		640	604,800
Sr. Unsec’d. Notes	6.400	06/05/49		1,020	797,640
Sr. Unsec’d. Notes	6.850	01/27/45	(a)	610	507,825
Sr. Unsec’d. Notes	6.875	01/29/26		300	298,347
Sr. Unsec’d. Notes	7.450	04/30/44		1,120	1,006,880
Sr. Unsec’d. Notes, 144A	5.300	01/21/41		150	108,900
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		1,010	918,595
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		225	159,525
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		170	160,650

					7,963,114

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ecuador 1.0%

Ecuador Government International Bond,
Sr. Unsec’d. Notes	6.000%(cc)	07/31/30		667	$337,609
Sr. Unsec’d. Notes, 144A	7.187(s)	07/31/30		179	52,978
Sr. Unsec’d. Notes, 144A	2.500(cc)	07/31/40		1,511	505,475
Sr. Unsec’d. Notes, 144A	3.500(cc)	07/31/35		1,645	623,496
Sr. Unsec’d. Notes, 144A	6.000(cc)	07/31/30		910	461,012

					1,980,570

Egypt 2.4%

Egypt Government International Bond,
Sr. Unsec’d. Notes	5.800	09/30/27		420	267,750
Sr. Unsec’d. Notes	7.500	01/31/27		400	276,000
Sr. Unsec’d. Notes	7.625	05/29/32		1,110	632,700
Sr. Unsec’d. Notes	7.903	02/21/48		200	101,250
Sr. Unsec’d. Notes	8.500	01/31/47		500	259,275
Sr. Unsec’d. Notes	8.700	03/01/49		850	445,187
Sr. Unsec’d. Notes	8.875	05/29/50		400	211,000
Sr. Unsec’d. Notes, 144A	8.700	03/01/49		410	214,738
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	100	71,587
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	220	125,241
Sr. Unsec’d. Notes, 144A, MTN	8.500	01/31/47		255	132,230
Sr. Unsec’d. Notes, EMTN	3.875	02/16/26		630	429,975
Sr. Unsec’d. Notes, EMTN	4.750	04/11/25	EUR	300	251,266
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	1,000	715,871
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	450	253,766
Sr. Unsec’d. Notes, EMTN	6.375	04/11/31	EUR	300	170,784
Sr. Unsec’d. Notes, EMTN	7.600	03/01/29		650	403,000

					4,961,620

El Salvador 0.7%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	5.875	01/30/25		501	454,156
Sr. Unsec’d. Notes	6.375	01/18/27		495	400,950
Sr. Unsec’d. Notes	7.625	02/01/41		150	99,375
Sr. Unsec’d. Notes	7.650	06/15/35		57	39,530
Sr. Unsec’d. Notes	8.250	04/10/32		275	213,813
Sr. Unsec’d. Notes	8.625	02/28/29		340	274,210

					1,482,034

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    25

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Gabon 0.9%

Gabon Government International Bond,
Sr. Unsec’d. Notes	6.625%	02/06/31	1,200	$843,000
Sr. Unsec’d. Notes	6.950	06/16/25	1,000	867,500
Sr. Unsec’d. Notes	7.000	11/24/31	200	140,500

				1,851,000

Ghana 1.1%

Ghana Government International Bond,
Bank Gtd. Notes	10.750	10/14/30	400	249,000
Sr. Unsec’d. Notes	6.375	02/11/27(d)	450	195,750
Sr. Unsec’d. Notes	7.625	05/16/29(d)	400	172,000
Sr. Unsec’d. Notes	7.750	04/07/29(d)	650	274,742
Sr. Unsec’d. Notes	7.875	03/26/27(d)	550	239,250
Sr. Unsec’d. Notes	7.875	02/11/35(d)	800	347,000
Sr. Unsec’d. Notes	8.125	01/18/26(d)	400	175,500
Sr. Unsec’d. Notes	8.750	03/11/61(d)	200	84,000
Sr. Unsec’d. Notes	8.875	05/07/42	200	84,000
Sr. Unsec’d. Notes	8.950	03/26/51(d)	870	365,400
Sr. Unsec’d. Notes, 144A	8.950	03/26/51(d)	205	86,100

				2,272,742

Guatemala 0.8%

Guatemala Government Bond,
Sr. Unsec’d. Notes	4.875	02/13/28	400	365,000
Sr. Unsec’d. Notes	6.125	06/01/50	850	675,750
Sr. Unsec’d. Notes, 144A	4.650	10/07/41	200	138,000
Unsec’d. Notes	5.250	08/10/29	430	388,720

				1,567,470

Honduras 0.2%

Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27	400	371,684

Hungary 2.5%

Hungary Government International Bond,
Sr. Unsec’d. Notes	3.125	09/21/51	200	105,612
Sr. Unsec’d. Notes	5.250	06/16/29	200	188,342
Sr. Unsec’d. Notes	6.125	05/22/28	612	607,147
Sr. Unsec’d. Notes	6.250	09/22/32	220	211,334
Sr. Unsec’d. Notes	7.625	03/29/41	760	778,763

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Hungary (cont’d.)

Hungary Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	5.250%	06/16/29		740	$696,865
Sr. Unsec’d. Notes, 144A	6.125	05/22/28		500	496,035
Sr. Unsec’d. Notes, 144A	6.250	09/22/32		1,235	1,186,353
Sr. Unsec’d. Notes, 144A	6.750	09/25/52		220	203,500
Magyar Export-Import Bank Zrt,
Gov’t. Gtd. Notes, 144A	6.125	12/04/27		600	586,440

					5,060,391

India 0.3%

Export-Import Bank of India,
Sr. Unsec’d. Notes	3.875	02/01/28		200	183,534
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/15/30		400	336,764
Sr. Unsec’d. Notes, EMTN	2.250	01/13/31		200	152,758

					673,056

Indonesia 3.0%

Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	440	333,274
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	100	82,102
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	96,707
Sr. Unsec’d. Notes	3.550	03/31/32		200	169,252
Sr. Unsec’d. Notes	4.300	03/31/52		400	296,252
Sr. Unsec’d. Notes	4.650	09/20/32		590	539,301
Sr. Unsec’d. Notes	5.450	09/20/52		400	352,756
Sr. Unsec’d. Notes	5.650	01/11/53		200	182,416
Sr. Unsec’d. Notes	6.625	02/17/37		150	155,862
Sr. Unsec’d. Notes	7.750	01/17/38		690	787,132
Sr. Unsec’d. Notes	8.500	10/12/35		400	477,200
Sr. Unsec’d. Notes, 144A	6.625	02/17/37		290	301,333
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	570	587,545
Sr. Unsec’d. Notes, EMTN	4.625	04/15/43		200	165,766
Sr. Unsec’d. Notes, EMTN	4.750	07/18/47		230	187,643
Sr. Unsec’d. Notes, EMTN	5.125	01/15/45		200	173,860
Sr. Unsec’d. Notes, EMTN	5.250	01/17/42		400	359,220
Sr. Unsec’d. Notes, EMTN	6.750	01/15/44		100	104,318
Perusahaan Penerbit SBSN Indonesia III,
Sr. Unsec’d. Notes	4.700	06/06/32		600	557,052
Sr. Unsec’d. Notes, 144A	4.700	06/06/32		205	190,326

					6,099,317

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    27

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Iraq 0.4%

Iraq International Bond,
Sr. Unsec’d. Notes	5.800%	01/15/28			897	$796,720

Ivory Coast 1.2%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.250	03/22/30		EUR	1,360	1,183,591
Sr. Unsec’d. Notes	5.750	12/31/32			85	75,599
Sr. Unsec’d. Notes	5.875	10/17/31		EUR	1,150	981,057
Sr. Unsec’d. Notes	6.375	03/03/28			200	185,500

						2,425,747

Jamaica 0.7%

Jamaica Government International Bond,
Sr. Unsec’d. Notes	6.750	04/28/28			500	506,050
Sr. Unsec’d. Notes	7.875	07/28/45			400	427,600
Sr. Unsec’d. Notes	8.000	03/15/39			320	354,080
Sr. Unsec’d. Notes	9.250	10/17/25			200	208,956

						1,496,686

Jordan 0.8%

Jordan Government International Bond,
Sr. Unsec’d. Notes	5.750	01/31/27			200	180,000
Sr. Unsec’d. Notes	6.125	01/29/26			200	185,250
Sr. Unsec’d. Notes	7.375	10/10/47			400	301,500
Sr. Unsec’d. Notes	7.750	01/15/28			550	521,813
Sr. Unsec’d. Notes, 144A	7.500	01/13/29			205	189,881
Sr. Unsec’d. Notes, 144A	7.750	01/15/28			220	208,725

						1,587,169

Kazakhstan 0.1%

Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.500	07/21/45			200	196,000

Lebanon 0.1%

Lebanon Government International Bond,
Sr. Unsec’d. Notes	6.000	01/27/23	(d)		191	11,634
Sr. Unsec’d. Notes	6.650	04/22/24	(d)		172	10,535
Sr. Unsec’d. Notes	6.750	11/29/27	(d)		170	10,242
Sr. Unsec’d. Notes	6.850	03/23/27	(d)		30	1,828
Sr. Unsec’d. Notes	7.000	04/22/31	(d)		115	6,867

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Lebanon (cont’d.)

Lebanon Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	6.100%	10/04/22(d)		75	$4,577
Sr. Unsec’d. Notes, EMTN	6.850	05/25/29(d)		335	20,100
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		245	14,700
Sr. Unsec’d. Notes, GMTN	6.250	11/04/24(d)		320	19,648
Sr. Unsec’d. Notes, GMTN	6.375	03/09/20(d)		220	13,200
Sr. Unsec’d. Notes, GMTN	6.400	05/26/23(d)		250	15,050
Sr. Unsec’d. Notes, GMTN	6.650	02/26/30(d)		715	43,880
Sr. Unsec’d. Notes, GMTN	7.150	11/20/31(d)		415	27,109

					199,370

Mexico 2.4%

Mexico Government International Bond,
Sr. Unsec’d. Notes	2.659	05/24/31		465	362,003
Sr. Unsec’d. Notes	3.250	04/16/30		270	227,340
Sr. Unsec’d. Notes	3.500	02/12/34		1,000	761,000
Sr. Unsec’d. Notes	3.750	01/11/28		320	295,040
Sr. Unsec’d. Notes	4.600	02/10/48		300	208,500
Sr. Unsec’d. Notes	4.875	05/19/33		850	745,875
Sr. Unsec’d. Notes	5.400	02/09/28		350	343,350
Sr. Unsec’d. Notes	6.338	05/04/53		290	251,285
Sr. Unsec’d. Notes	6.350	02/09/35		250	238,250
Sr. Unsec’d. Notes, GMTN	5.750	10/12/2110		358	270,827
Sr. Unsec’d. Notes, MTN	4.750	03/08/44		140	103,219
Sr. Unsec’d. Notes, MTN	6.050	01/11/40		930	832,350
Sr. Unsec’d. Notes, Series A, MTN	6.750	09/27/34		203	201,173
Sr. Unsec’d. Notes, Series A, MTN	7.500	04/08/33		130	136,890

					4,977,102

Mongolia 0.3%

Mongolia Government International Bond,
Sr. Unsec’d. Notes	8.650	01/19/28		200	198,420
Sr. Unsec’d. Notes, EMTN	8.750	03/09/24		400	400,624

					599,044

Morocco 1.0%

Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500	11/27/31	EUR	100	77,506
Sr. Unsec’d. Notes	2.000	09/30/30	EUR	600	507,888
Sr. Unsec’d. Notes	2.375	12/15/27		200	171,136

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    29

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Morocco (cont’d.)

Morocco Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	4.000%	12/15/50	400	$236,500
Sr. Unsec’d. Notes, 144A	5.950	03/08/28	550	538,313
Sr. Unsec’d. Notes, 144A	6.500	09/08/33	595	570,456

				2,101,799

Mozambique 0.4%

Mozambique International Bond,
Unsec’d. Notes	9.000	09/15/31	1,040	803,171

Nigeria 1.1%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.143	02/23/30	200	160,250
Sr. Unsec’d. Notes	7.696	02/23/38	200	142,000
Sr. Unsec’d. Notes	7.875	02/16/32	400	319,000
Sr. Unsec’d. Notes	8.747	01/21/31	400	342,500
Sr. Unsec’d. Notes	9.248	01/21/49	200	154,750
Sr. Unsec’d. Notes, 144A	7.696	02/23/38	200	142,000
Sr. Unsec’d. Notes, 144A, MTN	7.375	09/28/33	200	150,000
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27	700	602,000
Sr. Unsec’d. Notes, EMTN	8.250	09/28/51	250	174,687
Sr. Unsec’d. Notes, EMTN	8.375	03/24/29	200	174,750

				2,361,937

Oman 3.0%

Oman Government International Bond,
Sr. Unsec’d. Notes	4.750	06/15/26	410	393,157
Sr. Unsec’d. Notes	5.375	03/08/27	930	898,612
Sr. Unsec’d. Notes	5.625	01/17/28	1,480	1,426,365
Sr. Unsec’d. Notes	6.250	01/25/31	200	194,250
Sr. Unsec’d. Notes	6.500	03/08/47	1,025	889,188
Sr. Unsec’d. Notes	6.750	10/28/27	800	806,750
Sr. Unsec’d. Notes	7.000	01/25/51	200	183,500
Sr. Unsec’d. Notes, 144A	6.750	01/17/48	200	178,250
Sr. Unsec’d. Notes, EMTN	6.000	08/01/29	1,200	1,164,000

				6,134,072

Pakistan 1.2%

Pakistan Government International Bond,
Sr. Unsec’d. Notes	6.875	12/05/27	640	334,208

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Pakistan (cont’d.)

Pakistan Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	8.250%	04/15/24		900	$803,322
Sr. Unsec’d. Notes	8.250	09/30/25	(a)	770	539,662
Sr. Unsec’d. Notes, 144A, MTN	7.375	04/08/31		200	97,044
Sr. Unsec’d. Notes, EMTN	6.000	04/08/26		610	330,986
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31		650	315,393

					2,420,615

Panama 1.2%

Panama Government International Bond,
Sr. Unsec’d. Notes	3.160	01/23/30		200	160,400
Sr. Unsec’d. Notes	3.298	01/19/33		200	146,800
Sr. Unsec’d. Notes	3.870	07/23/60		200	104,400
Sr. Unsec’d. Notes	4.300	04/29/53		375	223,313
Sr. Unsec’d. Notes	4.500	04/16/50		850	528,275
Sr. Unsec’d. Notes	4.500	04/01/56		400	240,400
Sr. Unsec’d. Notes	4.500	01/19/63		200	116,600
Sr. Unsec’d. Notes	6.700	01/26/36		695	646,697
Sr. Unsec’d. Notes	6.853	03/28/54		215	183,395
Sr. Unsec’d. Notes	9.375	04/01/29		165	182,160

					2,532,440

Papua New Guinea 0.2%

Papua New Guinea Government International Bond,
Sr. Unsec’d. Notes	8.375	10/04/28		220	201,098
Sr. Unsec’d. Notes, 144A	8.375	10/04/28		200	182,816

					383,914

Paraguay 0.5%

Paraguay Government International Bond,
Sr. Unsec’d. Notes	4.700	03/27/27		200	190,200
Sr. Unsec’d. Notes	4.950	04/28/31		200	181,400
Sr. Unsec’d. Notes	6.100	08/11/44		700	585,200
Sr. Unsec’d. Notes, 144A	5.400	03/30/50		200	149,500

					1,106,300

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    31

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Peru 1.9%

Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.780%	12/01/60		490	$245,245
Sr. Unsec’d. Notes	2.783	01/23/31		1,050	841,050
Sr. Unsec’d. Notes	3.000	01/15/34		1,385	1,044,982
Sr. Unsec’d. Notes	3.230	07/28/2121		110	55,165
Sr. Unsec’d. Notes	3.600	01/15/72		515	290,460
Sr. Unsec’d. Notes	5.625	11/18/50		502	442,262
Sr. Unsec’d. Notes	6.550	03/14/37		225	226,238
Sr. Unsec’d. Notes	8.750	11/21/33		670	781,327

					3,926,729

Philippines 1.9%

Philippine Government International Bond,
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	300	262,921
Sr. Unsec’d. Notes	1.750	04/28/41	EUR	265	174,457
Sr. Unsec’d. Notes	2.650	12/10/45		200	115,806
Sr. Unsec’d. Notes	3.200	07/06/46		200	125,386
Sr. Unsec’d. Notes	3.556	09/29/32		300	252,192
Sr. Unsec’d. Notes	3.700	03/01/41		600	433,902
Sr. Unsec’d. Notes	3.950	01/20/40		450	343,724
Sr. Unsec’d. Notes	4.200	03/29/47		700	520,002
Sr. Unsec’d. Notes	5.000	07/17/33		770	723,800
Sr. Unsec’d. Notes	5.609	04/13/33		200	195,994
Sr. Unsec’d. Notes	6.375	10/23/34		200	205,292
Sr. Unsec’d. Notes	7.750	01/14/31		420	467,317

					3,820,793

Poland 0.6%

Republic of Poland Government International Bond,
Sr. Unsec’d. Notes	4.875	10/04/33		300	277,461
Sr. Unsec’d. Notes	5.500	04/04/53		785	689,599
Sr. Unsec’d. Notes	5.750	11/16/32		230	227,613

					1,194,673

Qatar 2.5%

Qatar Government International Bond,
Sr. Unsec’d. Notes	4.000	03/14/29		1,000	940,000
Sr. Unsec’d. Notes	4.500	04/23/28		500	483,780
Sr. Unsec’d. Notes	4.625	06/02/46		330	268,641

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Qatar (cont’d.)

Qatar Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	4.817%	03/14/49			220	$179,781
Sr. Unsec’d. Notes	5.103	04/23/48			2,210	1,887,478
Sr. Unsec’d. Notes	6.400	01/20/40			100	103,063
Sr. Unsec’d. Notes, 144A	4.817	03/14/49			1,340	1,095,031
Sr. Unsec’d. Notes, 144A	5.103	04/23/48			200	170,812

						5,128,586

Romania 3.2%

Romanian Government International Bond,
Sr. Unsec’d. Notes	5.125	06/15/48			180	133,058
Sr. Unsec’d. Notes, 144A	6.625	02/17/28			1,080	1,081,253
Sr. Unsec’d. Notes, 144A	7.125	01/17/33			478	474,202
Sr. Unsec’d. Notes, 144A	7.625	01/17/53			1,136	1,108,744
Sr. Unsec’d. Notes, EMTN	2.000	04/14/33		EUR	260	188,005
Sr. Unsec’d. Notes, EMTN	2.125	03/07/28		EUR	960	880,233
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35		EUR	440	363,867
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39		EUR	410	321,952
Sr. Unsec’d. Notes, EMTN	5.000	09/27/26		EUR	490	520,413
Sr. Unsec’d. Notes, EMTN	6.000	05/25/34			80	72,750
Sr. Unsec’d. Notes, EMTN	6.625	09/27/29		EUR	370	401,896
Unsec’d. Notes, 144A, MTN	6.000	05/25/34			1,022	929,386

						6,475,759

Russia 0.1%

Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	1.850	11/20/32	(d)	EUR	300	131,733
Sr. Unsec’d. Notes	5.100	03/28/35			400	132,000

						263,733

Saudi Arabia 2.3%

Saudi Government International Bond,
Sr. Unsec’d. Notes	5.250	01/16/50			480	394,800
Sr. Unsec’d. Notes, 144A	5.250	01/16/50			400	329,000
Sr. Unsec’d. Notes, 144A, MTN	5.000	01/18/53			600	474,750
Sr. Unsec’d. Notes, EMTN	4.500	10/26/46			2,500	1,871,875
Sr. Unsec’d. Notes, EMTN	4.625	10/04/47			1,470	1,106,175
Sr. Unsec’d. Notes, EMTN	5.000	04/17/49			800	635,000

						4,811,600

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    33

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Senegal 0.8%

Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750%	03/13/28		EUR	1,110	$1,015,935
Sr. Unsec’d. Notes	5.375	06/08/37		EUR	785	531,590
Sr. Unsec’d. Notes, 144A	5.375	06/08/37		EUR	100	67,718

						1,615,243

Serbia 1.5%

Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29		EUR	1,120	913,987
Sr. Unsec’d. Notes, 144A	1.650	03/03/33		EUR	225	157,099
Sr. Unsec’d. Notes, 144A	2.125	12/01/30			230	168,319
Sr. Unsec’d. Notes, 144A	3.125	05/15/27		EUR	715	684,178
Sr. Unsec’d. Notes, 144A	6.250	05/26/28			600	581,964
Sr. Unsec’d. Notes, 144A	6.500	09/26/33			430	403,280
Sr. Unsec’d. Notes, EMTN	1.000	09/23/28		EUR	230	190,964

						3,099,791

South Africa 1.6%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	4.300	10/12/28			200	172,000
Sr. Unsec’d. Notes	4.850	09/30/29			1,000	848,750
Sr. Unsec’d. Notes	5.750	09/30/49			1,350	877,500
Sr. Unsec’d. Notes	5.875	06/22/30			340	297,925
Sr. Unsec’d. Notes	5.875	04/20/32			600	506,250
Sr. Unsec’d. Notes	7.300	04/20/52			680	529,550

						3,231,975

Sri Lanka 1.1%

Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750	04/18/23	(d)		400	207,848
Sr. Unsec’d. Notes	6.200	05/11/27	(d)		600	297,054
Sr. Unsec’d. Notes	6.350	06/28/24	(d)		630	323,108
Sr. Unsec’d. Notes	6.750	04/18/28			240	119,189
Sr. Unsec’d. Notes	6.825	07/18/26	(d)		1,150	589,593
Sr. Unsec’d. Notes	6.850	11/03/25	(d)		350	179,232
Sr. Unsec’d. Notes	7.550	03/28/30	(d)		440	218,429
Sr. Unsec’d. Notes	7.850	03/14/29	(d)		250	123,685

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Sri Lanka (cont’d.)

Sri Lanka Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	6.750%	04/18/28	(d)		200	$99,324
Sr. Unsec’d. Notes, 144A	6.850	03/14/24	(d)		205	105,110

						2,262,572

Turkey 4.2%

Turkey Government International Bond,
Sr. Unsec’d. Notes	4.250	04/14/26			400	367,000
Sr. Unsec’d. Notes	4.750	01/26/26			495	464,063
Sr. Unsec’d. Notes	4.875	10/09/26			620	570,400
Sr. Unsec’d. Notes	5.250	03/13/30			810	668,250
Sr. Unsec’d. Notes	5.750	05/11/47			200	130,250
Sr. Unsec’d. Notes	5.950	01/15/31			400	336,000
Sr. Unsec’d. Notes	6.000	03/25/27			440	413,050
Sr. Unsec’d. Notes	6.000	01/14/41			200	142,000
Sr. Unsec’d. Notes	6.125	10/24/28			920	833,750
Sr. Unsec’d. Notes	6.500	09/20/33			200	167,500
Sr. Unsec’d. Notes	6.875	03/17/36			549	453,611
Sr. Unsec’d. Notes	9.375	03/14/29			1,631	1,659,542
Sr. Unsec’d. Notes	9.375	01/19/33			400	399,500
Sr. Unsec’d. Notes	9.875	01/15/28			629	658,091
Turkiye Government International Bond,
Sr. Unsec’d. Notes	9.125	07/13/30			1,245	1,241,888

						8,504,895

Ukraine 1.2%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/32	(d)	EUR	760	179,176
Sr. Unsec’d. Notes	6.750	06/20/28	(d)	EUR	580	151,890
Sr. Unsec’d. Notes	7.375	09/25/34	(d)		200	50,300
Sr. Unsec’d. Notes	7.750	09/01/25	(d)		300	91,500
Sr. Unsec’d. Notes	7.750	09/01/26	(d)		1,030	293,406
Sr. Unsec’d. Notes	7.750	09/01/27	(d)		1,920	545,280
Sr. Unsec’d. Notes	7.750	09/01/28	(d)		1,520	425,600
Sr. Unsec’d. Notes	7.750	09/01/29	(d)		520	144,560
Sr. Unsec’d. Notes	8.994	02/01/26	(d)		200	60,687
Sr. Unsec’d. Notes	9.750	11/01/30	(d)		1,665	482,850
Sr. Unsec’d. Notes, 144A	4.375	01/27/32	(d)	EUR	100	23,576

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    35

Schedule of Investments   (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)

Ukreximbank Via Biz Finance PLC,
Sr. Unsec’d. Notes	9.750%	01/22/25		38	$34,288

					2,483,113

United Arab Emirates 1.5%

Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes	3.125	09/30/49		800	489,500
Sr. Unsec’d. Notes, 144A	3.125	09/30/49		500	305,937
Sr. Unsec’d. Notes, 144A, MTN	3.875	04/16/50		200	141,313
Emirate of Dubai Government International Bonds,
Sr. Unsec’d. Notes, EMTN	5.250	01/30/43		1,390	1,178,025
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes	6.500	11/23/32		200	193,500
Sr. Unsec’d. Notes, 144A	6.500	11/23/32		355	343,462
Sr. Unsec’d. Notes, 144A, MTN	4.000	07/28/50		400	226,500
Sr. Unsec’d. Notes, MTN	4.000	07/28/50		200	113,250

					2,991,487

Uruguay 1.6%

Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.125	11/20/45		120	94,800
Sr. Unsec’d. Notes	4.975	04/20/55		800	666,400
Sr. Unsec’d. Notes	5.100	06/18/50		1,104	951,648
Sr. Unsec’d. Notes	7.625	03/21/36		870	982,665
Sr. Unsec’d. Notes, Cash coupon 7.875%	7.875	01/15/33		435	496,770

					3,192,283

Venezuela 0.5%

Venezuela Government International Bond,
Sr. Unsec’d. Notes	9.250	09/15/27	(d)	5,320	997,500
Sr. Unsec’d. Notes	12.750	08/23/22	(d)	180	31,770

					1,029,270

Zambia 0.7%

Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24	(d)	1,610	982,603

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Zambia (cont’d.)

Zambia Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	8.970%	07/30/27	(d)	600	$363,938
Unsec’d. Notes	5.375	09/20/22	(d)	200	109,040

					1,455,581

TOTAL SOVEREIGN BONDS (cost $172,482,532)					145,696,464

U.S. TREASURY OBLIGATION(h) 0.1%
U.S. Treasury Notes
(cost $265,190)	4.250	09/30/24		265	262,154

TOTAL LONG-TERM INVESTMENTS
(cost $229,619,306)					194,133,984

				Shares

SHORT-TERM INVESTMENTS 3.5%

AFFILIATED MUTUAL FUNDS 1.8%
PGIM Core Government Money Market Fund(wb)				2,239,489	2,239,489
PGIM Institutional Money Market Fund
(cost $1,381,128; includes $1,375,852 of cash collateral for securities on loan)(b)(wb)				1,382,021	1,381,330

TOTAL AFFILIATED MUTUAL FUNDS
(cost $3,620,617)					3,620,819

				Principal Amount (000)#

U.S. TREASURY OBLIGATION(n) 1.7%
U.S. Treasury Bills
(cost $3,456,160)	5.378%	01/25/24		3,500	3,456,255

OPTIONS PURCHASED*~ 0.0%
(cost $55,612)					28,097

TOTAL SHORT-TERM INVESTMENTS
(cost $7,132,389)					7,105,171

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    37

Schedule of Investments   (continued)

as of October 31, 2023

Description	Value

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 98.4%
(cost $236,751,695)	$201,239,155

OPTIONS WRITTEN*~ (0.3)%
(premiums received $590,503)	(521,748)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.1%
(cost $236,161,192)	200,717,407
Other assets in excess of liabilities(z) 1.9%	3,914,826

NET ASSETS 100.0%	$204,632,233

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CITI—Citibank, N.A.

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

DB—Deutsche Bank AG

See Notes to Financial Statements.

38

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

JIBAR—Johannesburg Interbank Agreed Rate

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

THOR—Thai Overnight Repurchase Rate

UAG—UBS AG

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,351,138; cash collateral of $1,375,852 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $162,432. The aggregate value of $130,186 is 0.1% of net assets.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    39

Schedule of Investments   (continued)

as of October 31, 2023

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs ILS	Call	MSI	02/16/24	5.50	—	EUR	555	$195
Currency Option EUR vs PLN	Call	HSBC	11/02/23	5.40	—	EUR	234	—
Currency Option EUR vs PLN	Call	MSI	11/16/23	5.00	—	EUR	471	7
Currency Option EUR vs PLN	Call	CITI	11/27/23	5.10	—	EUR	219	5
Currency Option USD vs CLP	Call	MSI	11/02/23	1,100.00	—		889	—
Currency Option USD vs CLP	Call	MSI	11/27/23	1,150.00	—		889	19
Currency Option USD vs CNH	Call	JPM	11/08/23	7.30	—		169	913
Currency Option USD vs CNH	Call	HSBC	11/08/23	7.80	—		169	2
Currency Option USD vs JPY	Call	JPM	11/08/23	150.00	—		710	8,594
Currency Option USD vs MXN	Call	HSBC	11/01/23	17.85	—		522	4,834
Currency Option USD vs MXN	Call	MSI	11/01/23	20.00	—		522	—
Currency Option USD vs MXN	Call	GSI	11/16/23	22.00	—		542	11
Currency Option USD vs MXN	Call	HSBC	11/29/23	22.00	—		522	50
Currency Option USD vs ZAR	Call	JPM	12/01/23	19.75	—		1,962	6,696
Currency Option EUR vs HUF	Put	JPM	11/02/23	360.00	—	EUR	237	—
Currency Option EUR vs HUF	Put	JPM	11/02/23	360.00	—	EUR	237	—
Currency Option EUR vs HUF	Put	MSI	11/02/23	360.00	—	EUR	492	—
Currency Option EUR vs HUF	Put	JPM	11/27/23	360.00	—	EUR	255	4
Currency Option EUR vs ILS	Put	MSI	02/16/24	3.80	—	EUR	555	682
Currency Option EUR vs PLN	Put	HSBC	11/02/23	4.20	—	EUR	234	—
Currency Option EUR vs PLN	Put	MSI	11/09/23	4.20	—	EUR	234	1
Currency Option EUR vs PLN	Put	HSBC	11/30/23	4.20	—	EUR	234	16
Currency Option USD vs BRL	Put	GSI	11/08/23	4.50	—		471	—

See Notes to Financial Statements.

40

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs BRL	Put	CITI	11/16/23	4.00	—	471	$—
Currency Option USD vs BRL	Put	MSI	12/27/23	4.30	—	1,455	30
Currency Option USD vs COP	Put	MSI	11/02/23	3,500.00	—	177	1
Currency Option USD vs COP	Put	MSI	11/09/23	3,600.00	—	472	—
Currency Option USD vs COP	Put	MSI	11/09/23	3,600.00	—	472	—
Currency Option USD vs COP	Put	MSI	11/27/23	3,600.00	—	177	5
Currency Option USD vs COP	Put	MSI	11/29/23	3,500.00	—	510	5
Currency Option USD vs COP	Put	MSI	12/12/23	3,200.00	—	1,952	5
Currency Option USD vs HUF	Put	JPM	11/20/23	290.00	—	1,297	—
Currency Option USD vs HUF	Put	JPM	11/20/23	300.00	—	671	—
Currency Option USD vs HUF	Put	MSI	11/20/23	350.00	—	1,297	1,126
Currency Option USD vs HUF	Put	MSI	11/20/23	360.00	—	671	4,746
Currency Option USD vs MXN	Put	JPM	11/09/23	16.00	—	472	1
Currency Option USD vs MXN	Put	HSBC	11/09/23	16.75	—	234	4
Currency Option USD vs MXN	Put	MSI	11/10/23	15.00	—	963	—
Currency Option USD vs PLN	Put	JPM	11/01/23	3.45	—	1,133	—
Currency Option USD vs ZAR	Put	MSI	11/09/23	16.75	—	472	1
Currency Option USD vs ZAR	Put	MSI	12/01/23	16.75	—	1,456	144

Total Options Purchased (cost $55,612)							$28,097

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    41

Schedule of Investments   (continued)

as of October 31, 2023

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value

Currency Option EUR vs ILS	Call	MSI	02/16/24	4.48	—	EUR	555	$(5,682)
Currency Option EUR vs PLN	Call	HSBC	11/02/23	4.70	—	EUR	234	—
Currency Option EUR vs PLN	Call	MSI	11/16/23	4.47	—	EUR	471	(2,280)
Currency Option EUR vs PLN	Call	CITI	11/27/23	4.50	—	EUR	219	(1,009)
Currency Option USD vs CLP	Call	MSI	11/27/23	930.00	—		889	(5,918)
Currency Option USD vs CNH	Call	HSBC	11/08/23	7.30	—		169	(913)
Currency Option USD vs MXN	Call	MSI	11/01/23	17.85	—		522	(4,834)
Currency Option USD vs MXN	Call	GSI	11/16/23	18.00	—		542	(7,229)
Currency Option USD vs MXN	Call	HSBC	11/29/23	18.20	—		522	(6,725)
Currency Option USD vs ZAR	Call	JPM	12/01/23	20.50	—		1,962	(2,276)
Currency Option EUR vs HUF	Put	JPM	11/02/23	387.00	—	EUR	237	(2,750)
Currency Option EUR vs HUF	Put	JPM	11/02/23	388.00	—	EUR	237	(3,388)
Currency Option EUR vs HUF	Put	MSI	11/02/23	388.00	—	EUR	492	(7,034)
Currency Option EUR vs HUF	Put	JPM	11/27/23	383.00	—	EUR	255	(1,769)
Currency Option EUR vs PLN	Put	MSI	11/09/23	4.57	—	EUR	234	(6,376)
Currency Option EUR vs PLN	Put	HSBC	11/30/23	4.45	—	EUR	234	(1,611)
Currency Option USD vs BRL	Put	GSI	11/08/23	5.05	—		471	(4,189)
Currency Option USD vs BRL	Put	CITI	11/16/23	5.00	—		471	(3,229)
Currency Option USD vs BRL	Put	MSI	12/27/23	5.35	—		1,455	(89,074)
Currency Option USD vs COP	Put	MSI	11/09/23	4,150.00	—		472	(6,345)
Currency Option USD vs COP	Put	MSI	11/09/23	4,200.00	—		472	(10,282)
Currency Option USD vs COP	Put	MSI	11/27/23	4,100.00	—		177	(2,310)

See Notes to Financial Statements.

42

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs COP	Put	MSI	11/29/23	4,000.00	—	510	$(2,783)
Currency Option USD vs COP	Put	MSI	12/12/23	4,700.00	—	1,952	(255,885)
Currency Option USD vs HUF	Put	JPM	11/20/23	350.00	—	1,297	(1,126)
Currency Option USD vs HUF	Put	JPM	11/20/23	360.00	—	671	(4,746)
Currency Option USD vs MXN	Put	MSI	11/10/23	18.70	—	963	(37,087)
Currency Option USD vs ZAR	Put	MSI	12/01/23	18.75	—	472	(8,684)
Currency Option USD vs ZAR	Put	MSI	12/01/23	19.25	—	984	(36,214)

Total Options Written (premiums received $590,503)							$(521,748)

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
126	2 Year U.S. Treasury Notes	Dec. 2023	$25,505,156	$(102,542)
48	10 Year U.S. Treasury Notes	Dec. 2023	5,096,250	(97,638)
23	10 Year U.S. Ultra Treasury Notes	Dec. 2023	2,503,047	(80,521)
8	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	900,500	(59,731)

				(340,432)

Short Positions:
44	5 Year Euro-Bobl	Dec. 2023	5,414,044	43,345
25	5 Year U.S. Treasury Notes	Dec. 2023	2,611,914	34,313
35	10 Year Euro-Bund	Dec. 2023	4,776,951	94,645
16	Euro Schatz Index	Dec. 2023	1,780,571	2,227

				174,530

				$(165,902)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    43

Schedule of Investments   (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	351	$223,000	$223,562	$562	$—
Brazilian Real,
Expiring 11/03/23	CITI	BRL	1,623	320,000	321,701	1,701	—
Expiring 11/03/23	DB	BRL	2,091	423,195	414,470	—	(8,725)
Expiring 11/03/23	GSI	BRL	1,224	235,000	242,585	7,585	—
Expiring 11/03/23	TD	BRL	392	75,000	77,770	2,770	—
Expiring 12/04/23	BNP	BRL	2,787	553,383	550,464	—	(2,919)
Chilean Peso,
Expiring 12/20/23	CITI	CLP	110,245	122,700	122,802	102	—
Expiring 12/20/23	TD	CLP	253,368	272,000	282,227	10,227	—
Chinese Renminbi,
Expiring 11/16/23	BOA	CNH	12,196	1,677,000	1,663,245	—	(13,755)
Expiring 11/16/23	GSI	CNH	8,821	1,213,000	1,203,010	—	(9,990)
Expiring 11/16/23	GSI	CNH	8,535	1,168,000	1,164,016	—	(3,984)
Expiring 11/16/23	HSBC	CNH	10,963	1,505,000	1,495,139	—	(9,861)
Expiring 11/16/23	HSBC	CNH	6,929	956,000	944,978	—	(11,022)
Expiring 11/16/23	HSBC	CNH	3,972	547,000	541,678	—	(5,322)
Expiring 11/16/23	HSBC	CNH	1,637	223,909	223,262	—	(647)
Expiring 11/16/23	JPM	CNH	1,239	169,000	169,006	6	—
Colombian Peso,
Expiring 12/20/23	BARC	COP	8,140,254	1,910,656	1,955,527	44,871	—
Expiring 12/20/23	CITI	COP	665,582	150,459	159,892	9,433	—
Expiring 12/20/23	HSBC	COP	5,057,062	1,255,088	1,214,855	—	(40,233)
Expiring 12/20/23	TD	COP	5,417,383	1,328,116	1,301,414	—	(26,702)
Czech Koruna,
Expiring 01/19/24	DB	CZK	15,765	673,000	677,940	4,940	—
Euro,
Expiring 01/19/24	HSBC	EUR	347	368,762	368,059	—	(703)
Hungarian Forint,
Expiring 01/19/24	DB	HUF	197,432	542,000	540,035	—	(1,965)
Indian Rupee,
Expiring 12/20/23	BOA	INR	126,266	1,513,000	1,513,924	924	—
Expiring 12/20/23	BOA	INR	34,848	417,000	417,822	822	—
Expiring 12/20/23	CITI	INR	42,634	512,614	511,178	—	(1,436)
Expiring 12/20/23	JPM	INR	139,397	1,674,000	1,671,371	—	(2,629)
Expiring 12/20/23	JPM	INR	125,606	1,507,446	1,506,017	—	(1,429)
Expiring 12/20/23	JPM	INR	79,620	954,000	954,646	646	—
Expiring 12/20/23	MSI	INR	143,514	1,719,000	1,720,730	1,730	—
Indonesian Rupiah,
Expiring 12/20/23	CITI	IDR	2,285,688	144,159	143,372	—	(787)
Expiring 12/20/23	MSI	IDR	39,100,868	2,541,741	2,452,639	—	(89,102)

See Notes to Financial Statements.

44

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 12/20/23	DB	ILS	539	$142,185	$133,813	$—	$(8,372)
Japanese Yen,
Expiring 01/19/24	HSBC	JPY	104,656	714,169	699,823	—	(14,346)
Mexican Peso,
Expiring 12/20/23	CITI	MXN	3,682	198,842	202,521	3,679	—
Expiring 12/20/23	DB	MXN	5,397	306,556	296,856	—	(9,700)
Expiring 12/20/23	HSBC	MXN	4,369	235,000	240,316	5,316	—
Expiring 12/20/23	MSI	MXN	2,267	123,660	124,725	1,065	—
Expiring 12/20/23	SSB	MXN	4,353	235,000	239,443	4,443	—
Expiring 12/20/23	TD	MXN	9,068	497,000	498,818	1,818	—
Expiring 12/20/23	TD	MXN	9,024	492,000	496,388	4,388	—
Peruvian Nuevo Sol,
Expiring 12/20/23	CITI	PEN	6,250	1,676,222	1,623,587	—	(52,635)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	5,745	101,500	101,177	—	(323)
Expiring 12/20/23	MSI	PHP	33,651	594,000	592,594	—	(1,406)
Singapore Dollar,
Expiring 12/20/23	BOA	SGD	1,335	980,000	977,065	—	(2,935)
Expiring 12/20/23	CITI	SGD	421	308,000	308,052	52	—
Expiring 12/20/23	DB	SGD	521	383,026	381,312	—	(1,714)
Expiring 12/20/23	HSBC	SGD	870	636,000	636,806	806	—
Expiring 12/20/23	MSI	SGD	229	167,476	167,812	336	—
Expiring 12/20/23	SCB	SGD	1,623	1,196,000	1,188,152	—	(7,848)
South African Rand,
Expiring 12/20/23	HSBC	ZAR	2,723	142,351	145,443	3,092	—
Expiring 12/20/23	MSI	ZAR	10,602	564,001	566,333	2,332	—
Expiring 12/20/23	TD	ZAR	55,722	2,911,162	2,976,614	65,452	—
South Korean Won,
Expiring 12/20/23	CITI	KRW	405,710	302,696	300,720	—	(1,976)
Expiring 12/20/23	CITI	KRW	311,441	232,000	230,846	—	(1,154)
Expiring 12/20/23	CITI	KRW	222,343	164,619	164,805	186	—
Expiring 12/20/23	MSI	KRW	868,687	659,000	643,888	—	(15,112)
Expiring 12/20/23	SCB	KRW	686,414	510,000	508,783	—	(1,217)
Thai Baht,
Expiring 12/20/23	BOA	THB	34,779	971,000	972,061	1,061	—
Expiring 12/20/23	CITI	THB	9,139	248,000	255,424	7,424	—

				$42,585,693	$42,423,513	187,769	(349,949)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    45

Schedule of Investments   (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/24	JPM	AUD	372	$239,334	$236,412	$2,922	$—
Brazilian Real,
Expiring 11/03/23	BNP	BRL	2,787	555,445	552,506	2,939	—
Expiring 11/03/23	CITI	BRL	2,542	490,000	504,020	—	(14,020)
Expiring 12/04/23	CITI	BRL	714	142,226	140,993	1,233	—
British Pound,
Expiring 01/19/24	HSBC	GBP	102	125,898	124,426	1,472	—
Chilean Peso,
Expiring 12/20/23	GSI	CLP	497,134	544,000	553,759	—	(9,759)
Expiring 12/20/23	TD	CLP	1,438,132	1,598,387	1,601,939	—	(3,552)
Expiring 12/20/23	UAG	CLP	542,559	599,000	604,357	—	(5,357)
Expiring 12/20/23	UAG	CLP	512,048	567,000	570,371	—	(3,371)
Chinese Renminbi,
Expiring 11/16/23	MSI	CNH	34,493	4,731,411	4,703,960	27,451	—
Colombian Peso,
Expiring 12/20/23	BNP	COP	1,625,077	376,740	390,391	—	(13,651)
Expiring 12/20/23	BOA	COP	1,061,512	248,000	255,006	—	(7,006)
Expiring 12/20/23	BOA	COP	506,142	117,000	121,590	—	(4,590)
Expiring 12/20/23	CITI	COP	504,252	122,135	121,137	998	—
Expiring 12/20/23	MSI	COP	2,676,400	662,000	642,950	19,050	—
Czech Koruna,
Expiring 01/19/24	BARC	CZK	37,510	1,619,292	1,613,086	6,206	—
Expiring 01/19/24	GSI	CZK	11,346	483,143	487,940	—	(4,797)
Expiring 01/19/24	HSBC	CZK	5,725	246,134	246,205	—	(71)
Expiring 01/19/24	MSI	CZK	12,577	534,857	540,864	—	(6,007)
Euro,
Expiring 01/19/24	BNP	EUR	4,703	5,011,623	4,995,000	16,623	—
Expiring 01/19/24	HSBC	EUR	5,237	5,545,778	5,562,984	—	(17,206)
Expiring 01/19/24	MSI	EUR	2,997	3,196,980	3,183,419	13,561	—
Expiring 01/19/24	SCB	EUR	926	983,977	983,247	730	—
Hungarian Forint,
Expiring 01/19/24	GSI	HUF	1,218,756	3,294,647	3,333,653	—	(39,006)
Expiring 01/19/24	GSI	HUF	197,172	527,000	539,322	—	(12,322)
Indian Rupee,
Expiring 12/20/23	CITI	INR	37,021	444,046	443,884	162	—
Expiring 12/20/23	CITI	INR	18,825	225,070	225,712	—	(642)
Expiring 12/20/23	JPM	INR	125,453	1,506,000	1,504,173	1,827	—
Indonesian Rupiah,
Expiring 12/20/23	CITI	IDR	3,129,572	201,947	196,305	5,642	—
Expiring 12/20/23	CITI	IDR	1,424,088	91,016	89,327	1,689	—
Expiring 12/20/23	HSBC	IDR	11,643,462	739,000	730,347	8,653	—

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 12/20/23	BARC	ILS	2,741	$719,000	$680,030	$38,970	$—
Expiring 12/20/23	BARC	ILS	1,494	393,196	370,750	22,446	—
Expiring 12/20/23	CITI	ILS	2,537	662,000	629,490	32,510	—
Expiring 12/20/23	HSBC	ILS	497	122,922	123,427	—	(505)
Mexican Peso,
Expiring 12/20/23	BARC	MXN	33,041	1,852,135	1,817,490	34,645	—
Expiring 12/20/23	BOA	MXN	10,803	606,000	594,237	11,763	—
Expiring 12/20/23	HSBC	MXN	2,249	122,140	123,712	—	(1,572)
Expiring 12/20/23	SSB	MXN	10,679	613,000	587,424	25,576	—
New Taiwanese Dollar,
Expiring 12/20/23	CITI	TWD	44,402	1,375,000	1,371,908	3,092	—
Expiring 12/20/23	CITI	TWD	8,574	266,378	264,911	1,467	—
Expiring 12/20/23	GSI	TWD	29,032	897,000	897,020	—	(20)
Expiring 12/20/23	MSI	TWD	45,948	1,437,000	1,419,694	17,306	—
Peruvian Nuevo Sol,
Expiring 12/20/23	BARC	PEN	3,299	875,020	857,143	17,877	—
Expiring 12/20/23	BOA	PEN	2,507	657,300	651,371	5,929	—
Expiring 12/20/23	BOA	PEN	2,461	641,424	639,323	2,101	—
Expiring 12/20/23	BOA	PEN	1,367	354,576	355,037	—	(461)
Expiring 12/20/23	CITI	PEN	2,951	762,091	766,650	—	(4,559)
Expiring 12/20/23	CITI	PEN	716	184,654	185,931	—	(1,277)
Expiring 12/20/23	SCB	PEN	1,325	341,909	344,265	—	(2,356)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	68,904	1,213,518	1,213,390	128	—
Expiring 12/20/23	JPM	PHP	14,111	248,000	248,498	—	(498)
Expiring 12/20/23	SCB	PHP	87,406	1,533,000	1,539,223	—	(6,223)
Polish Zloty,
Expiring 01/19/24	BARC	PLN	2,162	494,000	511,857	—	(17,857)
Expiring 01/19/24	HSBC	PLN	1,730	409,871	409,580	291	—
Expiring 01/19/24	UAG	PLN	11,840	2,771,261	2,803,610	—	(32,349)
Singapore Dollar,
Expiring 12/20/23	HSBC	SGD	475	348,139	347,754	385	—
Expiring 12/20/23	JPM	SGD	10,329	7,621,657	7,561,070	60,587	—
Expiring 12/20/23	SCB	SGD	696	510,000	509,369	631	—
South African Rand,
Expiring 12/20/23	DB	ZAR	2,706	142,647	144,561	—	(1,914)
Expiring 12/20/23	MSI	ZAR	1,601	81,977	85,524	—	(3,547)
South Korean Won,
Expiring 12/20/23	CITI	KRW	737,771	558,000	546,850	11,150	—
Expiring 12/20/23	CITI	KRW	413,967	308,631	306,840	1,791	—
Expiring 12/20/23	DB	KRW	336,928	249,000	249,738	—	(738)
Expiring 12/20/23	SCB	KRW	5,335,133	4,044,066	3,954,504	89,562	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    47

Schedule of Investments   (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 12/20/23	GSI	THB	17,989	$507,125	$502,775	$4,350	$—
Expiring 12/20/23	JPM	THB	27,248	754,999	761,569	—	(6,570)
Expiring 12/20/23	MSI	THB	13,513	372,000	377,678	—	(5,678)
Expiring 12/20/23	MSI	THB	10,244	282,000	286,324	—	(4,324)

				$71,101,722	$70,839,812	493,715	(231,805)

						$681,484	$(581,754)

Cross currency exchange contracts outstanding at October 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/24	Buy	EUR	478	PLN 2,181	$—	$(8,248)	BOA
01/19/24	Buy	EUR	510	PLN 2,292	—	(1,134)	JPM

					$—	$(9,382)

Credit default swap agreement outstanding at October 31, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.EM.40.V1	12/20/28	1.000%(Q)	10,460	$527,204	$559,773	$32,569

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

48

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	7,132	01/02/26	10.461%(T)	1 Day BROIS(2)(T)/0.047%	$—	$(16,827)	$(16,827)
BRL	7,834	01/02/26	10.559%(T)	1 Day BROIS(2)(T)/0.047%	—	(15,487)	(15,487)
BRL	2,676	01/04/27	10.000%(T)	1 Day BROIS(2)(T)/0.047%	—	(21,394)	(21,394)
BRL	5,309	01/04/27	10.730%(T)	1 Day BROIS(2)(T)/0.047%	—	(14,572)	(14,572)
BRL	10,979	01/04/27	10.750%(T)	1 Day BROIS(2)(T)/0.047%	—	(28,497)	(28,497)
BRL	342	01/04/27	11.120%(T)	1 Day BROIS(2)(T)/0.047%	2,265	(673)	(2,938)
BRL	7,258	01/04/27	12.640%(T)	1 Day BROIS(1)(T)/0.047%	(44,025)	(60,160)	(16,135)
BRL	1,592	01/02/29	11.420%(T)	1 Day BROIS(2)(T)/0.047%	—	(190)	(190)
CLP	91,414	09/20/33	4.785%(S)	1 Day CLOIS(1)(S)/9.000%	7,161	10,041	2,880
CNH	4,647	12/15/27	2.680%(Q)	7 Day China Fixing Repo Rates(2)(Q)/2.500%	—	8,786	8,786

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    49

Schedule of Investments   (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	19,155	09/20/28	2.420	%(Q)	7 Day China Fixing Repo Rates(2)(Q)/2.500%	$7,758	$2,248	$(5,510)
COP	5,397,490	12/20/25	8.755	%(Q)	1 Day COOIS(1)(Q)/12.230%	—	17,355	17,355
COP	5,238,410	12/20/25	9.702	%(Q)	1 Day COOIS(1)(Q)/12.230%	34	(4,243)	(4,277)
COP	6,795,160	12/20/25	9.750	%(Q)	1 Day COOIS(1)(Q)/12.230%	(1,137)	(6,890)	(5,753)
COP	2,511,025	03/15/28	9.098	%(Q)	1 Day COOIS(1)(Q)/12.230%	12,647	(52)	(12,699)
COP	835,888	09/20/28	7.440	%(Q)	1 Day COOIS(2)(Q)/12.230%	(1,921)	(12,589)	(10,668)
COP	2,159,000	12/20/28	9.447	%(Q)	1 Day COOIS(1)(Q)/12.230%	—	(12,849)	(12,849)
CZK	19,526	06/21/25	5.919	%(A)	6 Month PRIBOR(1)(S)/6.880%	147	(4,595)	(4,742)
CZK	14,410	12/20/28	4.385	%(A)	6 Month PRIBOR(2)(S)/6.880%	—	566	566
CZK	7,500	09/20/33	4.225	%(A)	6 Month PRIBOR(2)(S)/6.880%	—	(8,349)	(8,349)
CZK	7,214	12/20/33	4.290	%(A)	6 Month PRIBOR(2)(S)/6.880%	—	(4,228)	(4,228)
HUF	575,500	12/20/25	7.740	%(A)	6 Month BUBOR(1)(S)/11.180%	—	14,037	14,037
HUF	300,000	12/20/28	7.410	%(A)	6 Month BUBOR(2)(S)/11.180%	—	(1,909)	(1,909)
HUF	145,770	12/20/33	7.420	%(A)	6 Month BUBOR(2)(S)/11.180%	—	(243)	(243)

See Notes to Financial Statements.

50

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
KRW	400,000	09/21/27	3.639%(Q)	3 Month KWCDC(1)(Q)/3.820%	$(3,603)	$4,727	$8,330
KRW	870,000	12/21/27	4.197%(Q)	3 Month KWCDC(2)(Q)/3.820%	31,070	3,291	(27,779)
KRW	600,000	03/15/28	2.965%(Q)	3 Month KWCDC(2)(Q)/3.820%	—	(20,425)	(20,425)
KRW	2,028,148	03/15/28	3.100%(Q)	3 Month KWCDC(1)(Q)/3.820%	56,772	60,575	3,803
KRW	1,470,750	09/20/28	3.435%(Q)	3 Month KWCDC(2)(Q)/3.820%	(6,814)	(31,998)	(25,184)
MXN	13,205	12/15/27	8.950%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	6,037	(22,706)	(28,743)
MXN	3,279	03/08/28	8.475%(M)	28 Day Mexican Interbank Rate(1)(M)/11.503%	6,047	8,716	2,669
MXN	13,610	09/13/28	8.658%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	(8,678)	(32,569)	(23,891)
MXN	15,680	12/13/28	8.535%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(37,901)	(37,901)
MXN	20,680	12/13/28	8.570%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	(10,110)	(48,422)	(38,312)
MXN	10,160	09/07/33	7.872%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(64,614)	(64,614)
MXN	9,570	09/07/33	7.970%(M)	28 Day Mexican Interbank Rate(2)(M)/11.503%	—	(57,525)	(57,525)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    51

Schedule of Investments   (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	6,830	06/21/25	6.021%(A)	6 Month WIBOR(1)(S)/5.560%	$4,201	$(17,620)	$(21,821)
PLN	1,204	06/15/27	4.970%(A)	6 Month WIBOR(2)(S)/5.560%	(13,160)	89	13,249
PLN	2,826	09/21/27	5.487%(A)	6 Month WIBOR(1)(S)/5.560%	—	(18,601)	(18,601)
PLN	5,393	09/21/27	6.547%(A)	6 Month WIBOR(1)(S)/5.560%	1,194	(83,344)	(84,538)
PLN	1,175	10/06/27	6.826%(A)	6 Month WIBOR(2)(S)/5.560%	—	21,043	21,043
PLN	460	10/25/27	7.900%(A)	6 Month WIBOR(2)(S)/5.560%	—	12,405	12,405
PLN	18	12/21/27	6.845%(A)	6 Month WIBOR(2)(S)/5.560%	227	473	246
PLN	3,569	09/20/28	4.640%(A)	6 Month WIBOR(1)(S)/5.560%	(7,773)	2,868	10,641
PLN	14,410	12/20/28	4.087%(A)	6 Month WIBOR(2)(S)/5.560%	(89,501)	(83,757)	5,744
THB	44,802	12/20/28	3.080%(Q)	1 Day THOR(1)(Q)/2.481%	—	(13,337)	(13,337)
ZAR	52,851	09/21/27	7.490%(Q)	3 Month JIBAR(1)(Q)/8.358%	49,954	86,385	36,431
ZAR	26,104	09/21/27	7.995%(Q)	3 Month JIBAR(2)(Q)/8.358%	(3,965)	(18,607)	(14,642)
ZAR	10,122	12/21/27	8.860%(Q)	3 Month JIBAR(1)(Q)/8.358%	(2,875)	(8,224)	(5,349)
ZAR	14,361	03/15/28	7.766%(Q)	3 Month JIBAR(2)(Q)/8.358%	(40,291)	(20,860)	19,431

See Notes to Financial Statements.

52

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	17,762	06/21/28	8.455%(Q)	3 Month JIBAR(1)(Q)/8.358%	$(1,774)	$3,544	$5,318
ZAR	15,630	09/20/28	8.415%(Q)	3 Month JIBAR(2)(Q)/8.358%	—	(6,722)	(6,722)
ZAR	11,504	09/20/28	8.623%(Q)	3 Month JIBAR(1)(Q)/8.358%	—	(283)	(283)
ZAR	25,326	12/20/28	8.897%(Q)	3 Month JIBAR(1)(Q)/8.358%	(2,474)	(10,800)	(8,326)
ZAR	3,548	12/20/28	9.085%(Q)	3 Month JIBAR(1)(Q)/8.358%	—	(2,942)	(2,942)
ZAR	5,396	11/10/32	9.160%(Q)	3 Month JIBAR(2)(Q)/8.358%	(18)	(8,368)	(8,350)

					$(52,605)	$(566,223)	$(513,618)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
MYR	10,158	12/20/25	3.898%(Q)	3 Month KLIBOR(1)(Q)/3.650%	$(3,403)	$—	$(3,403)	GSI
MYR	5,300	06/21/28	3.442%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(23,795)	—	(23,795)	BOA
MYR	4,300	06/21/28	3.598%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(13,034)	—	(13,034)	GSI
MYR	4,495	09/20/28	3.629%(Q)	3 Month KLIBOR(2)(Q)/3.650%	(13,544)	—	(13,544)	CITI

					$(53,776)	$—	$(53,776)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    53

Schedule of Investments   (continued)

as of October 31, 2023

Interest rate swap agreements outstanding at October 31, 2023 (continued):

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$—	$(53,776)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

JPS	$1,677,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Azerbaijan	$—	$780,644	$—
Bahrain	—	518,125	—
Brazil	—	1,238,003	—
Chile	—	2,043,686	—
China	—	952,637	—
Colombia	—	1,557,543	—
Costa Rica	—	185,000	—
Guatemala	—	657,344	—
Hungary	—	418,421	—
India	—	3,454,984	—
Indonesia	—	4,818,769	—
Israel	—	1,169,521	—
Jamaica	—	130,186	—
Kazakhstan	—	1,849,300	—

See Notes to Financial Statements.

54

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Kuwait	$—	$450,579	$—
Macau	—	519,288	—
Malaysia	—	2,150,866	—
Mexico	—	9,914,892	—
Panama	—	731,265	—
Peru	—	1,414,286	—
Philippines	—	139,704	—
Poland	—	574,183	—
Qatar	—	935,562	—
Saudi Arabia	—	1,436,962	—
South Africa	—	4,308,360	—
Thailand	—	344,850	—
Trinidad & Tobago	—	207,038	—
Turkey	—	174,748	—
Ukraine	—	236,452	—
United Arab Emirates	—	4,198,506	—
Venezuela	—	213,402	—
Vietnam	—	450,260	—
Sovereign Bonds
Angola	—	4,261,602	—
Argentina	—	2,125,404	—
Bahrain	—	3,247,600	—
Brazil	—	6,376,927	—
Cameroon	—	383,752	—
Chile	—	1,068,092	—
Colombia	—	6,541,072	—
Congo (Republic)	—	179,228	—
Costa Rica	—	1,619,620	—
Dominican Republic	—	7,963,114	—
Ecuador	—	1,980,570	—
Egypt	—	4,961,620	—
El Salvador	—	1,482,034	—
Gabon	—	1,851,000	—
Ghana	—	2,272,742	—
Guatemala	—	1,567,470	—
Honduras	—	371,684	—
Hungary	—	5,060,391	—
India	—	673,056	—
Indonesia	—	6,099,317	—
Iraq	—	796,720	—
Ivory Coast	—	2,425,747	—
Jamaica	—	1,496,686	—
Jordan	—	1,587,169	—
Kazakhstan	—	196,000	—
Lebanon	—	199,370	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    55

Schedule of Investments   (continued)

as of October 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Mexico	$—	$4,977,102	$—
Mongolia	—	599,044	—
Morocco	—	2,101,799	—
Mozambique	—	803,171	—
Nigeria	—	2,361,937	—
Oman	—	6,134,072	—
Pakistan	—	2,420,615	—
Panama	—	2,532,440	—
Papua New Guinea	—	383,914	—
Paraguay	—	1,106,300	—
Peru	—	3,926,729	—
Philippines	—	3,820,793	—
Poland	—	1,194,673	—
Qatar	—	5,128,586	—
Romania	—	6,475,759	—
Russia	—	263,733	—
Saudi Arabia	—	4,811,600	—
Senegal	—	1,615,243	—
Serbia	—	3,099,791	—
South Africa	—	3,231,975	—
Sri Lanka	—	2,262,572	—
Turkey	—	8,504,895	—
Ukraine	—	2,483,113	—
United Arab Emirates	—	2,991,487	—
Uruguay	—	3,192,283	—
Venezuela	—	1,029,270	—
Zambia	—	1,455,581	—
U.S. Treasury Obligation	—	262,154	—
Short-Term Investments
Affiliated Mutual Funds	3,620,819	—	—
U.S. Treasury Obligation	—	3,456,255	—
Options Purchased	—	28,097	—

Total	$3,620,819	$197,618,336	$—

Liabilities
Options Written	$—	$(521,748)	$—

Other Financial Instruments*
Assets
Futures Contracts	$174,530	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	681,484	—

See Notes to Financial Statements.

56

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Credit Default Swap Agreement	$—	$32,569	$—
Centrally Cleared Interest Rate Swap Agreements	—	182,934	—

Total	$174,530	$896,987	$—

Liabilities
Futures Contracts	$(340,432)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(581,754)	—
OTC Cross Currency Exchange Contracts	—	(9,382)	—
Centrally Cleared Interest Rate Swap Agreements	—	(696,552)	—
OTC Interest Rate Swap Agreements.	—	(53,776)	—

Total	$(340,432)	$(1,341,464)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Sovereign Bonds	71.2%
Oil & Gas	8.5
Electric	4.0
Engineering & Construction	1.8
U.S. Treasury Obligations	1.8
Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	1.8
Pipelines	1.5
Mining	1.4
Commercial Services	1.2
Banks	0.9
Diversified Financial Services	0.5
Transportation	0.5
Chemicals	0.5
Telecommunications	0.4
Lodging	0.4
Internet	0.2
Iron/Steel	0.2
Building Materials	0.2
Energy-Alternate Sources	0.2

Computers	0.2%
Investment Companies	0.1
Retail	0.1
Entertainment	0.1
Real Estate	0.1
Auto Manufacturers	0.1
Media	0.1
Gas	0.1
Foods	0.1
Beverages	0.1
Forest Products & Paper	0.1
Options Purchased	0.0 *

98.4
Options Written	(0.3)
Other assets in excess of liabilities	1.9

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    57

Schedule of Investments   (continued)

as of October 31, 2023

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$32,569*		—	$—
Foreign exchange contracts	Unaffiliated investments	28,097		Options written outstanding, at value	521,748

Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	9,382
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	681,484		Unrealized depreciation on OTC forward foreign currency exchange contracts	581,754
Interest rate contracts	Due from/to broker-variation margin futures	174,530	*	Due from/to broker-variation margin futures	340,432	*
Interest rate contracts	Due from/to broker-variation margin swaps	182,934	*	Due from/to broker-variation margin swaps	696,552	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	53,776

		$1,099,614			$2,203,644

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

58

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(42,180)	$(25,567)	$—	$—	$(341,349)
Foreign exchange contracts	(451,370)	351,084	—	2,187,019	—
Interest rate contracts	—	—	(903,022)	—	16,639

Total	$(493,550)	$325,517	$(903,022)	$2,187,019	$(324,710)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$23,464	$(9,488)	$—	$—	$32,184
Foreign exchange contracts	(132,901)	130,997	—	(975,719)	—
Interest rate contracts	—	—	157,512	—	(584,844)

Total	$(109,437)	$121,509	$157,512	$(975,719)	$(552,660)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 94,402
Options Written (2)	15,798,728
Futures Contracts - Long Positions (2)	30,382,203
Futures Contracts - Short Positions (2)	14,539,055
Forward Foreign Currency Exchange Contracts - Purchased (3)	47,113,737
Forward Foreign Currency Exchange Contracts - Sold (3)	72,813,661
Cross Currency Exchange Contracts (4)	1,608,111
Interest Rate Swap Agreements (2)	39,178,199
Credit Default Swap Agreements - Buy Protection (2)	6,631,000
Credit Default Swap Agreements - Sell Protection (2)	2,974,968

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    59

Schedule of Investments   (continued)

as of October 31, 2023

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,351,138	$(1,351,138)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$165,015	$(17,857)	$147,158	$(147,158)	$—
BNP	19,562	(16,570)	2,992	—	2,992
BOA	22,600	(60,790)	(38,190)	—	(38,190)
CITI	82,444	(96,591)	(14,147)	—	(14,147)
DB	4,940	(33,128)	(28,188)	—	(28,188)
GSI	11,946	(107,733)	(95,787)	—	(95,787)
HSBC	24,921	(110,737)	(85,816)	—	(85,816)
JPM	82,758	(28,315)	54,443	—	54,443
MSI	89,798	(605,964)	(516,166)	362,117	(154,049)
SCB	90,923	(17,644)	73,279	—	73,279
SSB	30,019	—	30,019	(30,019)	—
TD	84,655	(30,254)	54,401	—	54,401
UAG	—	(41,077)	(41,077)	—	(41,077)

	$709,581	$(1,166,660)	$(457,079)	$184,940	$(272,139)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

60

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $1,351,138:
Unaffiliated investments (cost $233,131,078)	$197,618,336
Affiliated investments (cost $3,620,617)	3,620,819
Foreign currency, at value (cost $52,797)	52,741
Cash segregated for counterparty - OTC	99,000
Dividends and interest receivable	3,046,074
Deposit with broker for centrally cleared/exchange-traded derivatives	1,677,000
Receivable for investments sold	927,686
Unrealized appreciation on OTC forward foreign currency exchange contracts	681,484
Receivable for Fund shares sold	419,638
Prepaid expenses and other assets	2,339

Total Assets	208,145,117

Liabilities

Payable to broker for collateral for securities on loan	1,375,852
Unrealized depreciation on OTC forward foreign currency exchange contracts	581,754
Options written outstanding, at value (premiums received $590,503)	521,748
Payable for Fund shares purchased	370,960
Payable for investments purchased	366,443
Accrued expenses and other liabilities	106,952
Management fee payable	62,018
Unrealized depreciation on OTC swap agreements	53,776
Due to broker—variation margin futures	42,668
Due to broker—variation margin swaps	11,221
Unrealized depreciation on OTC cross currency exchange contracts	9,382
Dividends payable	8,619
Directors’ fees payable	1,068
Affiliated transfer agent fee payable	397
Distribution fee payable	26

Total Liabilities	3,512,884

Net Assets	$204,632,233

Net assets were comprised of:
Common stock, at par	$319
Paid-in capital in excess of par	265,419,981
Total distributable earnings (loss)	(60,788,067)

Net assets, October 31, 2023	$204,632,233

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    61

Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value, offering price and redemption price per share, ($92,539 ÷ 14,439 shares of beneficial interest issued and outstanding)	$6.41
Maximum sales charge (3.25% of offering price)	0.22

Maximum offering price to public	$6.63

Class C

Net asset value, offering price and redemption price per share, ($8,548 ÷ 1,333 shares of beneficial interest issued and outstanding)	$6.41

Class Z

Net asset value, offering price and redemption price per share, ($8,792,584 ÷ 1,370,517 shares of beneficial interest issued and outstanding)	$6.42

Class R6

Net asset value, offering price and redemption price per share, ($195,738,562 ÷ 30,531,514 shares of beneficial interest issued and outstanding)	$6.41

See Notes to Financial Statements.

62

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Interest income	$11,861,796
Affiliated dividend income	192,154
Unaffiliated dividend income	77,498
Income from securities lending, net (including affiliated income of $13,266)	13,276

Total income	12,144,724

Expenses
Management fee	1,245,770
Distribution fee(a)	294
Audit fee	53,000
Custodian and accounting fees	43,531
Professional fees	43,442
Shareholders’ reports	37,908
Registration fees(a)	37,718
Transfer agent’s fees and expenses (including affiliated expense of $2,331)(a)	20,822
Directors’ fees	12,351
SEC registration fees	3,095
Miscellaneous	48,908

Total expenses	1,546,839
Less: Fee waiver and/or expense reimbursement(a)	(277,949)

Net expenses	1,268,890

Net investment income (loss)	10,875,834

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $869)	(10,965,677)
Futures transactions	(903,022)
Forward and cross currency contract transactions	2,187,019
Options written transactions	325,517
Swap agreement transactions	(324,710)
Foreign currency transactions	(554,798)

(10,235,671)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $325)	10,875,690
Futures	157,512
Forward and cross currency contracts	(975,719)
Options written	121,509
Swap agreements	(552,660)
Foreign currencies	111,992

9,738,324

Net gain (loss) on investment and foreign currency transactions	(497,347)

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,378,487

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    63

Statement of Operations

Year Ended October 31, 2023

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	207	87	—	—
Registration fees	5,790	5,290	11,847	14,791
Transfer agent’s fees and expenses	585	59	18,474	1,704
Fee waiver and/or expense reimbursement	(6,352)	(5,344)	(32,658)	(233,595)

See Notes to Financial Statements.

64

Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$10,875,834	$7,190,721
Net realized gain (loss) on investment and foreign currency transactions	(10,235,671)	(7,031,392)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,738,324	(44,402,458)

Net increase (decrease) in net assets resulting from operations	10,378,487	(44,243,129)

Dividends and Distributions
Distributions from distributable earnings
Class A	(6,066)	(4,104)
Class C	(595)	(454)
Class Z	(894,651)	(885,485)
Class R6	(13,766,241)	(8,274,777)

	(14,667,553)	(9,164,820)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	119,813,877	79,972,841
Net asset value of shares issued in reinvestment of dividends and distributions	14,522,957	8,930,919
Cost of shares purchased	(65,390,121)	(49,944,561)

Net increase (decrease) in net assets from Fund share transactions	68,946,713	38,959,199

Total increase (decrease)	64,657,647	(14,448,750)

Net Assets:

Beginning of year	139,974,586	154,423,336

End of year	$204,632,233	$139,974,586

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    65

Financial Highlights

Class A Shares
	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.40		$9.06	$8.86	$9.51	$8.88
Income (loss) from investment operations:
Net investment income (loss)	0.36		0.34	0.36	0.38	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.17	(b)	(2.57)	0.25	(0.56)	0.69
Total from investment operations	0.53		(2.23)	0.61	(0.18)	1.15
Less Dividends and Distributions:
Dividends from net investment income	(0.52)		(0.43)	(0.41)	(0.47)	(0.52)
Net asset value, end of year	$6.41		$6.40	$9.06	$8.86	$9.51
Total Return(c):	8.07%		(25.24)%	6.91%	(1.82)%	13.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93		$63	$59	$28	$13
Average net assets (000)	$83		$74	$47	$18	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.06	%(e)	1.05%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	8.75%		11.65%	19.07%	66.11%	115.95%
Net investment income (loss)	5.29%		4.36%	3.84%	4.19%	4.95%
Portfolio turnover rate(f)	29%		20%	20%	23%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

66

Class C Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.40	$9.06	$8.86	$9.51	$8.88
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.27	0.28	0.32	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.17 (b)	(2.55)	0.26	(0.57)	0.69
Total from investment operations	0.47	(2.28)	0.54	(0.25)	1.08
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.38)	(0.34)	(0.40)	(0.45)
Net asset value, end of year	$6.41	$6.40	$9.06	$8.86	$9.51
Total Return(c):	7.26%	(25.82)%	6.11%	(2.55)%	12.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9	$8	$11	$10	$10
Average net assets (000)	$9	$9	$11	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.80%	1.80%	1.80%	1.80%	1.80%
Expenses before waivers and/or expense reimbursement	63.23%	81.50%	78.90%	114.46%	139.02%
Net investment income (loss)	4.52%	3.53%	3.08%	3.56%	4.22%
Portfolio turnover rate(e)	29%	20%	20%	23%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    67

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.40	$9.06	$8.87	$9.51	$8.88
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.35	0.38	0.40	0.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.19 (b)	(2.55)	0.25	(0.54)	0.69
Total from investment operations	0.56	(2.20)	0.63	(0.14)	1.17
Less Dividends and Distributions:
Dividends from net investment income	(0.54)	(0.46)	(0.44)	(0.50)	(0.54)
Net asset value, end of year	$6.42	$6.40	$9.06	$8.87	$9.51
Total Return(c):	8.57%	(25.01)%	7.11%	(1.43)%	13.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,793	$10,670	$18,069	$18,982	$5,782
Average net assets (000)	$11,553	$14,687	$25,561	$10,951	$3,498
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.75%	0.80%
Expenses before waivers and/or expense reimbursement	1.03%	1.06%	1.07%	1.53%	2.41%
Net investment income (loss)	5.57%	4.54%	4.12%	4.45%	5.12%
Portfolio turnover rate(e)	29%	20%	20%	23%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

68

Class R6 Shares
	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.40		$9.06	$8.86	$9.51	$8.88
Income (loss) from investment operations:
Net investment income (loss)	0.38		0.36	0.39	0.43	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.17	(b)	(2.56)	0.26	(0.57)	0.69
Total from investment operations	0.55		(2.20)	0.65	(0.14)	1.18
Less Dividends and Distributions:
Dividends from net investment income	(0.54)		(0.46)	(0.45)	(0.51)	(0.55)
Net asset value, end of year	$6.41		$6.40	$9.06	$8.86	$9.51
Total Return(c):	8.50%		(24.94)%	7.34%	(1.44)%	13.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$195,739		$129,233	$136,285	$97,771	$26,493
Average net assets (000)	$180,012		$137,772	$107,966	$30,037	$25,144
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66	%(e)	0.65%	0.65%	0.66%	0.74%
Expenses before waivers and/or expense reimbursement	0.79%		0.78%	0.81%	1.16%	1.49%
Net investment income (loss)	5.68%		4.73%	4.24%	4.69%	5.27%
Portfolio turnover rate(f)	29%		20%	20%	23%	33%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    69

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

70

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing

PGIM Emerging Markets Debt Hard Currency Fund    71

Notes to Financial Statements (continued)

derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

72

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on

PGIM Emerging Markets Debt Hard Currency Fund    73

Notes to Financial Statements (continued)

the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or

74

is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

PGIM Emerging Markets Debt Hard Currency Fund    75

Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of

76

the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

PGIM Emerging Markets Debt Hard Currency Fund    77

Notes to Financial Statements (continued)

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative

78

proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

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Notes to Financial Statements (continued)

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.650% on average daily net assets up to $1 billion;	0.65%
0.630% on average daily net assets from $1 billion to $3 billion;
0.610% on average daily net assets from $3 billion to $5 billion;
0.600% on average daily net assets from $5 billion to $10 billion;
0.590% on average daily net assets over $10 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.05%
C	1.80
Z	0.75
R6	0.65

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

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Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS has not received any front-end sales charges (“FESL”) resulting from sales of certain class shares. Additionally, for the year ended October 31, 2023, PIMS did not receive any contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

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Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$114,256,340	$53,001,806

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$65,184,433	$62,944,944	$ —	$ —	$2,239,489	2,239,489	$192,154

PGIM Institutional Money Market Fund(1)(b)(wb)
1,747,632	4,477,725	4,845,221	325	869	1,381,330	1,382,021	13,266	(2)
$1,747,632	$69,662,158	$67,790,165	$325	$869	$3,620,819		$205,420

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$14,667,553	$—	$—	$14,667,553

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For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$9,164,820	$—	$—	$9,164,820

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$2,467,731	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$236,988,890	$1,188,498	$(38,070,360)	$(36,881,862)

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales, amortization of bond premium, foreign currency forwards, defaulted securities and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$24,920,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The

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Notes to Financial Statements (continued)

Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 600,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	100,000,000
C	100,000,000
Z	200,000,000
R6	200,000,000

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,394	9.7%
C	1,333	100.0
R6	5,444,299	17.8

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	17.1%
Unaffiliated	2	78.2

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Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	6,909	$46,253
Shares issued in reinvestment of dividends and distributions	849	5,718
Shares purchased	(5,335)	(35,935)
Net increase (decrease) in shares outstanding before conversion	2,423	16,036
Shares issued upon conversion from other share class(es)	2,140	14,681
Net increase (decrease) in shares outstanding	4,563	$30,717

Year ended October 31, 2022:
Shares sold	39,571	$334,658
Shares issued in reinvestment of dividends and distributions	470	3,551
Shares purchased	(42,921)	(352,555)
Net increase (decrease) in shares outstanding before conversion	(2,880)	(14,346)
Shares issued upon conversion from other share class(es)	6,260	42,074
Net increase (decrease) in shares outstanding	3,380	$27,728

Class C
Year ended October 31, 2023:
Shares issued in reinvestment of dividends and distributions	88	$595
Net increase (decrease) in shares outstanding	88	$595

Year ended October 31, 2022:
Shares issued in reinvestment of dividends and distributions	59	$454
Net increase (decrease) in shares outstanding	59	$454

Class Z
Year ended October 31, 2023:
Shares sold	1,739,007	$11,665,541
Shares issued in reinvestment of dividends and distributions	111,346	751,057
Shares purchased	(1,819,009)	(12,268,654)
Net increase (decrease) in shares outstanding before conversion	31,344	147,944
Shares issued upon conversion from other share class(es)	78	523
Shares purchased upon conversion into other share class(es)	(327,880)	(2,221,838)
Net increase (decrease) in shares outstanding	(296,458)	$(2,073,371)

Year ended October 31, 2022:
Shares sold	1,071,706	$8,598,237
Shares issued in reinvestment of dividends and distributions	85,119	652,230
Shares purchased	(1,471,273)	(11,268,608)
Net increase (decrease) in shares outstanding before conversion	(314,448)	(2,018,141)
Shares issued upon conversion from other share class(es)	262	2,039
Shares purchased upon conversion into other share class(es)	(12,660)	(96,047)
Net increase (decrease) in shares outstanding	(326,846)	$(2,112,149)

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6
Year ended October 31, 2023:
Shares sold	15,999,865	$108,102,083
Shares issued in reinvestment of dividends and distributions	2,045,842	13,765,587
Shares purchased	(8,037,620)	(53,085,532)
Net increase (decrease) in shares outstanding before conversion	10,008,087	68,782,138
Shares issued upon conversion from other share class(es)	325,783	2,207,156
Shares purchased upon conversion into other share class(es)	(78)	(522)
Net increase (decrease) in shares outstanding	10,333,792	$70,988,772

Year ended October 31, 2022:
Shares sold	9,368,577	$71,039,946
Shares issued in reinvestment of dividends and distributions	1,101,339	8,274,684
Shares purchased	(5,324,429)	(38,323,398)
Net increase (decrease) in shares outstanding before conversion	5,145,487	40,991,232
Shares issued upon conversion from other share class(es)	6,406	53,973
Shares purchased upon conversion into other share class(es)	(262)	(2,039)
Net increase (decrease) in shares outstanding	5,151,631	$41,043,166

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

86

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 5 day that the Fund had loans outstanding during the period was approximately $7,753,400, borrowed at a weighted average interest rate of 6.41%. The maximum loan outstanding amount during the period was $11,185,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: Credit risk relates to the ability of the issuer of a fixed income instrument or the counterparty to a financial transaction with the Fund to meet interest and principal payments as they come due or to fulfill its obligations to the Fund. The value of the fixed income instruments held by the Fund will be adversely affected by any erosion in the ability of the relevant issuers to make interest and principal payments as they become due. The ratings given to a debt security by certain ratings agencies provide a generally useful guide as to such credit risk. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund’s income, but also will increase the credit risk to which the Fund is subject. The Fund generally enters into financial transactions with major dealers that are deemed acceptable to the subadviser from a credit perspective.

Currency Risk: The Fund’s assets may be invested in securities that are denominated in non-US currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies. The weakening of a country’s currency relative to the US dollar will negatively affect the dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing funds denominated in particular currencies; or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.

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Notes to Financial Statements (continued)

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

88

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

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Notes to Financial Statements (continued)

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the

90

Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and

PGIM Emerging Markets Debt Hard Currency Fund    91

Notes to Financial Statements (continued)

semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

92

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Hard Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Hard Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Emerging Markets Debt Hard Currency Fund    93

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Emerging Markets Debt Hard Currency Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which,

1PGIM Emerging Markets Debt Hard Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Visit our website at pgim.com/investments

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2022. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that, while the Fund underperformed its benchmark index over all periods, it outperformed its benchmark index and ranked in the first quartile of its peer group in 2021.

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•

The Board further considered PGIM Investments’ assertions that the Fund’s active positioning down the credit curve and persistent underweights to sovereign debt lend itself to underperformance during periods of market volatility and a flight-to-quality, and that country and security selection should be the primary driver of excess performance over the intermediate- to long-term.

•

The Board noted that the Fund outperformed its benchmark index over all trailing periods as of December 31, 2022, gross of fees, and that the Fund performed in the first quartile of its peer group in two out of the last four calendar years, net of fees.

•	The Board also considered that portfolio managers were added to the investment team in 2021.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.05% for Class A shares, 1.80% for Class C shares, 0.75% for Class Z shares, and 0.65% for Class R6 shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Hard Currency Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Hard Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

    Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT HARD CURRENCY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PDHAX	PDHCX	PDHVX	PDHQX

CUSIP	743969479	743969461	743969446	743969453

MF239E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $249,100 and $244,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(c) Tax Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(d) All Other Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2023 and October 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures—Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	December 19, 2023